UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

TERRASCEND CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF MEETING,

MANAGEMENT INFORMATION CIRCULAR

AND PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

TERRASCEND CORP.

TO BE HELD ON

June 24, 2025

These materials are important and require your immediate attention. If you have questions as to how to deal with these documents or the matters to which they refer, please contact your financial, legal or other professional advisor.

If you have any questions or require further information with regard to voting your shares or completing your documentation, please contact Odyssey Trust Company, our transfer agent, toll free within North America at 1-888- 290-1175 or 1-587-885-0960, or via www.odysseytrust.com/ca-en/help/.

April 28, 2025

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF TERRASCEND CORP.

TO BE HELD ON JUNE 24, 2025

TO: The holders of common shares of TerrAscend Corp.

NOTICE IS HEREBY GIVEN that the annual meeting of the holders (the “Shareholders”) of common shares (the “Common Shares”) of TerrAscend Corp. (the “Corporation”) will be held virtually at https://web.lumiagm.com/229337617 (password: “terrascend2025” (case-sensitive)) on June 24, 2025, at 1:00 p.m. (Eastern Time) (the “Meeting”), for the following purposes:

1.
to receive and consider the audited consolidated financial statements of the Corporation for the financial year ended December 31, 2024, together with the report of the auditor thereon;
2.
to elect five (5) director nominees named in the management information circular and proxy statement (the "Circular") accompanying this Notice of Meeting for the Corporation for the ensuing year to the board of directors of the Corporation (the “Board”);
3.
to ratify the re-appointment of MNP LLP by the audit committee as our auditor and independent registered public accounting firm for the fiscal year ended December 31, 2025 and to authorize the Board to fix their remuneration;
4.
to consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the Circular, to approve amendments to an aggregate of 3,706,250 stock options of the Corporation (the “Options”) held by certain insiders of the Corporation, to modify the exercise prices of such Options, subject to meeting a service period requirement, from their current respective exercise prices to the exercise prices set forth in the Circular; and;
5.
to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The specific details of the foregoing matters to be put before the Meeting are set forth in the Circular accompanying this Notice of Meeting.

The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on April 25, 2025 (the “Record Date”). Only Shareholders whose names have been entered in the applicable register of Shareholders as of 5:00 p.m. (Eastern Time) on the Record Date are entitled to receive notice of and vote at the Meeting. Those Shareholders of record will be included in the list of Shareholders prepared as of the Record Date and will be entitled to vote the Common Shares recorded therein at the Meeting. We intend to mail a notice of internet availability to all Shareholders entitled to vote at the Meeting on May 15, 2025.

Each Common Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting.

A Shareholder may attend the Meeting or may be represented by proxy through the Lumi platform. Registered Shareholders who are unable to attend the Meeting are requested to complete, sign and date the enclosed form of proxy and send it to Odyssey Trust Company (“Odyssey”), the Corporation’s transfer agent, at its offices located at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or to vote over the Internet as specified in the form of proxy. To be effective, such proxy must be received by Odyssey by 1:00 p.m. (Eastern Time) on June 20, 2025, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders whose Common Shares are held by an Intermediary (as defined below) ("Non-Registered Shareholders") who receive these proxy materials through their broker or other intermediary ("Intermediary") may attend and vote at the Meeting or vote by proxy prior to the Meeting, by following the instructions provided by their Intermediary.

Virtual Meeting Logistics

As noted above, the Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting, Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/229337617. Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving Shareholder materials via email) is the username. The password to the Meeting is “terrascend2025” (case sensitive). If as a registered Shareholder you are using your control number to log in to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to the proxy voting cut-off.

• Duly appointed proxyholders: A Shareholder who wishes to appoint a person other than the management nominee(s) identified in the form of proxy to attend, participate or vote at the Meeting (including a Non-Registered Shareholder who wishes to appoint themselves) must register the appointed proxyholder by sending an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 20, 2025, providing Odyssey with the required proxyholder contact as set out in the provided instructions, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting. Odyssey will provide the proxyholder with a username by e-mail before the Meeting. The password to the Meeting is “terrascend2025” (case sensitive).

Only registered Shareholders and duly appointed proxyholders (including a Non-Registered Shareholder who wishes to appoint themselves) will be entitled to attend, participate and vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 24, 2025 at 1:00p.m. Eastern Time.

This Circular and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, are available at https://ir.terrascend.com. As permitted by the rules of the United States Securities and Exchange Commission (the “SEC”) and the Canadian securities regulators, the Corporation is providing Meeting-related materials to Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Shareholders may request to receive paper copies of the proxy materials related to the Meeting by mail at no cost. Shareholders may request to receive a paper copy of the proxy materials for up to one year from the date such materials were filed on the Corporation's profile on the System for Electronic Document Analysis and Retrieval + at www.sedarplus.ca.

For more information regarding notice-and-access or to obtain a paper copy of the proxy materials you may contact our transfer agent, Odyssey Trust Company, via www.odysseytrust.com/ca-en/help/ or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America).

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lynn Gefen d
Lynn Gefen
Chief People and Legal Officer, Corporate Secretary

Toronto, Ontario

April 28, 2025

We have filed our Management's Discussion & Analysis and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar, respectively. Such documents can be accessed free of charge. Shareholders can also access this Circular and our Annual Report on Form 10-K at https://ir.terrascend.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 is also available without charge upon written request to the Corporation via email at IR@terrascend.com.

MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 24, 2025
at 1:00 P.M. (EASTERN TIME)

This management information circular and proxy statement (the “Circular”) is being furnished to holders (“Shareholders”) of common shares (the “Common Shares”) in the capital of TerrAscend Corp.(“TerrAscend” or the “Corporation”) in connection with the solicitation of proxies by management of the Corporation for use at the annual meeting of Shareholders to be held virtually at https://web.lumiagm.com/229337617 (password: “terrascend2025” (case-sensitive)) on June 24, 2025, at 1:00 p.m. (Eastern Time) (the “Meeting”), or any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”).

INFORMATION CONTAINED IN THIS CIRCULAR

Information contained in this Circular is given as of April 25, 2025, unless otherwise specifically stated. Unless otherwise indicated herein as Canadian dollars (C), all dollar amounts are in United States dollars.

The Corporation is a reporting issuer or equivalent in the provinces of British Columbia, Alberta and Ontario and files its continuous disclosure documents with the provincial securities regulatory authorities of those provinces. The continuous disclosure documents of the Corporation are filed under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval + (“SEDAR+”) at www.sedarplus.ca and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar.

CAUTION REGARDING CANNABIS OPERATIONS IN THE UNITED STATES

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the United States. Cannabis remains a Schedule I drug under the United States Controlled Substances Act, making it illegal under federal law in the United States to, among other things, cultivate, distribute or possess cannabis in the United States. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the United States may form the basis for prosecution under applicable United States federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the United States has trended toward non-enforcement against individuals and businesses that comply with medical or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Corporation of liability under United States federal law, nor will it provide a defense to any federal proceeding which may be brought against the Corporation. The enforcement of federal laws in the United States is a significant risk to the business of the Corporation and any proceedings brought against the Corporation thereunder may adversely affect its operations and financial performance.

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INFORMATION CONCERNING THE CORPORATION

General Information

The Corporation was incorporated under the Business Corporations Act (Ontario) (“OBCA”) as “TerrAscend Corp.” on March 7, 2017. The Corporation’s registered and head office is located at 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5. The Common Shares commenced trading on the Canadian Securities Exchange (the “CSE”) on May 3, 2017, under the symbol “TER” and continued trading on the CSE until the listing of the Common Shares on the Toronto Stock Exchange (the “TSX”), effective July 4, 2023. The Common Shares are listed and posted for trading on the TSX under the symbol “TSND” and on the OTCQX® Best Market (the “OTCQX”) under the symbol “TSNDF”.

Voting Securities and Principal Holders of Voting Securities

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of proportionate voting shares (“Proportionate Voting Shares”), an unlimited number of non-participating, non-voting, unlisted exchangeable shares (“Exchangeable Shares”), and an unlimited number of preferred shares, issuable in series (“Preferred Shares”). As of the close of business on April 25, 2025 (the “Record Date”), there were a total of 293,004,431 Common Shares, no Proportionate Voting Shares, 63,492,037 Exchangeable Shares and 12,950 Preferred Shares issued and outstanding. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting, and each Proportionate Voting Share would entitle the holder thereof to 1,000 votes on all matters to be acted upon at the Meeting. The Exchangeable Shares and the Preferred Shares are not entitled to vote at the Meeting. Therefore, there are a total of 293,004,431 votes eligible to be cast at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, as of the Record Date, no person or company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying 10% or more of the voting rights attached to the Common Shares except for the following:

Name of Shareholder	Number of Votes Held	Percentage of Total Eligible Votes (1)
Jason Wild	90,991,236(2)	31.05%

_______________

(1)
Based on a total of 293,004,431 Common Shares outstanding on an undiluted basis as of the Record Date.
(2)
Jason Wild, the Executive Chairman of the Corporation and Chairman of the Board, directly and indirectly controls 90,991,236 Common Shares representing 31.05% of the Common Shares as of the Record Date.

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GENERAL PROXY MATTERS

Solicitation of Proxies

Management of the Corporation is using this Circular to solicit proxies from Shareholders for use at the Meeting. TerrAscend will bear all costs associated with the preparation and mailing of proxy materials, as well as the cost of the solicitation of proxies. Solicitations of proxies will be primarily made by mail, but may also be made by telephone, by email, by other means of electronic transmission or in person by directors, officers and employees of TerrAscend. Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals and to obtain authorizations for the execution of proxies.

As permitted by the rules of the SEC and the Canadian securities regulators, the Corporation is providing meeting related materials to Shareholders over the Internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 51-102 – Continuous Disclosure Obligations and National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”). This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Record Date

The Board fixed the close of business on April 25, 2025 as the Record Date for determining which Shareholders shall be entitled to receive notice of, and to vote at, the Meeting. Only Shareholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Persons who acquire Common Shares after the Record Date will not be entitled to vote such shares at the Meeting.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person, persons or entity (who need not be a Shareholder) other than the persons designated in the form of proxy provided by the Corporation to attend and act on behalf of the Shareholder at the Meeting. A Shareholder wishing to exercise this right may do so by inserting the name(s) of the desired person, persons or entity in the blank space provided in the form of proxy or by completing another proper form of proxy. This is an additional step to be completed once you have submitted your form of proxy or Voting Instruction Form (as defined below) (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). In order to be effective, a proxy must be received by the Corporation’s transfer agent, Odyssey Trust Company (“Odyssey”), at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or over the Internet as specified in the form of proxy, by 1:00 p.m. (Eastern Time) on June 20, 2025, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof. The Chair of the Meeting may waive or extend the proxy cut-off without notice and in the Chair's sole discretion. The proxy must be in writing and executed by the Shareholder, or such Shareholder’s attorney authorized in writing, or if such Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof.

A registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by such registered Shareholder, by such registered Shareholder’s attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof, and delivered either to the Corporation or to Odyssey at the address specified above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment(s) or postponement(s) thereof, or with the Chair of the Meeting on the day of the Meeting before the commencement of the Meeting or the reconvening of any adjournment or postponement of the Meeting, or in any other manner permitted by law. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

If you are a Non-Registered Shareholder (as defined below) who has voted by proxy through your Intermediary (as defined below) and would like to change or revoke your vote, contact your Intermediary to discuss whether this is possible and what procedures you need to follow. The change or revocation of voting instructions by a Non-Registered Shareholder can take several days or longer to complete and, accordingly, any such action should be completed well in advance of the deadline given in the proxy or Voting Instruction Form by the Intermediary or its service company to ensure it is effective.

Proxy Voting

The persons named in the form of proxy will vote (or withhold from voting) the Common Shares in respect of which they are appointed in accordance with the instructions of the Shareholder appointing them, and if the Shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the persons appointed as proxyholders shall vote accordingly. If you return a signed and dated form of proxy or Voting Instruction Form, or otherwise vote without marking voting selections, your Common Shares will be voted FOR the passing of all matters and resolutions described herein. The persons named in the enclosed proxy will have discretionary authority with respect to any amendments or variations of the matters of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjournment(s) or postponement(s) thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine or contested. The form of proxy confers discretionary authority upon the persons named therein to vote with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponements(s) thereof, the form of proxy will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

Non-Registered Shareholders

Only registered Shareholders or the person(s) they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder whose Common Shares are held by an Intermediary (“Non-Registered Shareholder”) are registered either: (i) in the name of a broker or other intermediary (“Intermediary”) with whom the Non-Registered Shareholder deals in respect of the Common Shares; or (ii) in the name of a clearing agency (such as CDS & Co.) of which the Intermediary is a participant.

In accordance with the requirements of NI 54-101, the Corporation is using notice-and-access to send proxy materials in connection with the Meeting to Non-Registered Shareholders using the “indirect” sending procedures set out in NI 54-101. Accordingly, the Corporation has distributed copies of the proxy materials in connection with the Meeting to Broadridge Investor Communications Corporation (“Broadridge”) to deliver, on behalf of the Intermediaries, to each Non-Registered Shareholder. The Corporation does not intend to pay for Intermediaries to deliver the proxy materials in connection with the Meeting to Non-Registered Shareholders who have objected to their Intermediary disclosing ownership information about themselves to the Corporation.

Non-Registered Shareholders will be given, in substitution for the form of proxy otherwise contained in the proxy-related materials, a voting instruction form (the “Voting Instruction Form”) which, when properly completed and, if applicable, signed by the Non-Registered Shareholder and returned to the Intermediary, as applicable, will constitute voting instructions which the Intermediary, as applicable, must follow. The purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives the Voting Instruction Form wish to vote at the Meeting in person (or have another person attend the vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should so indicate in the place provided for that purpose in the Voting Instruction Form and a form of legal proxy will be sent to the Non-Registered Shareholder. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Common Shares are voted at the Meeting. If you have any questions with respect to the voting of Common Shares held through a broker or other Intermediary, please contact the broker or other Intermediary for assistance.

The Corporation may utilize Broadridge’s QuickVoteTM system to assist Shareholders with voting their Common Shares. Certain Non-Registered Shareholders who have not objected to the Corporation knowing who they are (non- objecting beneficial owners) may be contacted by the Corporation, to conveniently obtain a vote directly over the phone.

If you are a Non-Registered Shareholder, and you do not plan to attend the Meeting, in order to ensure your Common Shares are voted in the way you would prefer, you must provide voting instructions to your Intermediary by the deadline provided in the materials you receive from your Intermediary.

Broker Non-Votes

A “broker non-vote” occurs when a broker who holds its customer’s Common Shares in the name of a brokerage submits proxies for such Common Shares but indicates that it does not have authority to vote on a particular matter. Generally, this occurs when brokers have not received any voting instructions from their customers. Without specific instructions, Canadian brokers are prohibited from voting their customers’ Common Shares.

Without specific instructions, U.S. brokers, as the holders of record, are permitted to vote their customers’ Common Shares on “routine” matters only, but not on “non-routine” matters. The only proposal that constitutes a “routine” matter on which U.S. brokers will have discretion to vote is Proposal No. 2 (as defined below).

Voting Thresholds Required for Approval

In order to approve a motion proposed at the Meeting, the affirmative vote of a simple majority of the votes cast by TerrAscend shareholders present virtually or represented by proxy and entitled to vote at the Meeting will be required (an “Ordinary Resolution”). In the case of the approval of the Option Amendment Resolution (as defined below), as required by the rules of the TSX, the votes attached to Common Shares held by insiders of the Corporation holding any Options subject to the amendment will be excluded from the vote. The following table summarizes the type of resolution needed to approve each proposal outlined below:

Proposal	Type of Resolution	Voting Options	Effect of Broker Non-Votes	Board Recommendation
Proposal No. 1: Re-election of the Corporation’s Board until the close of the next annual meeting of Shareholders	Ordinary Resolution	FOR or WITHHOLD	No effect	FOR all nominees

Proposal No. 2: Re-appointment of MNP LLP, Chartered Professional Accountants, as auditor and independent registered public accounting firm of the Corporation at remuneration to be fixed by the Board ("Proposal No. 2").

	Ordinary Resolution	FOR or WITHHOLD	No effect	FOR
Proposal No. 3: Approval of the Option Amendment Resolution	Ordinary Resolution (with votes attached to Common Shares	FOR or AGAINST	No effect	FOR

held by insiders of the Corporation holding Options subject to this amendment being excluded from the vote)

Virtual Meeting Protocols: Attending and Participating in the Meeting

The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast.

Shareholders will not be able to attend the Meeting in person. In order to attend, participate in or vote at the Meeting, Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://web.lumiagm.com/229337617 (password: “terrascend2025” (case-sensitive)). Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving shareholder materials via email) is the username. The password to the Meeting is “terrascend2025” (case sensitive). If, as a registered Shareholder you are using your control number to log in to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

• Duly appointed proxyholders: Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). The password to the Meeting is “terrascend2025” (case sensitive). Only registered Shareholders and duly appointed proxyholders will be entitled to attend, participate in and vote at the Meeting. Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting. Shareholders who wish to appoint a third-party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly complete proxy or Voting Instruction Form, as applicable, AND register the proxyholder, as described below.

Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting

The following applies to Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or Voting Instruction Form as proxyholder, including Non- Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting.

Shareholders who wish to appoint a Third Party Proxyholder to attend, participate in or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy or Voting Instruction Form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or Voting Instruction Form. Failure to register the proxyholder will result in the proxyholder not receiving a username to attend, participate in or vote at the Meeting.

• Step 1: Submit your proxy or Voting Instruction Form: To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or Voting Instruction Form (if permitted) and follow the instructions for submitting such form of proxy or Voting Instruction Form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or Voting

Instruction Form. If you are a Non-Registered Shareholder located in the United States, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

• Step 2: Register your proxyholder: To register a proxyholder, Shareholders must send an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 20, 2025 and provide Odyssey with their proxyholder’s contact information, amount of Common Shares appointed, name in which the Common Shares are registered if they are a registered Shareholder, or name of broker where the Common Shares are held if a Non- Registered Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate in or vote at the Meeting, you have to insert your own name in the space provided on the Voting Instruction Form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.

Virtual Meeting Protocols: Legal Proxy – US Non-Registered Shareholders

If you are a Non-Registered Shareholder located in the United States and wish to attend, participate in or vote at the Meeting or, if permitted, appoint a Third Party Proxyholder, in addition to the steps described above, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with your proxy materials sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Non-Registered Shareholders located in the United States that wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email to appointee@odysseytrust.com and received by 1:00 p.m. (Eastern time) on June 20, 2025.

Virtual Meeting Protocols: Voting at the Meeting

Any Shareholder who has already voted by proxy before the Meeting does not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

Registered Shareholders and proxyholders who have registered prior to the Meeting by following the steps above may vote at the Meeting by completing the poll online during the Meeting.

Questions at the Meeting

The Corporation believes that the ability to participate in the Meeting in a meaningful way, including asking questions, remains important despite the virtual Meeting format. It is anticipated that registered Shareholders and proxyholders (including Non-Registered Shareholders who have appointed themselves as proxyholder) will have substantially the same opportunity to ask questions related to the matters of business to be considered at the Meeting as in past years when the annual meeting of Shareholders was held in person. Only registered Shareholders and duly appointed proxyholders will be able to submit questions. Guests will not be able to submit questions. To ask a question, please follow the steps outlined on the virtual meeting platform.

Questions related to the matters to be considered at the Meeting will be addressed at the relevant time during the Meeting. As at an in-person meeting, to ensure fairness for all attendees, the Chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate to the business of the Meeting or which are determined to be inappropriate, do not directly relate to the matters to be considered at the Meeting, or are otherwise out of order.

Difficulties Accessing the Meeting

Shareholders with questions regarding the virtual meeting portal or requiring assistance accessing the Meeting website may visit the website www.lumiglobal.com/lumi-platform prior to the Meeting.

If you are accessing the Meeting you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. Therefore, even if you currently plan to access the Meeting and vote during the live webcast, you should consider voting your shares in advance or by proxy so that your vote will be counted in the event you experience any technical difficulties or are otherwise unable to access the Meeting.

Quorum

A quorum of Shareholders is required to transact business at the Meeting. Pursuant to the by-laws of the Corporation, the quorum requirement for the Meeting will be satisfied, and the Meeting will be properly constituted, where the holders of shares representing, in the aggregate, 5% of the shares entitled to vote at a Meeting, whether present or represented by proxy.

Broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Shareholders representing a majority of the voting power present at the Meeting or represented by proxy may adjourn the Meeting to another date.

Shareholder Proposals and Director Nominations

Shareholder Proposals for 2025

The final date by which the Corporation must have received a proposal for any matter that a Shareholder proposed to raise at the Meeting was April 18, 2025. No proposals were received.

Shareholder Proposals for 2026

To be considered for inclusion in next year’s proxy materials, a shareholder proposal must be submitted in writing on or before (i) December 29, 2025 for proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) April 25, 2026 for proposals submitted pursuant to the OBCA, and provided such shareholder proposal satisfies all other requirements for shareholder proposals under Rule 14a-8 or the OBCA, as applicable. Any such proposals should be submitted to: TerrAscend Corp. ATT: Corporate Secretary, 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5. If you wish to bring a matter before the shareholders at next year’s annual meeting by a shareholder proposal and you do not submit a valid shareholder proposal to the Corporation before April 25, 2026, then (i) the Corporation will not be required to include such proposal in the proxy materials for the 2026 Annual Meeting and (ii) for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

Advance Notice Provision

The Corporation’s by-laws include an advance notice provision (the “Advance Notice Provision”). The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.

The purpose of the Advance Notice Provision is to ensure that all Shareholders—including those participating in a given meeting by proxy rather than in person—receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

To be timely, a Shareholder’s notice must be received by the Corporation:

i. in the case of an annual (or annual and special) meeting to be held on a date that is 50 days or more after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (Eastern Time) on the date that is 30 days before the date of that meeting;

ii. in the case of an annual (or annual and special meeting) to be held on a date that is less than 50 days after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (Eastern Time) on the 10th day following the date on which the first public announcement of the date of that meeting is made;

iii. in the case of a special meeting (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than 5:00 p.m. (Eastern Time) on the 15th day following the date on which the first public announcement of the date of that meeting is made.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar.

The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision at the date of this Circular.

In addition to satisfying the deadlines in the “advance notice” provisions of the Corporation’s by-laws, a stockholder who intends to solicit proxies in support of nominees submitted under these “advance notice” provisions, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must include in their notice the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than April 25, 2026.

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GLOSSARY OF TERMS

The following terms used in this Circular have the following meanings:

“Advance Notice Provision”	has the meaning ascribed thereto under the heading “General Proxy Matters – Shareholder Proposals and Director Nominations - Advance Notice Provision”.
“AIP”	has the meaning ascribed thereto under the heading “Compensation of Named Executive Officers”.
“Amendment Date”	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of the Option Amendment Resolution”.
“Amendment Service Requirement”	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of the Option Amendment Resolution”.
"Arbor"	means Arbor Pharmaceuticals.
"ASC Topic 718"	has the meaning ascribed thereto under the heading “Summary Compensation Table”.
“Audit Committee”	means the Audit Committee of the Board.
“Board”	means the board of directors of the Corporation.
"Borrowers"	has the meaning ascribed thereto under the heading “Interest of Informed Persons in Material Transactions”.
“Broadridge”	means Broadridge Investor Communications Corporation.
“Circular”	means this management information circular and proxy statement of the Corporation dated April 28, 2025.
"Code"	has the meaning ascribed thereto under the heading “Corporate Governance – Ethical Business Conduct”.
“Common Shares”	means the common shares of the Corporation.
“Compensation Committee”	means the compensation committee of the Board.
“Corporation” or “TerrAscend”	means TerrAscend Corp.
“CSE”	has the meaning ascribed thereto under the heading “Information Concerning the Corporation – General Information”.
“Director Nominees”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 1: Election of Directors”.
“Exchange Rate”

has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor and Independent Registered Public Accounting Firm”.

“Exchangeable Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
"FASB"	means the Financial Accounting Standards Board.
"FG Loan"	has the meaning ascribed thereto under the heading “Interest of Informed Persons in Material Transactions”.
"Gefen A&R Agreement"	has the meaning ascribed thereto under the heading “Executive Compensation – Employment, Consulting and Management Agreements”.
"Ghanem A&R Agreement"	has the meaning ascribed thereto under the heading “Executive Compensation – Employment, Consulting and Management Agreements”.
“Grant Date”	has the meaning ascribed thereto under the heading “Executive Compensation – Stock Option Plan and RSU Plan”.
"Insider Option Amendments"	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of the Option Amendment Resolution”.
"Insider Trading Policy"	has the meaning ascribed thereto under the heading “Insider Trading Arrangements and Policies”.
“Intermediary”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
"LTI"	has the meaning ascribed thereto under the heading “Executive Compensation – Employment, Consulting and Management Agreements”.
“Market Price”	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of the Option Amendment Resolution”.
“Meeting”	has the meaning ascribed thereto under the heading “Notice Of Annual Meeting Of Shareholders Of TerrAscend Corp. To Be Held On June 24, 2025”.
“MNP”

has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor and Independent Registered Public Accounting Firm”.

“MNPI”	has the meaning ascribed thereto under the heading “Policies and Practices Related to the Grant of Certain Equity Awards”.
“Named Executive Officers” or “NEOs”	has the meaning ascribed thereto under the heading “Executive Compensation”.
“Nominating and Corporate Governance Committee" or “NCGC”	means the Nominating and Corporate Governance Committee of the Board.
“NI 52-110”	has the meaning ascribed thereto under the heading

“Corporate Governance – Board of Directors”.
“NI 54-101”	has the meaning ascribed thereto under the heading “General Proxy Matters – Solicitation of Proxies”.
“Non-Registered Shareholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Notice of Meeting”	means the 2025 Notice of Annual Meeting of Shareholders of the Corporation.
“OBCA”	means the Business Corporations Act (Ontario).
“Odyssey”	means Odyssey Trust Company.
“Option Amendment Resolution”	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of the Option Amendment Resolution”.
“Options”	means stock options to purchase Common Shares issued pursuant to the Stock Option Plan.
“Ordinary Resolution”	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“Participants” or “Participant”	has the meaning ascribed thereto under the heading “Stock Option Plan and RSU Plan”.
“PCAOB”	means the Public Company Accounting Oversight Board.
“Preferred Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation – Voting Securities and Principal Holders of Voting Securities”.
“Proportionate Voting Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation – Voting Securities and Principal Holders of Voting Securities”.
"Proposal No. 2"	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“Record Date”	has the meaning ascribed thereto under the heading “Notice Of Annual Meeting Of Shareholders Of TerrAscend Corp. To Be Held On June 24, 2025”.
"RSUs"	means restricted share units issued pursuant to the RSU Plan.
“RSU Plan”	means the RSU Plan of the Corporation.
“SEC”	means the United States Securities and Exchange Commission.
“SEDAR+”	means the System for Electronic Document Analysis and Retrieval +.
"Severance Pay"	has the meaning ascribed thereto under the heading “Executive Compensation – Employment, Consulting and Management Agreements”.

“Shareholders”	means the holders of Common Shares of the Corporation.
"Stauffer A&R Agreement"	has the meaning ascribed thereto under the heading “Executive Compensation – Employment, Consulting and Management Agreements”.
“Stock Option Plan”	means the Stock Option Plan of the Corporation.
“Subject Insiders”	has the meaning ascribed thereto under the heading “Matters to be Acted Upon at the Meeting – Proposal No. 3: Approval of the Option Amendment Resolution”.
"TerrAscend USA"	means TerrAscend USA, Inc.
“Third Party Proxyholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”.
“TSX”	means the Toronto Stock Exchange.
"Veloxis"	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 1: Election of Directors”.
“Voting Instruction Form”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN

MATTERS TO BE ACTED UPON

No person or company who is, or at any time since the beginning of the fiscal year ended December 31, 2024 was, a director or executive officer of the Corporation, and no person who is a proposed Director Nominee for election as a director of the Corporation, or an associate or affiliate of any such director, executive officer or proposed Director Nominee, has any material interest, direct or indirect, by way of beneficial ownership or otherwise, in matters to be acted upon at the Meeting other than the Director Election Proposal and the Option Amendment Resolution.

MATTERS TO BE ACTED UPON AT THE MEETING

Presentation of Financial Statements

The audited consolidated financial statements of the Corporation for the year ended December 31, 2024, and the report of the auditor thereon will be presented at the Meeting. The financial statements of the Corporation and the report of the auditor thereon are publicly available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website through EDGAR at www.sec.gov. No vote by the Shareholders with respect to the audited consolidated financial statements is required.

Proposal No. 1: Election of Directors

The Board of the Corporation currently consists of five directors, all of whom have been recommended for re-election to the Board by the Nominating and Corporate Governance Committee, namely: Craig Collard, Kara DioGuardi, Ira Duarte, Ed Schutter, and Jason Wild (the “Director Nominees”). The Director Nominees are each a current director of the Corporation who was previously elected by the Shareholders, and their term of office expires at the close of the Meeting, unless re-elected.

Each elected director will hold office until the close of the next annual meeting of Shareholders following his or her election, or any postponement(s) or adjournment(s) thereof, unless his or her office is vacated earlier or until his or her successor is elected or appointed.

Management has no reason to believe that any of the Director Nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, discretionary authority may be exercised by the persons named in the accompanying form of proxy to vote the proxy for election of a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.

Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the election of each of the Director Nominees.

Director Information

The following table sets forth information about each Director Nominee, including (i) his or her name, age, and province or state and country of residence, (ii) the period during which each has served as a director, (iii) memberships on committees of the Board, (iv) present principal occupation, business or employment, and (v) the number of Common Shares of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly.

Information regarding the number of Common Shares beneficially owned, or controlled or directed, directly or indirectly, by the Director Nominees, not being within the knowledge of the Corporation, is based upon information furnished by the applicable Director Nominee and is as at the date hereof.

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Craig Collard, 59 North Carolina, United Sates	Chief Executive Officer and Director, Heron Therapeutics	Lead Independent Director Chair of the Nominating and Corporate Governance Committee Member of the Audit Committee and Compensation Committee	December 6, 2018	640,885 Common Shares(1)
Kara DioGuardi, 54 Connecticut, United States	Co-Founder, Arthouse Entertainment	Director Member of Compensation Committee Member of Nominating and Corporate Governance Committee	March 3, 2022	272,367 Common Shares (2)

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Ira Duarte, 56 North Carolina, United States	Chief Financial Officer, Heron Therapeutics	Director Chair of the Audit Committee Member of Nominating and Corporate Governance Committee	December 2, 2022	224,277 Common Shares (3)
Ed Schutter, 73 Georgia, United States	Director	Director Chair of the Compensation Committee	November 2, 2020	1,547,767 Common Shares (4)
Jason Wild, 52 Florida, United States	President and Chief Investment Officer, JW Asset Management, LLC	Director, Chairman of the Board, Executive Chairman	December 8, 2017	90,991,236 Common Shares (5)

________________

(1)
Mr. Collard also owns 150,000 Options to purchase Common Shares pursuant to the Stock Option Plan (as defined below) and has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation.
(2)
Ms. DioGuardi has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation.
(3)
Ms. Duarte has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation.
(4)
Mr. Schutter has economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation. Mr. Schutter also owns $2,000,000 principal amount of convertible debentures of the Corporation.
(5)
Mr. Wild controls 3,251,924 Common Shares held by Jason Wild personally; 101,825 Common Shares held by Howard Wild 2012 Grandchildren’s Trust; 159,984 Common Shares held by Insight Wellness Fund, LLC; 2,499,854 Common Shares held by JW Growth Fund, LLC; 50,621,892 Common Shares held by JW Partners, LP; 12,605,280 Common Shares held by JW Select Investments, LP; 21,643,277 Common Shares held by JW Opportunities Fund LLC; and 107,200 Common Shares held by Wild Family Foundation. Mr. Wild also controls 3,000 Preferred Shares held by JW Opportunities Fund, LLC.; and 7,000 Preferred Shares held by JW Partners, LP. Mr. Wild also controls 50,000 Common Share warrants held personally; 33,334 Common Share warrants held by Howard Wild 2012 Grandchildren’s Trust; and 316,667 Common Share warrants held by JW Growth Fund, LLC. Mr. Wild also owns 1,200,000 Options to purchase Common Shares pursuant to the Stock Option Plan (as defined below).

Director Biographies

The following are brief profiles of our Director Nominees, including a description of each individual’s principal occupation within the past five years.

Craig Collard

Craig A. Collard has served as a member of our Board since December 2018. Mr. Collard is currently the Chief Executive Officer and a member of the board of Heron Therapeutics, Inc., a commercial-stage biotechnology company, positions he has held since April 2023 and February 2023, respectively. He served as the Chief Executive Officer of Veloxis Pharmaceuticals, Inc. (“Veloxis”) from December 2015 until December 2021. Mr. Collard holds a Bachelor of Science in Engineering from the Southern College of Technology (now Southern Polytechnic State University) in Marietta, Georgia. The Corporation believes that Mr. Collard is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Kara DioGuardi

Kara DioGuardi has served as a member of our Board since March 2022. Ms. DioGuardi co-founded Arthouse Entertainment, a music publishing company, in 2000 and is currently its Chief Executive Officer. Ms. DioGuardi graduated from Duke University in 1993 with a Bachelor of Political Science and Government. The Corporation believes that Ms. DioGuardi is qualified to serve on the Board because of her extensive experience in the music and publishing industry that brings a strong understanding of people, marketing and culture.

Ira Duarte

Ira Duarte has served as a member of our Board since December 2022. Ms. Duarte currently serves as Chief Financial Officer of Heron Therapeutics, Inc., a position she has held since June 2023. She previously held financial leadership roles at Veloxis beginning in 2016 and served as the Chief Financial Officer from October 2018 to June 2023. Prior to that, Ms. Duarte held various positions at both Cornerstone Therapeutics, Inc. and Biodelivery Science, Inc. Ms. Duarte holds a B.S. in Accounting from Florida Atlantic University. The Corporation believes that Ms. Duarte is qualified to serve on the Board because of her extensive experience as an executive, her financial expertise as a Chief Financial Officer and her industry experience in pharmaceuticals.

Ed Schutter

Ed Schutter has served as a member of our Board since November 2020. Mr. Schutter was Chief Executive Officer of Arbor Pharmaceuticals ("Arbor") from 2010 to 2021. Previously, he was president of Sciele Pharma, Inc. (now Shionogi Pharmaceuticals) and Vice President of Business Development at Solvay Pharmaceuticals (now AbbVie Inc.). Mr. Schutter is a registered pharmacist with a B.S. degree in Pharmaceutical Sciences from Mercer University and an M.B.A. from Kennesaw State University. He has also completed graduate studies in International Business at Njienrode University, Amsterdam, Netherlands. Mr. Schutter is currently a board member of Tidal Vision, Vitruvias Therapeutics, Inc. and Establishment Labs Holdings Inc. The Corporation believes that Mr. Schutter is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Jason Wild

Jason Wild has served as Chairman of our Board since December 2017. Mr. Wild is the President and Chief Investment Officer of JW Asset Management, LLC, an investment fund that he founded in 2003. Mr. Wild has also worked as a professional portfolio manager at JW Asset Management, LLC since 2003. Mr. Wild received a Bachelor’s Degree in Pharmacy from the Arnold and Marie Schwartz College of Pharmacy. The Corporation believes that Mr. Wild is qualified to serve on the Board because of his extensive experience in capital markets, the cannabis industry and his experience in pharmaceuticals.

Director Skills Matrix

In addition to the information provided in our directors’ biographies and elsewhere in this Circular, the following matrix summarizes certain skills and experience of our current directors, taking into account a number of qualifications we believe are important for service on our Board. This matrix is based on self-reported data collected from our directors. The matrix is intended to provide a summary of our directors’ self-reported qualifications and should not be considered to be a complete list of each director’s strengths and contributions to our Board.

Family Relationships

There are no family relationships between any of our executive officers, directors or Director Nominees.

Cease Trade Orders

To the knowledge of the Corporation, no proposed director of the Corporation is, or within the ten years before the date of this Circular, has been, a director or officer of any company that:

(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies

To the knowledge of the Corporation, no proposed director of the Corporation is, or within ten years before the date of this Circular, has been, a director or an executive officer of any company that, while the person was acting in that capacity, or within a year of that person ceasing to act in the capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets or made a proposal under any legislation relating to bankruptcies or insolvency.

To the knowledge of the Corporation, no proposed director of the Corporation has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Advance Notice Provision

The Corporation’s by-laws include an Advance Notice Provision. The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.

The purpose of the Advance Notice Provision is to ensure that all Shareholders—including those participating in a given meeting by proxy rather than in person—receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

For a summary of what constitutes “timely notice” under the Advance Notice Provision, see the section entitled “General Proxy Matters – Shareholder Proposals and Director Nominations – Advance Notice Provision”.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and with the SEC through EDGAR at www.sec.gov/edgar.

The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision at the date of this Circular.

Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor and Independent Registered Public Accounting Firm

Management proposes the ratification of the re-appointment by the audit committee ("Audit Committee") of MNP LLP (“MNP”), Chartered Professional Accountants, of Toronto, Ontario, as auditor and independent registered public accounting firm of the Corporation at remuneration to be fixed by the Board. MNP was first appointed as auditor and independent registered public accounting firm of the Corporation on March 7, 2017. To the Corporation’s knowledge, a representative of MNP will not be present at the Meeting, although the firm will be permitted to make a statement if it so desires.

The following table sets out the fees for services provided to the Corporation by our auditor and independent registered public accounting firm for the years ended December 31, 2024 and December 31, 2023.

Nature of Services	December 31, 2024(1)	December 31, 2023(1)
Audit Fees(2)	$1,763,676	$1,639,414
Audit-Related Fees(3)	$44,554	$--
Tax Fees(4)	$284,255	$300,661
All Other Fees	$--	$--
Total	$2,092,485	$1,940,075

________________

(1) Such fees were paid in Canadian dollars and translated into U.S. dollars using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 31, 2024 of C$1.3699 = US$1.00 and on December 31, 2023 of C$1.3497 = US$1.00 for the respective periods (the “Exchange Rate”, as applicable).

(2) Consists of fees for audit services. This includes, among other things, quarterly reviews and audit of the annual financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements.

(3) Consists of fees that traditionally are performed by the independent accountant. This includes, among other things, review of the Registration Statement on Form S-3 filings and Short Form Base Shelf Prospectus filings.

(4) Consists of fees billed for tax compliance.

The Audit Committee pre-approved all services provided by MNP in 2024. The Audit Committee has pre-approved all services anticipated to be provided by MNP during 2025.

On March 15, 2023, the Corporation adopted an Audit Committee Pre-Approval Policy for the approval of services of the auditor and independent registered accounting firm. The Policy sets forth the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval. The policy generally pre-approves specified services in the defined categories of audit-services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the auditor and independent registered public accounting firm or on an individual, explicit, case-by-case basis before the auditor and independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the re-appointment of MNP as auditor and independent registered public accounting firm of the Corporation to hold office until the close of the next annual meeting of Shareholders and the authorization of the Board to fix their remuneration.

Proposal No. 3: Approval of the Option Amendment Resolution

Background

The Corporation recognizes that the issuance of Options pursuant to the Stock Option Plan (the "Stock Option Plan") is a critical element of the Corporation’s compensation philosophy and goals, as discussed in further detail under the heading “Executive Compensation”. Consistent with the Board's intended modification of non-insider stock options, the Board has determined that adverse changes in the market price of the Common Shares since the below-listed Options were granted could materially interfere with the Corporation’s efforts and ability to retain the services of the Subject Insiders. The Board has further determined that it is in the best interests of the Corporation to approve the Insider Option Amendments (as defined below) to be more in line with the market price of the Common Shares and with a view to motivating the achievement of the Corporation’s long-term strategic objectives and thereby better aligning the interests of Subject Insiders with those of the Shareholders more generally. The Options being considered for the modification were granted between April 24, 2019, and November 20, 2024, and have exercise prices ranging from $0.86 to $10.79 per share. On April 24, 2025, the closing price of the Corporation's Common Shares as reported on the TSX was C$0.46 per share and on the OTCQX was $0.33 per share. The Insider Option Amendments (as defined below) were unanimously approved by the Board on April 15, 2025, subject to approval of disinterested Shareholders and the TSX. The Corporation’s Options are a key component of overall compensation for its directors and officers, and are intended to provide long-term rewards linked directly to the market price of the Common Shares. The Board’s decision to modify the Options was taken as existing exercise prices of the Options did not achieve this alignment given that the broader cannabis capital markets have been susceptible to market volatility and steep decline. On April 15, 2025, the Corporation received conditional approval from the TSX to effect the Insider Option Amendments.

At the Meeting, disinterested Shareholders will be asked to consider and, if deemed advisable, to approve, with or without variation, an Ordinary Resolution approving the modification of Options as set out in the table below (the “Option Amendment Resolution”) held by the insiders of the Corporation as set out in the table below (the “Subject Insiders”), such that, conditional on such Subject Insiders continuing to perform their duties on behalf of the Corporation for a period of at least 12 months (the “Amendment Service Requirement”) from June 24, 2025 (the “Amendment Date”), the original exercise price of such Options held by the Subject Insiders will be modified, as further described herein and as further set out in the table below (the “Insider Option Amendments”). Upon a Subject Insider’s fulfillment of the Amendment Service Requirement, the original exercise price of the Options held by such Subject Insider will automatically be modified to an exercise price that is equal to the volume weighted average trading price of the Common Shares on the TSX for the five trading days immediately preceding the Amendment Date (the “Market Price”). In the event that a Subject Insider does not fulfill the Amendment Service Requirement, the original exercise price of the Options held by such Subject Insider will remain in effect and unmodified. All other terms and conditions relating to the Options held by the Subject Insiders will remain unmodified, and Shareholders are being asked to approve the modification of the Options in the manner set forth in the table below:

Name of Insider	Grant Date	Number of Options	Original Exercise Price	Required Service Period	Modified Exercise Price to be Effective Upon Satisfaction of the Amendment Service Requirement
Ziad Ghanem President and Chief Executive Officer	3/21/2022	325,000	$5.55	June 24, 2026	Market Price
	9/23/2022	350,000	$1.32	June 24, 2026	Market Price
Keith Stauffer Chief Financial Officer	4/27/2020	700,000	$2.31	June 24, 2026	Market Price
	9/23/2022	100,000	$1.32	June 24, 2026	Market Price
Lynn Gefen Chief People and Legal Officer, Corporate Secretary	5/25/2022	275,000	$3.902	June 24, 2026	Market Price
	9/23/2022	281,250	$1.32	June 24, 2026	Market Price
	11/20/2024	325,000	$0.86	June 24, 2026	Market Price
Craig Collard Director	4/24/2019	150,000	$6.44	June 24, 2026	Market Price
Jason Wild Director	3/25/2021	200,000	$10.79	June 24, 2026	Market Price
	6/17/2024	1,000,000	$3.16	June 24, 2026	Market Price

It is proposed that a total of 3,706,250 Options held by the Subject Insiders be amended as described above, which represents approximately 1.26% of the Corporation’s issued and outstanding Common Shares as of the Record Date.

In accordance with the terms of the Stock Option Plan and the TSX rules, to be effective, the Option Amendment Resolution must be approved by a simple majority of the votes cast by Shareholders at the Meeting, excluding the votes attaching to the Common Shares held or beneficially owned by the Subject Insiders, and their respective associates and affiliates. As of the Record Date, the Subject Insiders and their respective associates and affiliates hold 92,225,055 Common Shares (or approximately 31.48% of the issued and outstanding Common Shares as of the Record Date), which, as required by the rules of the TSX, will be excluded from voting on the Option Amendment Resolution.

The Board recommends that Shareholders vote FOR the Option Amendment Resolution. Common Shares represented by proxies in favor of the person designated on the form of proxy will be voted FOR the Option Amendment Resolution, unless a Shareholder has specified in the form of proxy that his, her or its Common Shares are to be voted against the Option Amendment Resolution.

The text of the Option Amendment Resolution to be submitted to Shareholders at the Meeting is set forth below:

“IT IS HEREBY RESOLVED, THAT:

1. the amendment of an aggregate of 3,706,250 outstanding stock options (the “Options”) of TerrAscend Corp. (the “Corporation”) held by certain insiders of the Corporation (the “Insider Option Amendments”) to amend the exercise prices of such Options, as more particularly described in the management information circular and proxy statement dated April 28, 2025, is hereby ratified, confirmed and approved; and

2. any director or officer of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, such other documents and instruments and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Corporation be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Corporation being conclusive evidence of such determination.”

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EXECUTIVE OFFICERS

Our executive officers, are as follows:

Ziad Ghanem: Ziad Ghanem served as the Corporation’s President and Chief Operating Officer from January 2022 to February 2023, and as President and Chief Executive Officer since March 2023. Mr. Ghanem previously served as President of all markets at Parallel, a privately held, vertically integrated, multi-state cannabis operator in the U.S, from November 2020 to December 2021. Mr. Ghanem has also previously served in senior leadership roles at Walgreens Boots Alliance. Mr. Ghanem received a Doctor of Pharmacy from the University of Houston.

Keith Stauffer: Keith Stauffer has served as the Corporation’s Chief Financial Officer since April 2020. Mr. Stauffer previously served as Senior Vice President of Finance and Chief Financial Officer of the Global Consumer Beauty Division at Coty, Inc. from August 2018 to March 2020. From January 2008 to May 2018, Mr. Stauffer worked at The Hershey Company, most recently as Vice President of Finance and Chief Financial Officer for Hershey’s International business. Prior to working at The Hershey Company, Mr. Stauffer held various finance positions, both domestically and internationally, at Dell Technologies and Proctor & Gamble. Mr. Stauffer received an MBA and a Bachelor of Science in Industrial Engineering from Purdue University.

Lynn Gefen: Lynn Gefen served as the Corporation’s Chief Legal Officer and Corporate Secretary from May 2022 to October 2024, and has served as the Corporation's Chief People and Legal Officer, Corporate Secretary since November 2024. From July 2014 to May 2022, Ms. Gefen served as Deputy General Counsel, Chief Risk and Compliance Officer and Assistant Secretary at HomeServe, a publicly traded, independent provider of home repair service solutions. Prior to her role at HomeServe, Ms. Gefen worked for Diageo North America, an alcoholic beverage company, from January 2011 to June 2014 and was Associate General Counsel, Chief Compliance Officer and Assistant Secretary at Citrix Systems, a technology company, from 2000 to 2009. Ms. Gefen received a J.D. from American University and a Bachelor of Arts from the University of Florida.

EXECUTIVE COMPENSATION

As an “emerging growth company,” TerrAscend is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who are (i) the individuals who served as our principal executive officer, (ii) our two other most highly compensated executive officers other than the principal executive officer, and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers during the last completed fiscal year (the “Named Executive Officers” or “NEOs”).

Each of the NEOs are employed in their respective role for an indefinite period of time, in accordance with each NEO’s employment agreement as outlined in “Compensation of Named Executive Officers”. All arrangements for NEOs are as outlined in their respective employment agreement and as otherwise determined by the Board.

For the financial year ended December 31, 2024, the Corporation’s Named Executive Officers were:

Name	Age(1)	Position
Ziad Ghanem	47	President and Chief Executive Officer(2)
Keith Stauffer	55	Chief Financial Officer
Lynn Gefen	54	Chief People and Legal Officer, Corporate Secretary(3)

________________

(1) As of the date of this Circular.

(2) Mr. Ghanem was appointed President and Chief Operating Officer on January 5, 2022, and was appointed as President and Chief Executive Officer on March 29, 2023.

(3) Ms. Gefen joined the Corporation as Chief Legal Officer and Corporate Secretary on May 23, 2022 and was appointed as Chief People Officer on November 12, 2024, in addition to her existing role as Chief Legal Officer and Corporate Secretary.

The following disclosure outlines the Corporation’s pay decisions in 2024 for the NEOs and directors and provides context for the data presented in the accompanying compensation tables.

Compensation Philosophy and Goals

The Board makes decisions regarding all forms of compensation, including salaries, bonuses and equity incentive compensation, paid to the Corporation’s President and Chief Executive Officer, Chief Financial Officer, Chief People and Legal Officer and other executive officers, as applicable, as well as approves corporate goals and objectives relevant to their compensation. The Board also administers employee incentive compensation, including the Corporation’s Stock Option Plan and RSU Plan ("RSU Plan").

The Corporation’s compensation practices follow directly out of its total reward philosophy for the Corporation, which includes the following objectives:

1. Attract and retain talent to continue to build TerrAscend into a leading multi-state operator.

2. Foster a culture that combines the drive for company growth with managing the financial resources of the company in a responsible way.

3. Operate a compensation framework that rewards both long- and short-term performance, maintains internal equity and aligns with the external market for talent.

The Board seeks to compensate executive officers by combining short-term and long-term cash and equity incentives. It also seeks to reward the achievement of corporate and individual performance objectives and to align executive officers’ incentives with the Corporation’s performance. The Corporation seeks to tie individual goals to the area of the executive officer’s primary responsibility. These goals may include the achievement of specific financial, strategic, or business development goals. Corporate performance goals are tied to the Corporation’s financial performance during the applicable financial year.

In order to achieve the Corporation’s growth objectives, attracting and retaining the right team members is critical. A key part of this is providing compensation that attracts high performers and compensates them for their continued achievements. Employee participation in the Stock Option Plan and the RSU Plan drives employee retention, entrepreneurial behavior and share ownership. The Corporation’s communication of clear and concrete criteria and process for merit-based increases and bonuses also motivates its employees to achieve individual and corporate goals.

Summary Compensation Table

The following table sets out all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Corporation to each NEO who performed such functions, in any capacity, during the financial years ended December 31, 2024 and December 31, 2023. All NEOs were paid in US dollars.

Name and principal position	Year	Salary ($)	Stock awards ($)(1)	Non-equity incentive plan compensation ($)	Option awards ($)	Value of all other compensation ($) (2)	Total ($)
Ziad Ghanem (3) President Chief Executive Officer	2024	532,471	505,025	331,534	Nil	28,558	1,397,588
	2023	479,808	206,510	386,798	Nil	24,555	1,097,671
Keith Stauffer (4) Chief Financial Officer	2024	450,403	437,352	191,405	Nil	36,112	1,115,273
	2023	428,423	985,343	256,769	Nil	35,366	1,705,901
Lynn Gefen(5) Chief People and Legal Officer, Corporate Secretary	2024	371,172	202,011	130,914	168,524(6)	27,121	899,742
	2023	343,269	96,049	166,040	Nil	21,097	626,455
(1)
This column reflects the aggregate grant date fair value of restricted share units ("RSUs") granted during the year measured pursuant to Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 718 (“ASC Topic 718”). This calculation assumes that the NEOs will perform the requisite service for the award to vest in full as required by the SEC rules. The amounts reported do not reflect the actual economic value that will be realized by the Named Executive Officer upon the settlement of such stock awards or the sale of the Common Shares issuable upon the settlement of such stock awards. The assumptions we used in valuing RSUs are described in Note 2 - Summary of Significant Accounting Policies and Note 14 - Share Based Compensation Plans to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024.
(2)
This column includes employer paid contributions to retirement benefit plans and premiums paid for health and life insurance.
(3)
Mr. Ghanem joined the Corporation as President and Chief Operating Officer on January 5, 2022, and was appointed as President and Chief Executive Officer on March 29, 2023.
(4)
Effective November 9, 2023, Mr. Stauffer received 300,000 immediately vested RSUs in exchange for the surrender of 300,000 Options as provided for in Mr. Stauffer’s employment agreement dated April 22, 2020, of which 122,670 Common Shares were withheld to satisfy Mr. Stauffer’s tax withholding obligations in connection with the settlement of the RSUs.
(5)
Ms. Gefen joined the Corporation as Chief Legal Officer and Corporate Secretary on May 23, 2022 and was appointed as Chief People Officer on November 12, 2024, in addition to her existing role as Chief Legal Officer and Corporate Secretary. The 2024 salary reported reflects an in-year adjustment of Ms. Gefen’s annual salary of $369,250 to $425,000 upon her appointment as Chief People Officer in addition to her responsibilities as Chief Legal Officer and Corporate Secretary.
(6)
Ms. Gefen received 325,000 Options in connection with her appointment as Chief People Officer, in addition to her existing role as Chief Legal Officer and Corporate Secretary.

Compensation of Named Executive Officers

In order to achieve the Corporation’s executive compensation objectives, the compensation paid to NEOs consists primarily of three elements: base salary, annual bonuses and long-term equity incentives. The Board conducts reviews with respect to officer compensation at least once a year.

Compensation for executive officers is established based on the scope of their responsibilities and their prior relevant experience, taking into account compensation paid by other companies in the industry for similar positions and the overall market demand for such executives. The Board, through the compensation committee ("Compensation Committee"), reviews the public disclosure available for other comparable cannabis companies to assist in determining the competitiveness of the base salary, bonuses, benefits and Options paid to the executive officers of the Corporation, to ensure that the executive officer’s total compensation is in line with the Corporation’s overall total rewards philosophy. The Compensation Committee may, but is not obligated to, benchmark compensation to members of its peer group or similar companies as the Corporation matures.

(i)
Base Salary

Base salaries are reviewed annually and are increased for merit reasons, based on the executive’s success in meeting or exceeding individual objectives and/or for market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope or breadth of an executive’s role or responsibilities, as well as for market competitiveness. See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO.

(ii) Bonus Plans

The Corporation’s employee compensation program includes eligibility for annual incentive cash bonuses. Parameters for NEO bonuses are set out in each executive’s employment agreement and the Corporation’s annual incentive plan (“AIP”). See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO. Each NEO has defined performance objectives determined with consideration to the role of the executive. Bonuses paid pursuant to the AIP are based on the Corporation’s financial and non-financial results. Financial parameters used to determine the financial performance of the Corporation are the revenue and EBITDA of the Corporation and revenues and EBITDA at the divisional level each as compared with the budget. For each of these parameters and levels, there are minimum and maximum expectations annually. Bonus determinations for 2024 were based largely on the financial performance of the Corporation, and were distributed subsequent to year-end. However, there was recognition by the Board, through the Compensation Committee, that NEOs should be compensated based on progress for strategic initiatives to be implemented beyond the current fiscal year, in addition to the financial performance of the Corporation. This permits the Corporation to acknowledge contributions which will have delayed financial value. As formally introduced into the Corporation’s AIP on April 25, 2022, NEOs are assessed on the forward-looking strategic initiatives. This has been reviewed and subsequently detailed further by the Compensation Committee at the end of 2023. As a result, for 2024, NEO bonuses have the following breakdown: 60% is based on the Corporation’s performance and 40% is based on progress for enterprise strategic initiatives for the future. The Compensation Committee has discretion to adjust bonuses as they deem appropriate.

(iii) Long-Term Equity Incentives

The Corporation currently has in place a rolling 15% Stock Option Plan and an RSU Plan. See section below entitled “Stock Option Plan and RSU Plan” for a description of each plan.

Stock Option Plan and RSU Plan

Stock Option Plan

The purpose of the Stock Option Plan is to (i) provide the Corporation with the advantages of the incentive inherent in equity ownership in the Corporation by employees, directors and consultants of the Corporation and its subsidiaries (collectively referred to as “Participants” and each a “Participant”); (ii) create in such persons a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; (iii) encourage such persons to remain with the Corporation and its subsidiaries; and (iv) attract employees, directors and consultants of the highest caliber by offering them an opportunity to share in any increase in value of the Common Shares resulting from their efforts.

The following is a summary of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, which is attached as Schedule “B” of this Circular, which is available under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and on the SEC’s website at www.sec.gov.

The Corporation currently has in place a rolling 15% Stock Option Plan, pursuant to which approximately 16,120,919 Options were outstanding as of December 31, 2024. The Board is responsible for administering the Stock Option Plan.

The Stock Option Plan currently provides that the number of Common Shares that may be reserved for issuance upon the exercise of Options to purchase Common Shares (and together with any other share compensation arrangement of the Corporation, including the RSU Plan) may not exceed (in the aggregate) 15% of the outstanding Common Shares on each date on which the Option or other award, as applicable, is granted (the “Grant Date”) on a non-diluted basis, provided that the number of Common Shares reserved under the Stock Option Plan for issuance upon the exercise of incentive stock options may not exceed 10,000,000 Common Shares. The Corporation is required, at all times during the term of the Stock Option Plan, to reserve and keep available the number of Common Shares necessary to satisfy the requirements of the Stock Option Plan.

The number of Common Shares reserved for issuance to any one person under an Option granted pursuant to the Stock Option Plan, when combined with the number of Common Shares reserved for issuance under all awards granted within the one-year period prior to the Grant Date under all other share compensation plans, including the Stock Option Plan and the RSU Plan, may not exceed (in the aggregate) 5% of the issued and outstanding Common Shares at the Grant Date on a non-diluted basis (excluding Common Shares issued to that person within the previous one-year period pursuant to the exercise of Options), unless the Corporation has obtained disinterested shareholder approval. The number of Common Shares reserved for issuance under an award granted pursuant to the Stock Option Plan to any (i) consultant, or (ii) party providing investor relations services, when combined with the number of Common Shares reserved for issuance under all Options granted within the one-year period prior to the Grant Date to (i) all consultants, or (ii) all parties providing investor relations services, respectively, may not exceed (in the aggregate) 2% of the issued and outstanding Common Shares on the Grant Date on a non-diluted basis (excluding Common Shares issued to consultants or parties providing investor relations services within the previous one-year period pursuant to the exercise of Options).

Unless disinterested shareholder approval is obtained, the number of Common Shares that may be reserved for issuance to insiders pursuant to the grant of Options under the Stock Option Plan and under any other share compensation arrangement, including the RSU Plan, may not exceed, in the aggregate, 10% of the outstanding Common Shares on a non-diluted basis at any point in time.

Unless disinterested shareholder approval is obtained, an Option may only be granted to an insider under the Stock Option Plan if the number of Common Shares issued to insiders within the one-year period before the Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date on a non-diluted basis.

The annual burn rate of each arrangement for 2024, as calculated in accordance with Section 613(p) of the TSX Company Manual, is approximately 1.15% for Options. The following table summarizes the annual burn rate for 2022, 2023, and 2024:

Annual Burn Rate By Year
2022	2.89%
2023	0.78%
2024	1.15%

Options to purchase Common Shares granted under the Stock Option Plan will have an exercise price not less than the “fair market value” of a Common Share on the Grant Date, being the five day volume weighted average price of the Common Shares based on the Grant Date of the Option. The exercise price, term and vesting of Options to purchase

Common Shares shall otherwise be as approved by the Board. Unless otherwise determined by the Board, Options to purchase Common Shares typically vest and become exercisable at a rate of 25% on each of the first four anniversary dates from the date of grant.

In the event that a Participant ceases to be an Eligible Person (as such term is defined in the Stock Option Plan): (i) any unvested portion of any Option held by that Participant will immediately expire as of the Termination Date (as such term is defined in the Stock Option Plan); and (ii) any vested portion of any Option held by that Participant will expire on the earlier of the Option Expiry Date (as such term is defined in the Stock Option Plan) set by the Board and: (a) in the case of termination of employment by the Corporation or an affiliate of the Corporation without cause, or the failure by the Corporation or an affiliate of the Corporation to renew a contract for services at the end of its term, the date which is 90 days (or, in the case of an Incentive Stock Option (as such term is defined in the Stock Option Plan), three months) after the Termination Date, (b) in the case of voluntary resignation of employment from the Corporation or an affiliate of the Corporation, the date which is 90 days (or, in the case of an Incentive Stock Option, three months) after the Termination Date, (c) in the case of the death of the Participant, the date which is one year after the death, (d) in the case of the disability or retirement of the Participant, the date which is 180 days (or, in the case of an Incentive Stock Option, three months, subject to certain exceptions) after the Termination Date, and (e) in all other cases, the Termination Date.

Subject to certain exceptions, the Options and all benefits and rights accruing to Participants in accordance with the terms and conditions of the Stock Option Plan are not directly or indirectly transferable and cannot be assigned, charged, pledged or hypothecated, or otherwise alienated, by a Participant, whether voluntarily, involuntarily, by operation of law or otherwise. On a Participant’s death, vested Options, benefits and rights may pass by the Participant’s will or the laws of descent or distribution to the legal representative of the Participant’s estate or any other person who acquires the Participant’s vested Options by way of bequest or inheritance.

Common Shares which have been issued on the exercise of an Option will again be available for grants under the Stock Option Plan, and will be considered to be part of the pool of Common Shares available for Options to purchase Common Shares under the Stock Option Plan. Any Common Share subject to an Option granted under the Stock Option Plan that expires or terminates without having been exercised shall again be available for a grant of Options under the Stock Option Plan. The term of the Options to purchase Common Shares granted under the Stock Option Plan shall not exceed ten years from the date of grant.

Subject to certain limitations, the Board may amend, suspend or discontinue the Stock Option Plan or any Option at any time in its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Stock Option Plan or of any Option may (i) materially and adversely affect any Option previously granted under the Stock Option Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the stock exchange or over-the-counter market on which the Common Shares are then listed or posted for trading or quoted, as the case may be (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Stock Option Plan or the Corporation is subject to. Termination of the Stock Option Plan will not affect the ability of the Board to exercise the powers granted to it under the Stock Option Plan with respect to Options granted under the Stock Option Plan prior to the date of such termination.

RSU Plan

The purpose of the RSU Plan is to: (i) promote a further alignment of interests between directors, officers, consultants and key employees of the Corporation, or a subsidiary, and the shareholders of the Corporation; (ii) associate a portion of such persons’ compensation with the returns achieved by shareholders of the Corporation; and (iii) attract and retain such directors, officers, consultants and key employees with the knowledge, experience and expertise required by the Corporation.

The following information is a summary of the material terms of the Corporation’s RSU Plan and is qualified in its entirety by reference to the full text of the RSU Plan, which is attached as Schedule “C” of this Circular, which is available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

The Corporation currently has in place a RSU Plan, pursuant to which 1,600,305 RSUs were outstanding as of December 31, 2024. The Board is responsible for administering the RSU Plan.

Pursuant to the RSU Plan, the number of Common Shares that may currently be reserved for issuance under the RSU Plan and under any other share compensation plans of the Corporation, including the Stock Option Plan, will not exceed (in the aggregate) 15% of the outstanding Common Shares on the grant date on a non-diluted basis. The Corporation is required, at all times during the term of the RSU Plan, to reserve and keep available the number of Common Shares necessary to satisfy the requirements of the RSU Plan.

The number of Common Shares reserved for issuance to any one person pursuant to the grant of awards under the RSU Plan, when combined with the number of Common Shares reserved for issuance under all awards granted within the one-year period prior to the Grant Date under all other share compensation plans, including the Stock Option Plan and the RSU Plan, may not exceed 5% of the issued and outstanding Common Shares at the Grant Date on a non-diluted basis, unless the Corporation has obtained disinterested shareholder approval. The number of Common Shares reserved for issuance under an award granted pursuant to the RSU Plan to any: (i) consultant, or (ii) party providing investor relations services, when combined with the number of Common Shares reserved for issuance under all awards granted under the RSU Plan within the one-year period prior to the Grant Date to (i) all consultants, or (ii) all parties providing investor relations services, respectively, cannot exceed 2% of the issued and outstanding Common Shares on the Grant Date on a non-diluted basis.

Unless disinterested shareholder approval is obtained, the number of Common Shares that may be reserved for issuance to insiders pursuant to the grant of awards under the RSU Plan and under any other share compensation arrangement, including the Stock Option Plan, will not exceed, in the aggregate, 10% of the outstanding Common Shares on a non-diluted basis at any point in time.

Unless disinterested shareholder approval is obtained, an award under the RSU Plan may only be granted to an insider under the RSU Plan if the number of Common Shares reserved for issuance under that award, when combined with the number of Common Shares reserved for issuance under awards granted within the one-year period before the Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date on a non-diluted basis.

Any vested RSUs will be settled in the form of Common Shares as provided in the applicable award agreement. Unless otherwise determined by the Board, RSUs typically vest over a four-year period and are settled on each of the first four anniversary dates from the date of grant. Awards granted under the RSU Plan will have a market value on any given date of the closing price of the Common Shares on any exchange the Corporation is then listed on the trading day prior to the relevant date. The term, vesting and any performance conditions applicable to an award of RSUs shall be as approved by the Board. RSUs awarded pursuant to the RSU Plan are non-transferable.

The annual burn rate of each arrangement for 2024, as calculated in accordance with Section 613(p) of the TSX Company Manual, is approximately 0.84% for RSUs. The following table summarizes the annual burn rate for 2022, 2023, and 2024:

Annual Burn Rate By Year
2022	0.48%
2023	0.85%
2024	0.84%

Insider Trading

The Corporation has adopted its insider trading policy (the “Insider Trading Policy”), which was approved by the Board on May 25, 2018 and amended on February 22, 2021, November 14, 2022 and March 13, 2024. The Insider Trading Policy governs the purchase, sale, and/or other dispositions of securities by our directors, officers, employees and contractors. The Insider Trading Policy is designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us, as well as procedures designed to further the foregoing purposes. A copy of our Insider Trading Policy, including any amendments thereto, is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024. In addition, it is the Corporation’s intent to comply with applicable laws and regulations relating to insider trading.

Policies and Practices Related to the Grant of Certain Equity Awards

Historically, the Corporation has granted annual equity-based awards in April of each year, which has consisted primarily of RSUs, in conjunction with its annual compensation review and approval process and at regularly scheduled Board meetings, although the exact timing may change from year to year. The Compensation Committee may also approve grants at other times of the year for new hires and in connection with certain promotions, or other purposes, based on business needs. The Corporation did not grant Options to our Named Executive Officers in 2024, except for Options granted to Ms. Gefen in November 2024, in connection with her appointment as Chief People Officer, in addition to her existing role as Chief Legal Officer and Corporate Secretary.

The Corporation does not maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. The Compensation Committee generally has not taken material nonpublic information (“MNPI”) into account when determining the timing of awards and it does not seek to time the award of Options in relation to the Corporation’s public disclosure of MNPI, except that the Compensation Committee may elect to defer granting an equity award if the Corporation is in possession of MNPI on the anticipated grant date. The Corporation has not timed the release of MNPI for the purpose of affecting the value of executive compensation.

Employment, Consulting and Management Agreements

As of the date of this Circular, the Corporation has employment agreements with each of its Named Executive Officers, Ziad Ghanem, its President and Chief Executive Officer, Keith Stauffer, its Chief Financial Officer and Lynn Gefen, its Chief People and Legal Officer, Corporate Secretary. Such employment agreements provide for, among other things, the continuation of the employment for an indefinite term, subject to termination as provided for in the employment agreements.

Employment Agreement – Ziad Ghanem – President and CEO

Pursuant to an employment agreement dated March 29, 2023 (the “Ghanem A&R Agreement”), Mr. Ghanem is entitled to receive an annual base salary of $500,000 and will be eligible, among other things: (i) to receive an annual discretionary performance bonus of 75% of his then-current base salary, (ii) to continue participating in employee benefit programs and plans and (iii) to receive long-term incentive (“LTI”) in the form of RSUs of up to 100% of his then-current base salary pursuant to the Corporation’s RSU Plan and as determined by the Board from time to time. In the event that the Corporation terminates Mr. Ghanem’s employment without cause, Mr. Ghanem would be entitled to: (i) Severance Pay (as defined in the Ghanem A&R Agreement); and (ii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of the Ghanem A&R Agreement, Mr. Ghanem agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Ghanem is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment.

In the event of a change of control of the Corporation, 100% of Mr. Ghanem’s unvested Options and RSUs will accelerate and vest immediately. In addition, if Mr. Ghanem’s employment is terminated without cause or for good reason within 12 months following a change of control of the Corporation, Mr. Ghanem will be entitled to two times his Severance Pay and, if not yet paid, his full bonus for the prior calendar year and full bonus for the current calendar year.

As of April 2025, Mr. Ghanem received an annual base salary increase equal to $545,962.50.

Employment Agreement – Keith Stauffer – Chief Financial Officer

Pursuant to an employment agreement dated November 9, 2023 (the “Stauffer A&R Agreement”), Mr. Stauffer is entitled to an annual salary of $433,000 and is eligible, among other things: (i) to receive an annual discretionary performance bonus of 50% of his then-current base salary, (ii) to continue participating in employee benefit programs and plans and (iii) to receive LTI in the form of RSUs of up to 100% of his then-current base salary pursuant to the Corporation’s RSU Plan and as determined by the Board from time to time. In the event that the Corporation terminates Mr. Stauffer’s employment without cause, Mr. Stauffer would be entitled to: (i) Severance Pay (as defined in the Stauffer A&R Agreement); (ii) pro-rata bonus (cash or equivalent) and (iii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of the Stauffer A&R Agreement, Mr. Stauffer agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Stauffer is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment. On November 9, 2023, in connection with entry into the Stauffer A&R Agreement, the Corporation issued immediately vested 300,000 RSUs to Mr. Stauffer in exchange for his surrender of Option to purchase 300,000 Common Shares of the Corporation’s common stock that were granted to Mr. Stauffer pursuant to his previous employment agreement dated April 22, 2020.

In the event of a change of control of the Corporation, 100% of Mr. Stauffer’s unvested Options and RSUs will accelerate and vest immediately. In addition, if Mr. Stauffer’s employment is terminated without cause or for good reason within 12 months following a change of control of the Corporation, Mr. Stauffer will be entitled to two times his Severance Pay, two times his COBRA Cash Stipend (as defined in the Stauffer A&R Agreement) and, if not yet paid, his full bonus for the prior calendar year and full bonus for the current calendar year.

As of April 2025, Mr. Stauffer received an annual base salary increase equal to $472,803.53.

Employment Agreement – Lynn Gefen – Chief People and Legal Officer, Corporate Secretary

Pursuant to an employment agreement dated May 11, 2023, as amended on February 18, 2025 (the “Gefen A&R Agreement”), Ms. Gefen is entitled to an annual salary of $425,000 and is eligible, among other things: (i) to receive an annual discretionary performance bonus of 50% of her then-current base salary, (ii) to continue participating in employee benefit programs and plans and (iii) to receive LTI in the form of RSUs of up to 50% of her then-current base salary pursuant to the Corporation’s RSU Plan and as determined by the Board from time to time. In the event that the Corporation terminates Ms. Gefen’s employment without cause, Ms. Gefen would be entitled to: (i) Severance Pay (as defined in the Gefen A&R Agreement); and (ii) the accelerated vesting of unvested Options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of the Gefen A&R Agreement, Ms. Gefen agreed that she shall not engage in any activity which is in competition with the Corporation during her employment and for a period of twelve months thereafter. Ms. Gefen is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following her last day of active employment.

In the event of a change of control of the Corporation, 100% of Ms. Gefen’s unvested Options and RSUs will accelerate and vest immediately. In addition, if Ms. Gefen’s employment is terminated without cause or for good reason within 12 months following a change of control of the Corporation, Ms. Gefen will be entitled to two times her Severance Pay, two times her COBRA Cash Stipend (as defined in the Gefen A&R Agreement) and, if not yet paid, her full bonus for the prior calendar year and full bonus for the current calendar year.

In November 2024, in connection with her appointment as Chief People Officer, in addition to her existing role as Chief Legal Officer and Corporate Secretary, Ms. Gefen received 325,000 Options and her annual base salary was increased to $425,000.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to each Named Executive Officer’s employment agreement, which are filed as exhibits to the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2024.

Outstanding Equity Awards
	Option Awards					Stock Awards
Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option grant date	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Ziad Ghanem	162,500	162,500(1)	Nil	5.55	03/21/22	01/05/32	251,256	163,316	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	Nil	15,000	9,750	Nil	Nil
	175,000	175,000(1)	Nil	1.32	09/23/22	09/23/32	85,571	55,621	Nil	Nil
Keith Stauffer	700,000(2)	Nil	Nil	2.31	04/27/20	04/27/30	217,588	141,412	Nil	Nil
	50,000	50,000(1)	Nil	1.32	09/23/22	09/23/32	187,061	121,589	Nil	Nil
	Nil	Nil	Nil	Nil	Nil	Nil	25,811	16,777	Nil	Nil
Lynn Gefen	Nil	325,000(1)	Nil	.86	11/20/24	11/20/34	30,151	19,598	Nil	Nil
	140,625	140,625(1)	Nil	1.32	09/23/22	09/23/32	70,352	45,728	Nil	Nil
	137,500	137,500(1)	Nil	3.90	05/25/22	05/25/32	39,800	25,870	Nil	Nil

(1)
Such Options vest annually over four (4) years from the Grant Date.
(2)
Effective November 9, 2023, pursuant to the Stauffer A&R Agreement, Mr. Stauffer received 300,000 immediately vested RSUs in exchange for the surrender of 300,000 Options granted to Mr. Stauffer pursuant to the Stauffer A&R Agreement, of which 122,670 Common Shares were withheld to satisfy Mr. Stauffer’s tax withholding obligations in connection with the settlement of the RSUs.

Pension Benefits

The Corporation does not have a pension plan that provides payments or benefits to the executive officers or directors of the Corporation at, following, or in connection with retirement.

Directors’ and Officers’ Liability Insurance

The Corporation holds director and officer liability insurance in the aggregate amount of $12,500,000, subject to a $2,500,000 deductible payable by the Corporation. The annual premium paid by the Corporation for this coverage is $1,208,750 for the 12-month period ending May 6, 2025.

No indemnification under Section 136 of the OBCA was paid or became payable in 2024.

STATEMENT OF DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth a summary of the compensation paid to TerrAscend’s non-employee directors during 2024.

Name	Stock Awards ($)(1) (2)	Total ($)
Jason Wild	796,000(3)	796,000
Craig Collard	225,500	225,000
Kara DioGuardi	212,000	212,000
Ira Duarte	225,500	225,500
Ed Schutter	214,075.34(4)	214,075.34(4)

(1)
Amounts represent the aggregate grant date fair value of RSUs granted to our non-employee directors during 2024, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 2 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2023. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee directors.
(2)
The aggregate number of Common Shares outstanding under all stock awards and Options held by our non-employee directors as of December 31, 2024 are set forth in the table below.
(3)
In 2024, Mr. Wild received an additional RSU grant with a value of $296,000 for significant accomplishments in 2023.
(4)
Mr. Schutter became a member of the Audit Committee effective September 2024, and thus his compensation as a member of the Audit Committee was pro-rated.

Compensation of Directors

The Compensation Committee conducts reviews with respect to director compensation at least once a year. In 2024, the annual base compensation for directors was an aggregate of $200,000 per director, paid entirely in RSUs (or the pro rata amount thereof based on time served in a year). Additional compensation for participation in the committees of the Board is as follows (all of which shall be paid in RSUs): an additional remuneration of $19,500 for the Audit Committee Chair, $7,500 for Audit Committee members, $12,000 for the Compensation Committee Chair, and $6,000 for Compensation Committee members, and $12,000 for the Nominating and Corporate Governance Committee Chair, and $6,000 for Nominating and Corporate Governance Committee members. The Chair (or Executive Chair) of the Board is paid an additional $300,000 (in RSUs). Directors are issued RSUs on the date of the Meeting, with each RSU vesting on the last calendar day of the year. Additionally, all directors are reimbursed for the out-of-pocket expenses related to their attendance at Board and committee meetings.

For more information regarding the Corporation’s pay decisions in 2024, please see section above entitled “Compensation Philosophy and Goals.”

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out certain details as of December 31, 2024, with respect to the Stock Option Plan and the RSU Plan, being the sole equity compensation plans pursuant to which equity securities of the Corporation are authorized for issuance. A description of the Stock Option Plan and RSU Plan can be found in the section above entitled “Executive Compensation – Stock Option Plan and RSU Plan”.

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Stock Option Plan	16,120,919	$3.13	26,124,061
RSU Plan	1,600,305	N/A
Equity Compensation plans not approved by security holders	0	N/A
(1)
The Stock Option Plan and the RSU Plan each currently provides that the number of Common Shares that may be reserved for issuance under both of these plans (together with any other share compensation arrangement of the Corporation) will not exceed, in the aggregate, 15% of the outstanding Common Shares (on a non-diluted basis) on any given date. As of December 31, 2024, 292,301,900 Common Shares were issued and outstanding. Therefore, 26,124,061 Options and RSUs were available for issuance under the Stock Option Plan and the RSU Plan on that date (December 31, 2024, being 15% of the number of Common Shares issued and outstanding, less 16,120,919, being the number of securities to be issued upon exercise of the outstanding Options, and less 1,600,305, being the number of securities to be issued upon issuance of the outstanding RSUs).
(2)
In addition to the weighted average exercise price of Options noted above of $3.43, the weighted average exercise price of warrants outstanding as of December 31, 2024 is $3.86. On an aggregate basis, including outstanding Options, warrants, and RSUs, the weighted average exercise price is $3.13.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

As of the date hereof, none of the current or former directors, executive officers or employees of the Corporation or any of its subsidiaries is indebted to the Corporation, and, as at the date hereof, the indebtedness, if any, of such persons to other entities is not the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as set out below and elsewhere in this Circular, to the best of the Corporation’s knowledge, no director or executive officer of the Corporation or persons or companies who directly or indirectly beneficially own, or exercise control or direction over, more than 10% of any class of the Corporation’s outstanding voting securities, nor any associate or affiliate of the foregoing persons, has or has had any material interest, direct or indirect, in any transaction since the commencement of the fiscal year ended December 31, 2024 or in any proposed transaction which has materially affected or will materially affect the Corporation.

On August 1, 2024, the Corporation and TerrAscend USA, Inc. ("TerrAscend USA") as guarantors, and each of WDB Holding CA, Inc., WDB Holding PA, Inc., Moose Curve Holdings, LLC, Hempaid, LLC and, pursuant to a joinder agreement dated September 30, 2024, WDB Holding MI, Inc., including certain of each of their respective subsidiaries, as borrowers (collectively, the “Borrowers”), and FG Agency Lending LLC, as the Administrative Agent entered into a loan agreement (the “FG Loan”). The FG Loan provides for a four-year, $140 million senior-secured term loan with an initial draw on August 1, 2024, of $114 million and a delayed draw on September 30, 2024 of $26 million. The FG Loan bears interest at a rate of 12.75% per annum, matures on August 1, 2028 and is guaranteed by the Corporation and TerrAscend USA. The FG Loan is secured by substantially all of the assets of the Borrowers. Jason Wild, the Executive Chairman of the Corporation and Chairman of the Board, directly or indirectly invested approximately $5.5 million of the FG Loan as a member of the loan syndicate in connection with the transaction.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2024, there have not been, nor are there currently any proposed, transactions or series of similar transactions in which the Corporation was or is to be a participant, where the amount involved in the transaction or proposed transaction is in excess of $120,000 and in which any of our directors, executive officers or, to our knowledge, any person or company who beneficially owns, controls or directs directly or indirectly, more than 5% of our voting securities or any associate or affiliate (including member of the immediate family) of any of the forgoing persons had or will have a direct or indirect material interest by way of beneficial ownership of securities or otherwise, except as described below.

During the year ended December 31, 2024, certain funds controlled by Jason Wild, a related party of the Corporation, invested $5,500,000, as a member of a loan syndicate, of the FG Loan, as described in the section titled "Interest of Informed Persons in Material Transactions."

There have not been, nor are there currently any proposed, transactions or series of similar transactions to which the Corporation has been or will be a party other than compensation arrangements, which include equity and other compensation, termination, or change in control and other arrangements, which are described under “Executive Compensation” and “Statement of Director Compensation”.

Indemnification Agreements

The Corporation indemnifies its directors and officers to the fullest extent permitted by law pursuant to indemnification agreements entered between the Corporation and each of its directors and officers. Each indemnification agreement also provides that, on satisfaction of certain conditions, the Corporation will advance expenses incurred by a director or officer prior to the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer or director for any liability arising out of his or her actions in that capacity regardless of whether the Corporation would otherwise be permitted to indemnify him or her under the provisions of Ontario law.

Related Party Transaction Policy

The Corporation adopted a related party transaction policy on January 25, 2023, that sets forth our procedures for the identification, review, consideration and approval or ratification of related party transactions. For purposes of our policy only, a related party transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related parties are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related party transaction, including any transaction that was not a related party transaction when originally consummated, any transaction that was not initially identified as a related party transaction prior to consummation, our management must present information regarding the related party transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval, ratification, or rejection. The presentation must include a description of, among other things, (a) all of the parties thereto, (b) the interests, direct or indirect, of any related person in the transaction, (c) a description of the purpose of the transaction, (d) all of the materials facts of the proposed transaction, including the proposed aggregate value of such transaction, or, in the case of indebtedness, that amount of principal that would be involved, (e) the benefits to the Corporation of the proposed transaction, (f) if applicable, the availability of other sources of comparable products or services, (g) an assessment of whether the proposed transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to employees generally, and (h) management’s recommendation with respect to the proposed transaction. In considering related party transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

• the risks, costs and benefits to us;

• the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

• the terms of the transaction;

• the availability of other sources for comparable services or products; and

• the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related party transaction, our Audit Committee, or other independent body of our Board, shall approve only those transactions that, in light of known circumstances, it determines in the good faith exercise of its discretion are in, or are not inconsistent with, our best interests and our stockholders' best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS and management

The following table shows information regarding the beneficial ownership of the Common Shares as of March 31, 2025 by:

• each Shareholder known by the Corporation to own beneficially 5% or more of our Common Shares;

• each of the Corporation’s directors;

• each of the Named Executive Officers; and

• all current directors and executive officers as a group.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is, c/o TerrAscend Corp., 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Shareholders
Jason Wild 1051 N Venetian Drive Miami Beach, FL 33139 United States	90,991,236(2)	31.09%
Current Directors and Named Executive Officers
Craig Collard	640,885	*
Kara DioGuardi	272,367	*
Ira Duarte	224,277	*
Ed Schutter	1,547,767	*
Jason Wild	90,991,236	31.09%
Ziad Ghanem	112,428	*
Keith Stauffer	317,099	*
Lynn Gefen	7,795	*
All current directors and executive officers as a group (8 persons)	94,113,854	32.16%

________________

*Represents ownership of less than 1.0%.

(1)
Based on 292,649,481 Common Shares issued and outstanding as of March 31, 2025, and includes for each person and group the number of shares that such person or group has the right to acquire within 60 days of March 31, 2025.
(2)
Based partly on a Schedule 13D/A filed with the SEC on December 17, 2024, by a group, including Jason Wild, and Form 4 filings with the SEC on January 2, 2024, June 20, 2024 and September 16, 2024. As of March 31, 2025, Mr. Wild has sole voting power and dispositive power over 3,251,924 Common Shares and shared voting power and dispositive power over 87,739,312 Common Shares. Mr. Wild has 400,001 warrants that may be acquired before June 23, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

To the Corporation’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, except as previously disclosed, during the fiscal year ended December 31, 2024 and prior fiscal years, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except for one late Form 4 that was not filed by Keith Stauffer, Chief Financial Officer of the Corporation, until March 25, 2025.

MANAGEMENT CONTRACTS

No management functions of the Corporation or its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Corporation or its subsidiaries.

CORPORATE GOVERNANCE

National Policy 58-201 – Corporate Governance Guidelines establishes corporate governance guidelines which apply to all public corporations. The Corporation has reviewed its own corporate governance practices in light of these guidelines. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below.

In connection with the Corporation’s uplisting from the CSE to the TSX on July 4, 2023, the Corporation is no longer a “venture issuer” under applicable Canadian securities laws. The Corporation is currently in the process of evaluating its corporate governance practices in light of the uplisting and recommended governance practices for non-venture issuers, such as the Corporation.

Board of Directors Independence

Pursuant to National Instrument 52-110 – Audit Committees (“NI 52-110”), a director is considered to be independent if he or she has no direct or indirect material relationship with the Corporation that the Board believes could reasonably be perceived to materially interfere with his or her ability to exercise independent judgment. NI 52-110 sets out certain situations where a director is deemed to have a material relationship with the Corporation.

As of the date of this Circular, the Board consists of five persons, four of whom (being a majority) the Corporation believes to be independent based upon the tests for independence set forth in NI 52-110: Mr. Craig Collard, Ms. Ira Duarte, Ms. Kara DioGuardi and Mr. Ed Schutter. Mr. Jason Wild is not considered to be an independent director as he serves in the role of Executive Chairman and due to his ownership of securities of the Corporation. Pursuant to the provisions of NI 52-110, Mr. Ed Schutter became an independent director in September 2024, three years after ceasing to serve in the role of Chief Executive Officer of Arbor following the sale of Arbor in September 2021. Mr. Ed Schutter was not considered an independent director prior to September 2024 as he served as the Chief Executive Officer of Arbor at the same time that Mr. Jason Wild was a director of Arbor and served as a member of Arbor's compensation committee. Mr. Wild and Mr. Schutter are no longer involved with Arbor. In 2021, the Board appointed Mr. Collard as the lead independent director of the Board.

We meet the director independence requirements for our listing with the OTCQX, being a minimum of two independent directors and a majority of the Audit Committee being comprised of independent directors. Our Common Shares are not currently quoted or listed on any U.S. national exchange or interdealer quotation system that has a requirement that a majority of our Board be independent.

The Board does not hold regularly scheduled meetings at which independent directors are solely in attendance. Even though each Board committee consists exclusively of independent directors, members of management are regularly in attendance at committee meetings but the Board does regularly hold private sessions without management. The

Board facilitates independent supervision of management of the Corporation through meetings of the Board, its committees, and through frequent informal discussions among independent members of the Board and management. In addition, the Board has access to the Corporation’s external auditors, the Corporation’s legal counsel, and to any of the Corporation’s officers. The Board has a stewardship responsibility to supervise the management of, and to oversee the conduct of the business of, the Corporation, to provide leadership and direction to management, to evaluate management, to set policies appropriate for the business of the Corporation, and to approve corporate strategies and goals.

The Board recommends nominees to the Shareholders for election as directors, and immediately following each annual meeting of Shareholders, appoints each committee.

The Board exercises its independent supervision over management by way of its policies that (a) periodic meetings of the Board be held to obtain an update on significant corporate activities and plans, and (b) all material transactions of the Corporation are subject to prior approval of the Board. To facilitate open and candid discussion among its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Corporation.

Board Mandate

While the Board has not adopted a formal board mandate, management of the Corporation reviews with the Board on a periodic basis its strategic plan and delivers to the Board ongoing reports on the status of the business and operations of the Corporation. In addition, in accordance with applicable legal requirements and historical practice, all matters of a material nature are presented by management to the Board for approval.

Risk Oversight

The Board has overall responsibility for the oversight of the Corporation’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding Corporation-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Corporation. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk for the Corporation. Each of our Board committees also oversees the management of risk that falls within that committee’s areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to our financial and accounting risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to our processes and controls to assess, monitor and mitigate potential risk exposure. In providing such oversight, the Audit Committee may also discuss such processes and controls with our auditor and independent registered public accounting firm. Our Audit Committee also monitors compliance with legal and regulatory requirements in addition to oversight of the performance of our internal audit function. Areas of focus for the Audit Committee include policies and other matters relating to our investments, cash management, financial risk exposures, the adequacy and effectiveness of our information security policies and practices in addition to oversight of our cybersecurity risk management processes. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities associated with, among other things, compensation program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on the Corporation.

Board Leadership Structure

As of the Record Date, the Corporation does not have the same individual serving as the Chair of its Board and its Principal Executive Officer. Mr. Wild is Chair and Executive Chairman of the Board. The Corporation believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Corporation.

Commencing in 2021, the Board first appointed Mr. Collard as the lead independent director of the Board to help reinforce the independence of the Board as a whole. On March 29, 2024, Mr. Collard was re-appointed as the lead independent director. The lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portion of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to shareholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Corporation believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Corporation believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.

Role of the Executive Chairman of the Board, Lead Independent Director, and the Chief Executive Officer

While the Board has not adopted written position descriptions for the Executive Chairman of the Board, the lead independent director or for the Chief Executive Officer of the Corporation, the roles of each are well established. The responsibilities of Mr. Jason Wild, the Executive Chairman of the Board, include the efficient organization and operation of the Board. The Executive Chairman of the Board is also responsible for ensuring effective communication between the Board and management and that the Board effectively carries out its mandate. The lead independent director of the Board, as an independent director, provides leadership to the Board during in camera meetings, and otherwise where it may be inappropriate for the Executive Chairman to do so. The Chief Executive Officer is the most senior member of management and is responsible for overseeing the day-to-day operations of the Company as determined by strategic and financial plans that are approved by the Board.

Director Term Limits

The Board believes that mandatory retirement and term limits may result in the loss of effective directors with deep knowledge of the Corporation. Accordingly, determination of a director’s continued fitness for service as a member of the Board is assessed on an ongoing basis by the Nominating and Corporate Governance Committee, as required.

Director Nomination Process and Qualifications

We believe that an effective board of directors should be made up of individuals who collectively provide an appropriate balance of diverse occupational and personal backgrounds and perspectives and who have a range of skills and expertise sufficient to provide guidance and oversight with respect to the Corporation’s strategy and operations. Our Board and the Nominating and Corporate Governance Committee of the Board seek to nominate individuals with backgrounds and qualities that, when combined with those of the Corporation’s other directors, enhance the Board’s effectiveness and result in the Board having a balance of knowledge, experience, and capability. The Nominating and Corporate Governance Committee considers candidates who are recommended by its members, by other Board members, by Shareholders, and by management, as well as those identified by third-party search firms retained to assist in identifying and evaluating possible candidates.

In assessing potential candidates, the Board and Nominating and Corporate Governance Committee will consider, among other factors, whether the candidate possesses relevant expertise to offer advice and guidance to management, has sufficient time to devote to the affairs of the Corporation, demonstrates excellence in the candidate’s field, has the ability to exercise sound business judgment and is committed to represent the long-term interests of the Corporation’s Shareholders.

While we do not have a formal diversity policy in place, our Nominating and Corporate Governance Committee considers the diversity of the Board overall with respect to age, disability, gender identity or expression, ethnicity, military veteran status, national origin, race, religion, sexual orientation, and other backgrounds and experiences. Our Board monitors the mix of skills and experience of its directors to help ensure it has the necessary tools to perform its oversight function effectively. The Board fully appreciates the value of a diversity of viewpoints, background and experiences as important to the selection of directors to enhance the Board’s cognitive diversity and quality of dialogue in the boardroom.

Diversity

The Board has not adopted fixed targets relating to gender representation on the Board, on the basis that appropriate skills and experience must remain the overriding criteria for nomination. While the Board encourages diversity and gender equality, it does not utilize quotas or targets regarding gender representation on the Board or in executive officer positions or with respect to the identification and nomination of women directors. The Corporation currently has two women directors (representing 40% of the Board). The Board as a whole is committed to identifying and recruiting the best qualified candidates whose appointments will be made based on merit, in the context of skills, experience, independence and knowledge. The Corporation values diversity and believes that diversity enhances both the quality and effectiveness of the Corporation’s performance and is an important aspect of effective corporate governance. With respect to executive appointments, the Corporation recruits, manages and promotes on the basis of an individual’s competence, qualification, experience and performance. Two of the Corporation's executive officers are women (representing 20% of the executive officers of the Corporation, including major subsidiaries of the Corporation), and the Corporation supports improving gender representation at the board and executive officer level.

Nominations by Shareholders

The Nominating and Corporate Governance Committee of the Board will evaluate director candidates recommended by Shareholders in the same manner in which the Nominating and Corporate Governance Committee evaluates any other director candidate.

Any recommendation submitted to the Corporation should be in writing and should include any supporting material the Shareholder considers appropriate in support of that recommendation but must include information that would be required under the Advance Notice Provision of the Corporation’s by-laws and rules of the SEC to be included in a management information circular and proxy statement soliciting proxies for the election of such candidate. Shareholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of Investor Relations of the Corporation at c/o TerrAscend Corp., 77 City Centre Drive, Suite 501 – East Tower, Mississauga, Ontario, L5B 1M5, Canada. Such director nominations will be presented to the Board for its consideration. Shareholders must also satisfy the notification, timeliness, consent, and information requirements set forth in our by-laws.

Hedging Policies or Practices

The Corporation does not currently have any hedging policies or practices in place.

Our NEOs and directors are discouraged from purchasing financial instruments designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director, and, to the knowledge of the Corporation, no NEO or director has undertaken such hedging transactions. However, the Corporation does not have a policy expressly prohibiting such transactions.

Other Public Company Directorships

In addition to acting as a director of the Corporation, the following current members of the Board hold a directorship in the other reporting issuers (or equivalent in other jurisdictions) set forth below:

Mr. Schutter has served as a member of our Board since November 2020. Mr. Schutter is currently a board member of Tidal Vision and Vitruvias Therapeutics, all of which are privately held companies, as well as Establishment Labs Holdings Inc., which is listed on the Nasdaq Stock Market. The Corporation believes that Mr. Schutter is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Name of Director	Name of Issuer	Market
Craig Collard	Heron Therapeutics	Nasdaq Stock Market
Ed Schutter	Establishment Labs Holdings Inc.	Nasdaq Stock Market

Orientation and Continuing Education

The Corporation has created a formal orientation for new Board members which consists of briefings by management, and the provision of copies of or access to the Corporation’s documents.

The Corporation has adopted a formal policy to conduct bi-annual training to provide continuing education for Board members. Board members are also encouraged to communicate with the Corporation’s management, legal counsel, external auditors and consultants to keep themselves current on industry trends and developments and changes in legislation (with management’s assistance), and to attend related industry seminars and to visit the Corporation’s operations. Board members have full access to the Corporation’s records.

Ethical Business Conduct

The Corporation has adopted a formal written code of conduct and ethics (the “Code”) which is available on the Corporation’s external website at www.TerrAscend.com.

The Code sets out the Corporation’s commitment to conduct its business activities and transactions with the highest level of integrity and ethical standards and in accordance with all applicable laws. This Code reflects the business practices and principles of behavior that support this commitment. The Corporation expects every director, officer and employee to read and understand this Code and its application to the performance of his or her business responsibilities. Under the OBCA, a director of a corporation is required to act honestly and in good faith with a view to the best interests of such corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition, directors must comply with the conflict of interest provisions of the OBCA, as well as the relevant securities regulatory instruments, in order to ensure the director exercises independent judgment in considering transactions and agreements in respect of which the director or an officer has a material interest. Any interested director would be required to declare the nature and extent of his or her interest and should not attend any part of a meeting of directors where such actions and agreements in respect of which such director has a material interest is discussed and would not be entitled to vote at meetings of directors that evoke such a conflict.

If the Corporation ever were to amend or waive any provision of the Code that applies to the Corporation’s principal executive officer, principal financial officer, principal accounting officer or any person performing similar functions the Corporation intends to satisfy its disclosure obligations, if any, with respect to any such waiver or amendment by posting such information on its website set forth above rather than by filing a Current Report on Form 8-K.

Audit Committee

Audit Committee Charter

The Audit Committee is governed by its charter that is attached as Schedule “A” to this Circular. A copy of the Audit Committee Charter is available on the Corporation’s external website at www.TerrAscend.com.

The principal duties and responsibilities of the Audit Committee include, among other things:

-
the integrity of the Corporation’s financial statements;
-
the Corporation’s compliance with legal and regulatory requirements, including risk assessment, as they relate to the Corporation’s financial statements;
-
the qualifications, engagement terms, fees, selection, independence and performance of the external auditors; accounting and financial reporting processes, internal controls and disclosure controls, and financial statement audits;
-
the design, implementation, organization, and performance of the Corporation’s internal audit function;
-
the maintenance and facilitation of an open avenue of communication among the Board, the Corporation’s management, internal audit group, and external auditors; and
-
any applicable financial reports or disclosures required by applicable law and any applicable stock exchange listing requirements.
-

Composition of the Audit Committee

The Audit Committee is currently comprised of Ms. Duarte (Chair), Mr. Collard, and Mr. Schutter. Ms. Duarte, Mr. Collard and Mr. Schutter have been determined by the Board to be independent for the purposes of NI 52-110. Our listing with the TSX and the OTCQX Best Market requires a majority of the Audit Committee be comprised of independent directors. Based on the education and breadth of experience of each member of the Audit Committee, the Board has determined each such member to be financially literate within the meaning of NI 52-110.

Relevant Education and Experience

For the purposes of NI 52-110, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the issuer’s financial statements. All members of the Audit Committee have experience reviewing financial statements and dealing with related accounting and auditing issues. The education and experience of each member of the Audit Committee relevant to the performance of his duties as a member of the Audit Committee can be found under the section above entitled “Proposal No. 1: Election of Directors”. The Corporation has determined that Ira Duarte, Chair of the Audit Committee, qualifies as an “audit committee financial expert” as defined in the applicable SEC rules and has been determined by the Board to be independent for the purposes of the Securities Act of 1933.

Audit Committee Oversight

At no time since the commencement of the Corporation’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the following exemptions contained in NI 52-110:

(1)
the exemption in section 2.4 (De Minimis Non-Audit Services);
(2)
the exemption in section 3.2 (Initial Public Offerings);
(3)
the exemption in section 3.4 (Events Outside Control of Member);
(4)
the exemption in section 3.5 (Death, Disability or Resignation of Audit Committee Member); or
(5)
the exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions).

Reliance on the Exemption in Subsection 3.3(2) or Section 3.6

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied upon the exemption in subsection 3.3(2) (Controlled Companies) or section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances).

Reliance on Section 3.8

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied upon section 3.8 (Acquisition of Financial Literacy).

Pre-Approval Policies and Procedures

On March 15, 2023, the Corporation adopted an Audit Committee Pre-Approval Policy for the approval of services provided by the Corporation’s independent registered accounting firm. The policy sets forth the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval.

Audit Fees

See section above entitled “Proposal No. 2: Ratification of Re-Appointment of MNP as Auditor and Independent Registered Public Accounting Firm” for the table setting forth the fees paid by the Corporation and its subsidiaries to MNP for services rendered for the years ended December 31, 2024, and December 31, 2023.

Audit Committee Report

The following report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the U.S. Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this report by reference.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. MNP, the Corporation’s auditor and independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Corporation’s audited financial statements with US GAAP.

The Audit Committee has reviewed and discussed with management and MNP the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2024.

The Audit Committee has also discussed with MNP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee also received the written disclosures and the letter from MNP that are required by applicable requirements of the PCAOB regarding MNP’s communications with the Audit Committee concerning independence and has discussed with MNP its independence. On the basis of the foregoing, the Audit Committee concluded that MNP is independent from the Corporation, its affiliates and management.

Based upon its review of the Corporation’s audited financial statements and the discussions noted above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2024 be included in the Corporation’s Annual Report on Form 10-K for such fiscal year, which was filed with the SEC.

This report has been furnished by the members of the Audit Committee.

Submitted by the Audit Committee of the Board of Directors

Ira Duarte (Chair)

Craig Collard

Ed Schutter

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee (the "Nominating and Corporate Governance Committee" or “NCGC”) is currently comprised of Mr. Collard (Chair), as well as Ms. DioGuardi and Ms. Duarte, all of whom are independent directors within the meaning of NI 52-110. The NCGC will assess potential Board candidates to fill perceived needs of the Board for required skills, expertise, independence and other factors. The principal duties and responsibilities of the NCGC include, among other things: identifying, reviewing and evaluating candidates to serve on the Corporation’s Board, including consideration of any conflicts of interest as well as applicable independence, experience and diversity requirements (including race, ethnicity, gender, geography, national origin, and areas of expertise);

-
periodically reviewing, discussing and assessing the performance of the Board, including Board committees;
-
recommending to the entire Board annually the chairmanship and membership of each Board committee;
-
developing and periodically reviewing the Corporation’s corporate governance principles;
-
overseeing and reviewing the processes and procedures used by the Corporation to provide information to the Board and its committees; and
-
periodically reviewing non-employee director compensation at least once a year and recommending any changes considered appropriate to the full Board for its approval.

For information regarding the steps taken to determine compensation for directors, see the sections above entitled “Statement of Director Compensation”. The NCGC is governed by a charter defining its responsibilities, powers and operations. A copy of the NCGC Charter is available on the Corporation’s external website at www.TerrAscend.com.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Schutter (Chair) as well as Mr. Collard and Ms. DioGuardi, all three of whom are independent directors within the meaning of NI 52-110. The principal duties and responsibilities of the Compensation Committee include, among other things:

-
helping the Board oversee the Corporation’s compensation policies, plans and programs with a goal to attract, incentivize, retain and reward top quality executive management and employees;
-
reviewing and determining the compensation to be paid to the Corporation’s Chief Executive Officer and the Chief Executive Officer’s direct reports;
-
when required, reviewing and discussing with management the Corporation’s compensation disclosures in the “Compensation Discussion and Analysis” section of the Corporation’s annual reports, registration statements, proxy statements, information statements or any other public disclosure documents of the Corporation filed with the SEC and/or any Canadian securities regulators; and
-
when required, preparing and reviewing the Committee report on executive compensation included in the Corporation’s annual proxy statement.

The Compensation Committee conducts reviews with respect to officer compensation at least once a year. The Compensation Committee may, in its sole discretion, retain the services of a compensation consultant, independent legal counsel and other advisors. For information regarding the steps taken to determine compensation for executive officers, see the section above entitled “Compensation of Named Executive Officers”. The Compensation Committee is governed by a charter defining its responsibilities, powers and operations. A copy of the Compensation Committee Charter is available on the Corporation’s external website at www.TerrAscend.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee are currently nor have been at any time an officer or employee of the Corporation. None of our executive officers currently serve as members of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Other Board Committees

The Board has a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee (see below for more details regarding the Audit Committee charter). As the Corporation grows, and its operations and management structure became more complex, the Corporation may appoint additional standing committees, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors. Charters for each of the Compensation Committee, Audit Committee and NCGC are available at www.TerrAscend.com.

Director Attendance

The following table shows the attendance record for each director at meetings of the Board and its committees,

since the beginning of the Corporation’s most recently completed financial year.

Director	Board	Audit Committee	Compensation Committee	NCGC	Total Attendance
Craig Collard	8/8	5/5	2/2	2/2	18/18
Ira Duarte	7/8	5/5	--	2/2	15/16
Ed Schutter	8/8	1/1(1)	2/2	--	11/11
Jason Wild	8/8	--	--	--	8/8
Kara DioGuardi	8/8	--	2/2	2/2	12/12

________________________________________

(1) Mr. Schutter became a member of the Audit Committee effective September 2024, and attended all Audit Committee meetings held subsequent to that date.

Although the Corporation does not have a formal policy pertaining to director attendance at the Meeting, all directors are encouraged to attend the Meeting. At the Corporation’s annual meeting held on June 17, 2024, Jason Wild, Ed Schutter and Ira Duarte were in attendance.

Assessments

The Board monitors the adequacy of information given to directors, communications between the Board and management and the strategic direction and processes of the Board and the committees of the Board. As of 2024, on an annual basis, the Board or its committees assesses and provides feedback on a range of topics including but not limited to the operations, performance and independence of the Board.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Meeting materials with respect to two or more Shareholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Meeting materials addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our Shareholders will likely be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple Shareholders sharing an address unless contrary instructions have been received from the affected Shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or us. Direct your written request to us via email at IR@terrascend.com. Shareholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than those set forth in the Notice of Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponements(s) thereof, the proxies will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

SHAREHOLDER COMMUNICATIONS

We have not adopted a formal process for shareholder communications with the Board. Nevertheless, we regularly communicate with Shareholders and try to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board and engagement with Shareholders has been good. We will review each communication and will forward such communications to our Board, or to any individual director to whom the given communication is addressed, unless the given communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. Shareholders may provide feedback through a number of channels, including email at info@terrascend.com, at our mailing address 77 City Centre Drive, East Tower – Suite 501, Mississauga, Ontario L5B 1M5), or by calling our phone number (+1 844 628-3100).

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available on the Corporation’s SEDAR+ profile at www.sedarplus.ca and on the SEC’s website at www.sec.gov. Financial information about the Corporation is provided in the Corporation’s consolidated annual financial statements and management’s discussion and analysis for the year ended December 31, 2024.

Shareholders may request copies of the Corporation’s financial statements and management’s discussion and analysis free of charge by contacting the Corporation at 1-844-628-3100.

BOARD APPROVAL

The Board has approved the contents of this Circular and authorized it to be made available to and/or sent, as applicable, to the Corporation’s Shareholders that are eligible to receive notice of the Meeting. A copy of this Circular has been sent to each director of the Corporation and the auditors of the Corporation and has been made available to each Shareholder entitled to notice of the Meeting.

DATED at Toronto, Ontario, the 28th day of April, 2025.

On Behalf of the Board of Directors

/s/ Jason Wild

Jason Wild
Executive Chairman, Chairman of the Board and Director

SCHEDULE “A”
AUDIT COMMITTEE CHARTER

TERRASCEND CORP.

AUDIT COMMITTEE CHARTER

I.
GENERAL
1.
Mandate and Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) is to assist the board of directors (the “Board”) of Terrascend Corp. (the “Company”) in fulfilling its oversight responsibilities relating to:

a.
the integrity of the Company’s financial statements;
b.
the Company’s compliance with legal and regulatory requirements, including risk assessment, as they relate to the Company’s financial statements;
c.
the qualifications, engagement terms, fees, selection, independence and performance of the external auditors;

d.
accounting and financial reporting processes, internal controls and disclosure controls, and financial statement audits;

e.
the design, implementation, organization, and performance of the Company’s internal audit function;

f.
the maintenance and facilitation of an open avenue of communication among the Board,

the Company’s management, internal audit group, and external auditors;

g.
any applicable financial reports or disclosures required by applicable law and any applicable stock exchange listing requirements; and
h.
performing the additional duties set out in this Charter or otherwise delegated to the Committee by the Board.
2.
Authority of the Committee
a.
The Committee has the authority to:
i.
access, on an unrestricted basis, all Company books, records, facilities and personnel as deemed necessary or appropriate by any member of the Committee;
ii.
engage independent counsel and accounting or other advisors as it determines necessary to carry out its duties;
iii.
set and pay the compensation for any advisors employed by the Committee, including any ordinary administrative expenses the Committee deems appropriate in carrying out its duties;
iv.
conduct any investigation appropriate to its responsibilities, and it may require any of the Company’s personnel or outside advisors attend any meeting of the Committee or meet with any member of the Committee or any of its advisors; and
v.
communicate directly with the internal and external auditors.
b.
The Committee has the authority to delegate to individual members or subcommittees of the Committee.
II.
PROCEDURAL MATTERS
1.
Composition

The Committee will be composed of a minimum of three members.

2.
Member Qualifications

a.
Every Committee member must be a director of the Company.
b.
Every Committee member shall satisfy the independence, financial literacy, and other requirements imposed by applicable law and any applicable stock exchange listing requirements.
c.
At least one member of the Committee shall satisfy the applicable financial-sophistication requirements and any other requirement for accounting or related financial management expertise required by applicable law and any applicable stock exchange listing requirements; provided that each member of the Committee must be financially literate, as this term is defined under National Instrument 52-110 - Audit Committees.

d.
Committee members shall meet any other qualifications determined by the Board.
3.
Member Appointment and Removal

Members of the Committee will be appointed by the Board and serve at the pleasure of the Board for one year or until their successors are duly appointed. Resignation or removal of a Committee member from the Board for any reason will automatically constitute resignation or removal from the Committee.

4.
Committee Structure and Operations
a.
Chair and Subcommittee

Each year, the Board will appoint one member of the Committee to act as Chair of the Committee. The Chair of the Committee may be removed at any time at the discretion of the Board. If, in any year, the Board does not appoint a Chair, the incumbent Chair will continue in office until a successor is appointed. If the Chair of the Committee is absent from any meeting, the Committee will select one of the other members of the Committee to preside at that meeting.

The Chair shall have the delegated authority to act on behalf of the Committee in connection with (1) approval of the retention of outside service providers and advisors (including negotiation and execution of their engagement letters), (2) pre-approval of audit or non-audit services; provided such pre-approval is presented to the Committee at its first scheduled meeting following such pre-approval, (3) reviewing with management the Company’s proposed earnings press releases and other financial information and guidance regarding the Company’s results of operations provided publicly or to ratings agencies, (4) approval of payment of ordinary administrative and other expenses incurred by the Committee described in Section I.2.(a)(iii) above, and (5) as may otherwise be determined by the Committee to the extent such delegation is permitted under applicable law and any applicable stock exchange listing requirements.

The Committee also may form and delegate authority to one or more subcommittees consisting of one or more members of the Board (whether or not he, she or they are on the Committee) to the extent allowed under applicable law and any applicable stock exchange listing requirements.

By delegating an issue to the Chair or a subcommittee, the Committee does not surrender any authority over that issue. Although the Committee may act on any issue that has been delegated to the Chair or a subcommittee, doing so will not limit or restrict future action by the Chair or subcommittee on any matters delegated to it. Any action or decision of the Chair or a subcommittee will be presented to the full Committee at its next scheduled meeting. By approving this Charter, the Board delegates authority to the Committee with respect to these responsibilities.

b.
Meetings

The Chair of the Committee will be responsible for developing and setting the agenda for Committee meetings. The Committee will meet whenever its members deem a meeting necessary or appropriate, or as may be required by applicable legal or stock exchange requirements.

c.
Notice

i.
Notice of the time and place of every meeting will be given by email or by phone to each member of the Committee at least 72 hours before the time fixed for that meeting. The notice period may be waived by unanimous resolution of the Committee.
ii.
The external auditor of the Company will be given notice of every meeting of the Committee and, at the expense of the Company, will be entitled to attend and be heard at that meeting.
iii.
If requested by a member of the Committee, the external auditor will attend every meeting of the Committee held during the term of office of the external auditor.
d.
Quorum

A majority of the Committee will constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present in person or by means of such telephonic, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously.

e.
Attendees

The Committee may invite any of the directors, officers and employees of the Company and any advisors as it sees fit to attend meetings of the Committee. During each meeting of the Committee, the Committee will meet with only Committee members present in person or by other permitted means.

Unless otherwise determined by the Committee, each regularly scheduled meeting of the Committee will conclude with an executive session that excludes members of management other than counsel as necessary. As part of its responsibility to foster open communication, the Committee will meet periodically with management, personnel in charge of the internal audit function (if any) and external auditor in separate executive sessions.

f.
Secretary

Unless otherwise determined by resolution of the Board, the corporate secretary of the Company, or his or her nominee, will act as the Secretary to the Committee.

g.
Records

Minutes of meetings of the Committee will be recorded and maintained by the Secretary to the Committee and will be subsequently presented to the Committee for review and approval. The Committee may act by unanimous written consent; when it does so, those actions will be filed in the minute book.

h.
Liaison

The Chief Financial Officer will act as management liaison with the Committee.

5.
Committee and Charter Review

The Committee will conduct an annual review and assessment of its performance, effectiveness and contribution, including a review of its compliance with this Charter, in accordance with the process developed by the Board. The Committee will conduct that review and assessment in such manner as it deems appropriate and report the results to the Board.

The Committee will also review and assess the adequacy of this Charter on an annual basis, taking into account all legislative and regulatory requirements applicable to the Committee, as well as any best practice guidelines recommended by regulators or an applicable stock exchange, and will recommend any required or desirable changes to the Board.

6.
Reporting to the Board

The Committee will report to the Board in a timely manner with respect to each of its meetings held. This report may take the form of circulating copies of the minutes of each meeting held. The Committee is responsible for reviewing and submitting to the Board, as a whole, recommendations concerning the Corporation’s financial affairs, code of ethics, whistleblower and corporate disclosure, confidentiality and insider trading policies.

7. RESPONSIBILITIES

The Committee’s responsibilities are for oversight, as described under “Mandate and Purpose of the Committee” above. The members of the Committee are not employees of the Company, and they do not perform management’s or any external auditor’s functions. The Committee relies on the expertise and knowledge of management, the internal auditors (if any), and any external auditors in carrying out its oversight responsibilities. Management is responsible for preparing accurate and complete financial statements in accordance with generally accepted accounting principles (“GAAP”), crafting periodic reports, and establishing and maintaining appropriate accounting principles and financial reporting policies and satisfactory internal control over financial reporting. The external auditors will audit the Company’s annual consolidated financial statements and, when required, the effectiveness of the Company’s internal control over financial reporting and review the Company’s quarterly financial statements. It is not the Committee’s responsibility to prepare or certify the Company’s financial statements, guarantee the audits or reports of the external auditors, certify as to whether any external auditors are “independent” under applicable law or any applicable stock exchange listing requirements, or ensure that the financial statements or periodic reports are complete and accurate, conform to GAAP, or otherwise comply with applicable law or any applicable stock exchange listing requirements or the Company’s policies.

The Committee shall have the following responsibilities; provided, however, that this list of responsibilities is intended to be a guide and to remain flexible to account for changing circumstances and needs. Accordingly, the Committee may depart from or supplement such responsibilities, and establish policies and procedures, to the extent permitted by applicable law and any applicable stock exchange listing requirements.

8. Financial Reporting

a.
The Committee is responsible for reviewing and recommending approval to the Board, as applicable, of:
i.
the Company’s financial statements, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (“MD&A”), “Risk Factors”, as appropriate, and annual and interim profit or loss news releases before the Company publicly discloses this information;
ii.
prospectus type documents;
iii.
if applicable, the preparation of any report of the Committee required by applicable law or any applicable stock exchange listing requirements to be included in the Company’s annual proxy statement; and
iv.
any press releases containing disclosure regarding financial information that are required to be reviewed by the Committee under any applicable laws or by this Charter before the Company publicly discloses this information.
b.
The Committee is also responsible for:
i.
discussing with management and the external auditor the quality of GAAP, not just the acceptability of GAAP;
ii.
reviewing the external auditor’s views about qualitative aspects of the Company’s significant accounting practices and the reasonableness of significant judgments and estimates (including material changes in estimates and analyses of the effects of alternative GAAP methods on the Company’s financial statements);
iii.
reviewing the adequacy of the disclosures in the Company’s financial statements;
iv.
discussing with management any significant variances between comparative reporting periods and across comparable business units;
v.
in the course of discussion with management and the external auditor, identifying problems or areas of concern and ensuring those matters are satisfactorily resolved (other than those the external auditor believes to be trivial);

vi.
engaging the external auditor to perform a review of the interim financial reports and reviewing their findings, however, no formal report from the external auditor will be required;
vii.
reviewing the financial statements of the Company’s subsidiaries, as well as the consolidated financial statements and financial statements for the Company pension plans, joint ventures and other similar instances, as applicable ;
viii.
requiring a representation letter from management similar to that provided by the external auditor;
ix.
reviewing all financial information and earnings guidance provided to analysts and rating agencies (including, without limitation, reviewing any pro forma or non-GAAP information); and
x.
reviewing any other matters that the external auditor must communicate to the Committee under applicable accounting or auditing standards.
c.
The Committee must be satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.

9. External Auditor

a.
The Company’s external auditor is required to report directly to the Committee.
b.
The Committee is responsible for recommending to the Board:
i.
the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; and
ii.
(ii) the compensation of the external auditor.
c.
The Committee will evaluate, determine whether to retain, and determine the fees of any external auditors and any other registered public accounting firm engaged for the financial reporting process. In addition, the Committee may replace any existing external auditors or other registered public accounting firm engaged for the financial reporting process with a different public accounting firm.
d.
Prior to engagement of any prospective external auditor, and at least annually thereafter, the Committee will assess the qualifications, performance, and independence of the external auditor, or in the case of prospective external auditors, before they are engaged. That assessment will include reviewing written disclosures from any external auditor regarding any relationships they have that may affect independence, as defined by applicable law and any applicable stock exchange listing requirements. The Committee will review a written statement from any external auditor affirming their independence, and assess, consider, and discuss with them any potential relationships concerning their objectivity and independence.
e.
The Committee is directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.

10. Relationship with the External Auditor

a.
The Committee is responsible for reviewing the proposed audit plan, adequacy of staffing, and the proposed audit fees (to ensure fee containment) and overseeing the negotiation and execution of any engagement letters on behalf of the Company.
b.
The Committee is also responsible for:
i.
establishing effective communication processes with management and the external auditor so that it can objectively monitor the quality and effectiveness of the external auditor’s relationship with management and the Committee;
ii.
reviewing with the external auditor, as appropriate, communications between the audit team and the external auditor’s national office with respect to accounting or auditing issues presented by the engagement;

iii.
receiving and reviewing regular reports from the external auditor on the progress against the approved audit plan, important findings, recommendations for improvements and the auditors’ final report;
iv.
discussing, at least annually, with the external auditor the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (“PCAOB”), including any successor rule adopted by the PCAOB;
v.
meeting regularly in private with the external auditor;
vi.
receiving at least annually (if required by any applicable stock exchange listing requirements), or as may otherwise be determined by the Committee, a report by the external auditor describing the audit firm’s internal quality control procedures and any material issues raised by (1) that firm’s internal quality control review, (2) any peer review of the firm’s internal quality control procedures or review, or (3) any inquiry or investigation by governmental or professional authorities conducted in the last five years of any audit performed by the external auditor; and
vii.
overseeing the rotation of the external auditor’s partners on the Company’s audit engagement team as required by applicable law and stock exchange listing requirements.

11. Accounting Policies

The Committee is responsible for:

a.
reviewing the Company’s accounting policy note to ensure completeness and acceptability with GAAP as part of the approval of the financial statements;
b.
ensuring by discussion with management and the external auditor that the underlying accounting policies, disclosures and key estimates and judgments are considered to be the most appropriate in the circumstances (within the range of acceptable options and alternatives);
c.
discussing with management and the external auditor the clarity and completeness of the Company’s financial disclosures made under applicable disclosure requirements;
d.
the potential impact on the Company’s financial statements of alternative treatments and any off-balance sheet structures; and
e.
any other significant reporting issues and judgments, significant regulatory, legal, and accounting initiatives, or developments that may have a material impact on the Company’s financial statements, compliance programs, and policies.

12. Risk and Uncertainty

a.
The Committee is responsible for reviewing, as part of its approval of the financial statements, uncertainty notes and disclosures.
b.
The Committee, in consultation with management and the external auditor, will review the Company’s processes and policies on risk identification, management and assessment in all areas of the Company’s business. Areas of focus for the Committee shall include the Company’s policies and other matters relating to the Company’s investments, cash management and foreign exchange management, major financial risk exposures, the adequacy and effectiveness of the Company’s information security policies and practices and the internal controls regarding information security, and the steps taken by management to monitor and mitigate or otherwise control these exposures and to identify future risks.
c.
The Committee will review and discuss with management the adequacy of the Company’s insurance programs, including director and officer insurance, product liability insurance and general liability insurance.
d.
The Committee will periodically review and discuss with the Company’s Chief Information Officer material risks relating to data privacy, technology and information security, including cybersecurity, threats and back-up of information systems and the Company’s processes for assessing, identifying, and managing such risks, as well as the Company's internal controls and disclosure controls and procedures relating to cybersecurity incidents.

e.
The Board shall continue to have overall responsibility for evaluating key business risks faced by the Company, including but not limited to competition and regulation.

13. Controls and Control Deviations

a.
The Committee is responsible for:
i.
receiving reports from management when significant control deviations occur, together with management responses and any special audit steps adopted in light of such significant control deviations; and
ii.
conferring with management and the external auditor concerning the scope, design, adequacy and effectiveness of internal control over financial reporting and the Company’s disclosure controls and procedures.

14. Compliance with Laws and Regulations

a.
The Committee is responsible for considering and reviewing with management, the external auditor, and outside advisors or accountants any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.
b.
The Committee is responsible for reviewing the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to ensure compliance with applicable laws and any applicable stock exchange listing requirements, including the Company’s Code of Business Conduct and Ethics (the “Code”).
c.
The Committee is responsible for considering any request by directors or executive officers of the Company for a waiver from the provisions of the Code. Any approved waivers shall be promptly disclosed as required by applicable law and any applicable stock exchange listing requirements.
d.
The Committee is responsible for reviewing with management legal and regulatory compliance and any actual, pending or threatened legal or financial matters that could significantly affect the Company’s business or financial statements or as otherwise deemed appropriate by the Committee.

15. Relationship with the Internal Auditor

a.
The Committee is responsible for reviewing:
i.
the appointment of the internal auditor;
ii.
the internal auditor’s terms of reference;
iii.
the overall scope of the internal audit;
iv.
any significant reports issued by the internal auditor; and
v.
management’s response to the internal auditor’s reports.
b.
The Committee is responsible for approving the reporting relationship of the internal auditor to ensure appropriate segregation of duties is maintained and the internal auditor has direct access to the Committee.
c.
The Committee is responsible for ensuring that the internal auditor’s involvement with financial reporting is coordinated with the activities of the external auditor.

16. Other Responsibilities and Issues

a.
The Chair of the Committee is responsible for ensuring the information received by the Committee is responsive to important performance measures and to the key risks the Committee oversees.
b.
The Committee is responsible for the investigation of any matters that fall within the Committee’s responsibilities and has the explicit authority to do so.
c.
The Committee is responsible for receiving and reviewing reports from the internal and external auditors on their review of the officer and senior executive expense accounts.

17. Pre-Approval of Non-Audit Services

The Committee is responsible for pre-approving all non-audit services to be provided to the Company or its subsidiary entities by the Company’s external auditor. The Committee may establish pre-approval policies and procedures or delegate pre-approval authority to one or more Committee members as permitted by applicable law and any applicable stock exchange listing requirements.

18. Submission Systems and Treatment of Complaints

The Committee is responsible for establishing procedures for:

a.
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and
b.
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

19. Hiring Policies

The Committee is responsible for reviewing and approving the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company, as required by applicable law and any applicable stock exchange listing requirements.

20. Related Party Transactions

The Committee will review and approve, in accordance with the Company’s policies, any related party transaction as defined by applicable law or any applicable stock exchange listing requirements.

Adopted: March 8, 2017, as amended on May 10, 2023, as further amended on December 19, 2024.

SCHEDULE “B”
STOCK OPTION PLAN

TERRASCEND CORP.
AMENDED AND RESTATED STOCK OPTION PLAN

(Adopted by the Board as of March 8, 2017, as amended and restated on November 2, 2021, April 19, 2023, June 22, 2023 and June 26, 2023)

Article 1

DEFINITIONS AND INTERPRETATION
1.1
Definitions

For the purposes of this Plan, the following terms have the following meanings:

1.1.1
“10% Shareholder” means a U.S. Participant who, at the time the Option is granted, owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent Corporation or Affiliate Corporation).
1.1.2
“Affiliate” means (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Corporation; or (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SAR that are granted to a service provider of an Affiliate constitutes "service recipient stock" for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code, provided that in respect of any Option granted to a Canadian Grantee, an Affiliate shall only include a corporation that deals at non-arm's length, within the meaning of the ITA, with the Company, and further provided that, in respect of any Deferred Share Unit granted to a Canadian Grantee, an Affiliate shall only include a corporation that is related to the Corporation, within the meaning of the ITA.
1.1.3
“Affiliate Corporation” means any subsidiary, as defined in Section 424(f) of the Code, of the Corporation.
1.1.4
“Applicable Laws” means, at any time, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, by-laws, permits, authorizations and orders of any Governmental Authority having authority over that Person, property, transaction or event.
1.1.5
“Blackout Period” means the period during which designated Persons cannot trade Shares pursuant to the Corporation’s policy, if any, respecting restrictions on trading which is in effect at that time.
1.1.6
“Board” means the board of directors of the Corporation.
1.1.7
“Business Day” means any day excluding a Saturday, Sunday or statutory holiday in the Province of Ontario, and also excluding any day on which the principal chartered banks located in the City of Toronto are not open for business during normal banking hours.
1.1.8
“Cause” in respect of a Participant means “just cause” “or “cause” for termination of employment by the Corporation or an Affiliate as determined under Applicable Laws; provided that, for a U.S. Participant who is employed in the United States, “Cause” means any of the following: (a) Participant materially breaches any fiduciary duty owed to the Corporation or an Affiliate, including the duty of loyalty; (b) Participant fails to comply with any valid and legal directive of the Corporation that is material and is consistent with Participant’s obligations under the Participant’s employment agreement, which has not been complied with within ten (10) calendar days of written notice to Participant of such noncompliance; (c) Participant is convicted of or pleads guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude or that results in material, reputational, or financial harm to the Corporation, its agents representatives, or its affiliates; (d) Participant engages in any act or omission that constitutes a material breach by Participant of any of Participant’s duties, responsibilities, and obligations under the Participant’s employment agreement, or any material written policy (as they may be in effect from time to time during Participant’s employment) of the Corporation or any Affiliate, assuming such obligations are lawful, which has not been cured within ten (10) calendar days of written notice to the Participant; (e) Participant commits an act which negatively impacts the Corporation or its employees including, but not limited to, engaging in competition with the Corporation, disclosing confidential information or engaging in sexual harassment or discrimination in violation of policies of the Corporation; or (f) Participant engages in the unauthorized disclosure of confidential information of the Corporation. For purposes of this definition of “Cause,” an act or failure to act shall not be deemed willful or intentional unless Participant acted (or failed to act) in bad faith or without a reasonable belief that Participant’s action or omission was in the best interest of the Corporation. For avoidance of doubt, Participant’s failure to meet performance goals or objectives, by itself, shall not constitute Cause.
1.1.9
“Change of Control Transaction” means:
1.1.9.1
the acquisition of a sufficient number of voting securities in the capital of the Corporation so that the acquiror, together with Persons acting jointly or in concert with the acquiror, becomes entitled, directly or indirectly, to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation (provided that, prior to the acquisition, the acquiror was not entitled to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation);
1.1.9.2
the completion of a consolidation, merger, arrangement or amalgamation of the Corporation with or into any other entity whereby the voting securityholders of the Corporation immediately prior to the consolidation, merger, arrangement or amalgamation receive less than 50% of the voting rights attaching to the outstanding voting securities of the consolidated, merged, arranged or amalgamated entity; or
1.1.9.3
the completion of a sale whereby all or substantially all of the Corporation’s undertakings and assets become the property of any other entity and the voting securityholders of the Corporation immediately prior to the sale hold less than 50% of the voting rights attaching to the outstanding voting securities of that other entity immediately following that sale.
1.1.10
“Consultant” means a Person, or an individual employed by a Person, other than an Employee or a Director, that:
1.1.10.1
is engaged to provide on an ongoing bona fide basis consulting, technical, management or other services to the Corporation or to an Affiliate, other than services provided in relation to a distribution of securities;
1.1.10.2
provides the services under a written contract with the Corporation or an Affiliate;
1.1.10.3
in the reasonable opinion of the Board, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate;
1.1.10.4
has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation; and
1.1.10.5
in the case of a U.S. Participant, (A) is a natural person whom renders bona fide services to the Corporation or any Affiliate, and such services are not in connection with the offer and sale of securities in any capital-raising transaction and (B) does not directly or indirectly promote or maintain a market for the Corporation’s or any Affiliate’s securities.
1.1.11
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
1.1.12
“Corporation” means TerrAscend Corp. and includes any successor corporation thereof.
1.1.13
“California Supplement” means the California Supplement attached hereto as Schedule 1.
1.1.14
“Director” means a director of the Corporation or any Affiliate.
1.1.15
“Disability” means a physical or mental incapacity or disability that prevents the Eligible Person from performing the essential duties of the Eligible Person’s employment or service with the Corporation or any Affiliate, and which cannot be accommodated under applicable human rights laws without imposing undue hardship on the Corporation or the Affiliate employing or engaging; the Eligible Person, as determined by the Board for the purposes of this Plan.
1.1.16
“Early Expiry Date” is defined in Section 4.10.1.2.

1.1.17
“Eligible Person” means any Employee, Director or Consultant.
1.1.18
“Employee” means:
1.1.18.1
an individual who is considered an employee of the Corporation or any Affiliate under the Income Tax Act (Canada);
1.1.18.2
an individual who works full-time for the Corporation or any Affiliate providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or the relevant Affiliate over the details and methods of work as an employee of the Corporation or the relevant Affiliate; or
1.1.18.3
an individual who works for the Corporation or any Affiliate on a continuing and regular basis for at least 20 hours per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or the relevant Affiliate over the details and methods of work as an employee of the Corporation or the relevant Affiliate.
1.1.19
“Exchange” means the stock exchange or over-the-counter market on which the Shares are then listed or posted for trading or quoted, as the case may be.
1.1.20
“Governmental Authority” means:
1.1.20.1
any federal, provincial, state, local, municipal, regional, territorial, aboriginal or other government, any governmental or public department, branch or ministry, or any court, domestic or foreign, including any district, agency, commission, board, arbitration panel or authority and any subdivision of any of them exercising or entitled to exercise any administrative, executive, judicial, ministerial, prerogative, legislative, regulatory, or taxing authority or power of any nature; and
1.1.20.2
any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of them, and any subdivision of any of them.
1.1.21
“Grant Date” means, for any Option, the date on which that Option is granted, provided that, with respect to Nonqualified Stock Options, “Grant Date” means the date specified in U.S. Treasury Regulation Section 1.409A-1(b)(5)(vi)(B), and with respect to Incentive Stock Options, “Grant Date” means the date specified in U.S. Treasury Regulation Section 1.421- 1(c).
1.1.22
“Incentive Stock Option” means an incentive stock option as defined in section 422 of the Code.
1.1.23
“Insider” has the meaning ascribed thereto in the Securities Act(Ontario).
1.1.24
“Investor Relations Activities” has the meaning ascribed thereto in NI 45-106.
1.1.25
“Investor Relations Participant” means a Consultant that performs Investor Relations Activities or an Employee or Director whose roles and duties primarily consist of Investor Relations Activities.
1.1.26
“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions or any successor instrument adopted from time to time by the Canadian Securities Administrators, or such other successor and/or additional regulatory rules, instruments or policies from time to time of Canadian provincial securities regulatory authorities which may govern the trades of securities pursuant to this Plan.
1.1.27
“Nonqualified Stock Option” means an Option granted to a U.S. Participant that is not an Incentive Stock Option.
1.1.28
“Option” means an option to purchase Shares granted to an Eligible Person under the terms of this Plan.
1.1.29
“Option Agreement” means the option agreement evidencing an Option issued pursuant to this Plan.
1.1.30
“Option Exercise Price” is defined in Section 4.3.
1.1.31
“Option Expiry Date” is defined in Section 4.4.
1.1.32
“Parent Corporation” means any parent, as defined in Section 424(e) of the Code, of the Corporation.
1.1.33
“Participant” means an Eligible Person to whom an Option has been granted.
1.1.34
“Person” will be broadly interpreted and includes:

1.1.34.1
a natural person, whether acting in his or her own capacity, or in his or her capacity as executor, administrator, estate trustee, trustee or personal or legal representative, and the heirs, executors, administrators, estate trustees, trustees or other personal or legal representatives of a natural person;
1.1.34.2
a corporation or a company of any kind, a partnership of any kind, a sole proprietorship, a trust, a joint venture, an association, an unincorporated association, an unincorporated syndicate, an unincorporated organization or any other association, organization or entity of any kind; and
1.1.34.3
a Governmental Authority.
1.1.35
“Plan” means this amended and restated stock option plan of the Corporation, as the same may be further amended, restated, modified or supplemented from time to time.
1.1.36
“Remittance Amount” is defined in Section 4.9.1.1.
1.1.37
“Retirement” means retirement from active employment or service with the Corporation or an Affiliate:
1.1.37.1
at or after age 65; or
1.1.37.2
with the consent of any officer of the Corporation as may be designated for the purposes of this Plan by the Board, at or after any earlier age and on the completion of any number of years of service as the Board may specify.
1.1.38
“Rule 701” means Rule 701 promulgated under the Securities Act.
1.1.39
“SEC” means the U.S. Securities and Exchange Commission.
1.1.40
“Section 25102(o)” means Section 25102(o) of the California Corporations Code, as may be amended from time to time.
1.1.41
“Securities Act” means the U.S. Securities Act of 1933, as may be amended from time to time.
1.1.42
“Share Compensation Arrangement” means the Plan and any other stock option, stock option plan, share unit plan, employee stock purchase plan, long term incentive plan, share distribution plan, or stock appreciation right involving an issuance of Shares from treasury, or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons.
1.1.43
“Shares” means common shares in the capital of the Corporation or, in the event of an adjustment contemplated by this Plan, such other share to which a Participant may be entitled as a result of such adjustment.
1.1.44
“Termination Date” means the date on which a Participant ceases to be an Eligible Person and, in the case of an Employee, means the date on which the Employee ceases to actively perform services for the Corporation or any Affiliate (excluding any notice period which may extend beyond the date on which active services cease).
1.1.45
“U.S. Participant” means a Participant who is employed primarily in the United States, and is a United States resident or United States citizen for United States federal income tax purposes or is otherwise subject to the applicable provisions of the Code.
1.2
Certain Rules of Interpretation

1.2.1 In this Plan, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders. Every use of the words “including” or “includes” in this Plan is to be construed as meaning “including, without limitation” or “includes, without limitation”, respectively.

1.2.2 The division of this Plan into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan.

1.2.3 References in this Plan to an Article or Section are to be construed as references to an Article or Section of or to this Plan unless otherwise specified.

1.2.4 Unless otherwise specified in this Plan, time periods within which or following which any calculation or payment is to be made, or action is to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day.

Unless otherwise determined by the Board, if an Option would, under the terms of this Plan or the Option Agreement, otherwise expire or terminate on a day which is not a Business Day, the Option will expire or terminate on the next Business Day. Notwithstanding the forgoing, with respect to an Incentive Stock Option, this Section 1.2.4 will not extend any termination or expiry date determined under Section 4.4, 4.10, or 4.14.

1.2.5 Unless otherwise specified, any reference in this Plan to any statute, rule or policy includes all regulations and subordinate legislation made under or in connection with that statute at any time, and is to be construed as a reference to that statute, rule or policy as amended, modified, restated, supplemented, extended, re-enacted, replaced or superseded at any time.

1.3
Governing Law

This Plan and each Option Agreement is governed by, and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

Article 2

ESTABLISHMENT OF PLAN
2.1
Purpose
2.1.1
The Corporation establishes this Plan to govern the grant, administration and exercise of Options which may be granted to bona fide Eligible Persons.
2.1.2
The principal purposes of this Plan are to provide the Corporation with the advantages of the incentive inherent in equity ownership on the part of Eligible Persons who are responsible for the continued success of the Corporation; to create in those Eligible Persons a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; to encourage Eligible Persons to remain with the Corporation and any Subsidiaries; and to attract new Employees, Directors and Consultants.
2.1.3
This Plan is expected to benefit shareholders by enabling the Corporation to attract and retain personnel of the highest calibre by offering them an opportunity to share in any increase in value of the Shares resulting from their efforts.
2.2
Shares Reserved and Plan Limits
2.2.1
The number of Shares that may be reserved for issuance under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 15% of the outstanding Shares on each Grant Date (on a non-diluted basis), provided that the maximum number of Shares reserved under this Plan for issuance upon the exercise of Incentive Stock Options is 10,000,000.
2.2.2
The Corporation will at all times during the term of this Plan reserve and keep available the number of Shares necessary to satisfy the requirements of this Plan.
2.3
Limits on Certain Grants
2.3.1
An Option may only be granted to a Consultant under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under all options granted within the one-year period before the Grant Date by the Corporation to Consultants, does not exceed, in aggregate, 2% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Consultants within the previous one-year period pursuant to the exercise of Options).
2.3.2
An Option may only be granted to an Investor Relations Participant under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under all options granted within the one-year period before the Grant Date by the Corporation to Investor Relations Participants, does not exceed, in aggregate, 2% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Investor Relations Participants within the previous one-year period pursuant to the exercise of Options). Further, Options issued to an Investor Relations Participant under this Plan shall vest in stages over a period of not less than 12 months with not more than 1/4 of the Options vesting in any three (3) month period.
2.3.3
An Option may only be granted to a Person under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under all awards granted within the one-year period before the Grant Date by the Corporation to that Person under all other Share Compensation Arrangements, does not exceed, in aggregate, 5% of the outstanding Shares on the Grant Date

(with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to that Person within the previous one-year period pursuant to the exercise of Options), unless any disinterested shareholder approval required by the Exchange has been obtained.
2.3.4
Unless disinterested shareholder approval is obtained, the number of Shares that may be reserved for issuance to Insiders pursuant to the grant of Options under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 10% of the outstanding Shares (with the outstanding Shares being calculated on a non-diluted basis) at any point in time.
2.3.5
Unless disinterested shareholder approval is obtained, an Option may only be granted to an Insider under this Plan if the number of Shares issued to insiders within the one-year period before the Grant Date by the Corporation to Insiders under all other Share Compensation Arrangements, does not exceed, in aggregate, 10% of the outstanding Shares (on a non-diluted basis, and excluding Shares issued to Insiders within the previous one-year period pursuant to the exercise of Options) on the Grant Date.
2.3.6
For the purposes of calculating the limits in this Section 2.3:
2.3.6.1
the number of Shares reserved for issuance under an option means the number of Shares which were originally reserved for issuance upon the date of grant of the option (except for the purposes of calculating the limit in Section 2.3.4, in which case the number of Shares reserved for issuance means the number of Shares reserved for issuance at the time of the calculation); and
2.3.6.2
any options granted within the relevant time but prior to the grantee becoming a Consultant, Investor Relations Participant or Insider, as applicable (a “Restricted Person”), and any Shares reserved or issued under those grants, will be included in the number of options granted to those Restricted Persons, in the number of Shares reserved for issuance to those Restricted Persons, and in the number of Shares issued to those Restricted Persons, if the grantee becomes a Restricted Person on or before the date the calculation is made.
2.4
Exercised Options

Any number of Shares which have been issued on the exercise of an Option will again be available for grants under this Plan, and will be considered to be part of the pool of Shares available for Options under this Plan.

2.5
Expired or Terminated Options

If and to the extent any Option granted under this Plan expires or is terminated without having been exercised in whole or in part, the number of Shares then subject to that Option will be considered to be part of the pool of Shares available for Options under this Plan.

2.6
Non-Exclusivity

Nothing contained in this Plan will prevent the Board from adopting other or additional incentive compensation arrangements, whether Share Compensation Arrangements or otherwise.

Article 3

ADMINISTRATION OF PLAN
3.1
Administration of the Plan
3.1.1
Subject to the provisions of this Plan, Applicable Laws, and the applicable rules and policies of the Exchange, the Board will have full power and authority to:
3.1.1.1
administer this Plan in accordance with its express terms;
3.1.1.2
determine all questions arising in connection with the administration, interpretation, and application of this Plan;
3.1.1.3
prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; and
3.1.1.4
make all other determinations necessary or advisable for the administration of this Plan.

All determinations made in good faith on the matters referred to in this Section 3.1.1 will be final, conclusive, and binding on the Corporation and the relevant Participant.

3.1.2
Subject to Applicable Laws, and the applicable rules and policies of the Exchange, the Board may, by resolution, at any time:
3.1.2.1
delegate any of its powers, rights and obligations under Section 3.1.1 to any committee of the Board; and
3.1.2.2
amend or rescind the delegation of any of its rights, powers and obligations effected under Section 3.1.2.1.
3.2
Record Keeping

The Corporation will maintain a register in which will be recorded:

3.2.1
with respect to each Option granted to a Participant:
3.2.1.1
the name and address of the Participant;
3.2.1.2
the Grant Date;
3.2.1.3
the number of Shares issuable under the Option as of the Grant Date;
3.2.1.4
the Option Exercise Price;
3.2.1.5
any vesting conditions;
3.2.1.6
the number of Shares issued under the Option (and the dates of issuance); and
3.2.1.7
the Option Expiry Date; and
3.2.2
the aggregate number of Shares subject to Options.
3.3
Adjustments to Options
3.3.1
If any material change in the outstanding Shares occurs by reason of any stock dividend, split, recapitalization, amalgamation, merger, consolidation, combination or exchange of shares or other similar corporate change, the Board may make any proportionate adjustments to this Plan and any outstanding Options that the Board deems equitable and appropriate to reflect that change. Any adjustment under this Section 3.3.1 will be made in the sole discretion of the Board, and will be conclusive and binding for all purposes of this Plan.
3.3.2
No fractional Shares will be issued on the exercise of an Option. If, as a result of any adjustment as provided in this Section 3.3, a Participant would be entitled to a fractional Share, the Participant will have the right to purchase only the number of full Shares that is calculated under that adjustment, and no payment or other adjustment will be made with respect to that fractional Share.
3.4
Termination of the Plan

The Board may terminate this Plan at any time in its absolute discretion (without shareholder approval). If this Plan is terminated, no further Options will be granted but the Options then outstanding will continue in full force and effect in accordance with the provisions of this Plan, until the time they are exercised or terminated or expire under the terms of this Plan and the applicable Option Agreements.

3.5
General

The existence of any Option will not affect, in any way, the right or power of the Corporation to:

3.5.1
make or authorize any recapitalization, reorganization or other change in the Corporation’s capital structure or business;
3.5.2
participate in any amalgamation, combination, merger or consolidation;
3.5.3
create or issue any securities or change the rights and conditions attaching to any of its securities;
3.5.4
effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business; or
3.5.5
effect any other corporate act or proceeding, whether of similar character or otherwise.
3.6
Compliance with Applicable Laws

3.6.1
This Plan, the grant and exercise of Options, the Corporation’s obligation to issue Shares on the exercise of Options, and all other actions taken under this Plan will be subject to Applicable Laws, to the applicable rules and policies of the Exchange and to any approvals by any Governmental Authority which, in the opinion of counsel to the Corporation, are necessary or advisable.
3.6.2
No Option will be granted and no Shares issued under this Plan if that grant or issue would require registration of this Plan or of Shares under the securities laws of any foreign jurisdiction. Any purported grant of any Option or issue of Shares under this Plan in violation of this Section 3.6.2 will be void.
3.6.3
Shares issued to Participants pursuant to the exercise of Options may be subject to limitations on sale or resale under Applicable Laws.
Article 4

TERMS OF OPTIONS
4.1
Grants

4.1.1 Subject to the provisions of this Plan, the Board will have the authority to grant Options to Eligible Persons, and to determine the terms and conditions applicable to the exercise of those Options, including, for each Option:

4.1.1.1
the number of Shares issuable under the Option;
4.1.1.2
the Option Exercise Price;
4.1.1.3
the Option Expiry Date;
4.1.1.4
the vesting conditions, if any;
4.1.1.5
the nature and duration of the restrictions, if any, to be imposed on the sale or other disposition of Shares acquired on the exercise of the Option; and
4.1.1.6
the events, if any, that could give rise to a termination of the Participant’s rights under the Option, and the period in which such a termination can occur.
4.1.2
Each Option must be confirmed by an Option Agreement executed by the Corporation and by the Participant to whom that Option is granted. Subject to specific variations approved by the Board in respect of any Option, those variations not to be inconsistent with the provisions of this Plan, all terms and conditions set out in this Plan will be incorporated by reference into and form part of each Option Agreement.
4.1.3
If an Option is to be granted to an Employee or a Consultant, the Corporation and the Person to whom that Option is proposed to be granted are responsible for ensuring and confirming that the Person is a bona fide Employee or Consultant.
4.2
Multiple Grants

An Eligible Person may be granted Options on more than one occasion under this Plan and be granted separate Options on any one occasion.

4.3
Option Exercise Price

The Board will set the option exercise price (the “Option Exercise Price”) in respect of each Share issuable under an Option granted to a Participant. The Option Exercise Price will not be less than the “fair market value” of a Share on the Grant Date and, if the Shares are listed on an Exchange, will be subject to the minimum Option Exercise Price permitted by the Exchange. For the purposes of this Section 4.3, “fair market value” means:

4.3.1
if the Shares are listed on an Exchange, the five (5) day volume weighted average price of the Shares based on the Grant Date of the Option;
4.3.2
if the Shares are not then listed on an Exchange, but are listed on another stock exchange or market, the last closing price of the Shares on the stock exchange or market before the grant of the Option; or
4.3.3
if Sections 4.3.1 and 4.3.2 do not apply, the fair market value of a Share determined by the Board, taking into account any considerations which it determines to be appropriate at the relevant time.
4.4
Option Expiry Date

The Board will, on the Grant Date, set the option expiry date (the “Option Expiry Date”) of each Option granted to a Participant. The Option Expiry Date set under this Section 4.4 will be no later than ten (10) years after the Grant Date, and will be subject to earlier expiry in accordance with Section 4.10 and Section 4.11, and later expiry in accordance with Section 4.7.

4.5
Vesting of Options
4.5.1
Subject to Section 4.5.3, and unless accelerated by the Board under Section 4.5.2 or Section 4.11 or otherwise specified in the relevant Option Agreement, an Option will vest and become exercisable as to 1/4 of the Shares issuable under the Option on each of the following dates:
4.5.1.1
the first anniversary of the Grant Date;
4.5.1.2
the second anniversary of the Grant Date;
4.5.1.3
the third anniversary of the Grant Date; and
4.5.1.4
the fourth anniversary of the Grant Date.
4.5.2
Subject to Section 4.5.3, the Board may, at any time, accelerate the date on which any Option will vest and become exercisable.
4.5.3
An Option granted to an Investor Relations Participant will vest over a period of not less than 12 months from the Grant Date, and as to no more than 1/4 of the Shares issuable under the Option in any three-month period.
4.6
Exercise of Options
4.6.1
An Option will be exercisable until 5:00 p.m. (Toronto time) on the Option Expiry Date, but only to the extent that it has vested and has not expired or been terminated.
4.6.2
Subject to the provisions of this Plan and the related Option Agreement, an Option may be exercised, in whole or in part, at any time by delivery to the Corporation of a written notice of exercise, substantially in the form to be included with the Option Agreement or in such matter as may be permitted by the Corporation, specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the Option Exercise Price of the Shares to be purchased. Payment of the Option Exercise Price must be made in cash or by check, or in such other manner as may be permitted by the Corporation in its discretion.
4.7
Blackout Periods

No Option may be exercised during a Blackout Period, if the Participant is then restricted from trading in Shares pursuant to any policy of the Corporation or Applicable Laws. If an Option Expiry Date set under Section 4.4 falls on a date within a Blackout Period or within ten (10) Business Days following the expiration of a Blackout Period, the expiry date for that Option will be automatically extended, without any further act or formality, to that date which is the tenth Business Day after the end of the Blackout Period. This Section 4.7 will not extend any termination or expiry date determined under Section 4.4., 4.10, 4.11, or 4.14.

4.8
Amendments, Suspension or Termination of Plan or Options

The Board may amend, suspend or discontinue the Plan or any Option at any time at its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Plan or of any Option may (i) materially and adversely affect any Option previously granted under the Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the Exchange (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Plan or the Corporation is subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

For greater certainty and without limiting the generality of the foregoing, shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the Exchange:

(i) amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii) amendments of a "housekeeping", clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii) changing the terms and conditions governing any Option(s) granted under the Plan, including the vesting terms,

the exercise and payment method;

(iv) determining that any of the provisions of the Plan concerning the effect of the Participant’s death or permanent disability, the termination of the Participant’s employment, term of office or consulting engagement or the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v) amendments to the definition of Eligible Person;

(vi) changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option's originally scheduled expiry date;

(vii) the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Participants or the Corporation under applicable tax laws or otherwise address changes in applicable tax laws;

(viii) amendments relating to the administration of the Plan; and

(ix) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules or policies of any Exchange upon which the Shares trade from time to time.

4.9
Withholding of Tax
4.9.1
The Corporation and any Affiliate may take reasonable steps for the withholding of any taxes or other source deductions that it is required by Applicable Laws or the requirements of any Governmental Authority to remit in connection with this Plan, any Option or any issuance of Shares upon the exercise of an Option, including:
4.9.1.1
deducting and withholding the amount required to be remitted (the “Remittance Amount”) from any cash remuneration or any other amount payable to a Participant, whether or not related to the Plan, the exercise of any Options or the issue of any Shares;
4.9.1.2
permitting the Participant to make a cash payment to the Corporation equal to the Remittance Amount; or
4.9.1.3
selling, or causing a broker engaged by the Corporation to sell, on behalf of any Participant, that number of Shares issued to the Participant pursuant to an exercise of Options, such that the amount received by the Corporation or Affiliate from the proceeds of the sale will be sufficient to satisfy the obligation to remit the Remittance Amount (and to fund any commissions payable to the broker and other costs and expenses of the transaction).
4.9.2
Any Shares of a Participant that are sold by the Corporation, or by a broker engaged by the Corporation, to fund a Remittance Amount will be sold as soon as practicable, and, if applicable, in transactions effected on the exchange on which the Shares are then listed for trading. In effecting the sale of any Shares, the Corporation or the broker will exercise its sole judgment as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price. Neither the Corporation nor the broker will be liable for any loss arising out of any sale of Shares, including any loss relating to the manner or timing of any sale, the prices at which the Shares are sold, or otherwise. In addition, neither the Corporation nor the broker will be liable for any loss arising from a delay in transferring any Shares to a Participant. The sale price of Shares sold on behalf of Participants will fluctuate with the market price of the Shares and no assurance can be given that any particular price will be received upon any sale.
4.10
Termination of Employment or Service
4.10.1
Unless otherwise determined by the Board under Section 4.11 or otherwise specified in the relevant Option Agreement, if a Participant ceases to be an Eligible Person:
4.10.1.1
any unvested portion of any Option held by that Participant will immediately expire as of the Termination Date; and
4.10.1.2
any vested portion of any Option held by that Participant will expire on the earlier of the Option Expiry Date set by the Board under Section 4.4 (without including any extended expiry terms determined under Section 4.7) and:

a)
in the case of termination of employment by the Corporation or an Affiliate without Cause, or the failure of a Director standing for election to be re-elected, or the failure by the Corporation or an Affiliate to renew a contract for services at the end of its term, the date which is 90 days (or, in the case of an Incentive Stock Option, three (3) months) after the Termination Date;
b)
in the case of voluntary resignation of employment from the Corporation or an Affiliate, the date which is 90 days (or, in the case of an Incentive Stock Option, three (3) months) after the Termination Date;
c)
in the case of the death of the Participant, the date which is one year after the death;
d)
in the case of the Disability or Retirement of the Participant, the date which is 180 days (or, in the case of an Incentive Stock Option, except as set forth in Section 4.14.6, three (3) months) after the Termination Date; and
e)
in all other cases, the Termination Date,

(the date determined under Sections 4.10.1.2.1 to 4.10.1.2.4, the “Early Expiry Date”).

4.10.2
Unless otherwise determined by the Board, Options will not be affected by any change of employment or provision of services within or among the Corporation or any Subsidiaries, so long as the Participant continues to be an Eligible Person.
4.10.3
The Early Expiry Date will be determined based on the first of the events described in Sections 4.10.1.2.1 to 4.10.1.2.5 to occur.
4.10.4
Options granted under this Plan are not part of a Participant’s regular employment or consulting compensation, and no value will be attributed to any Options as part of calculating any Participant’s damages for wrongful dismissal, or any amount due to a Participant with respect to reasonable notice, notice of termination, severance or termination pay, or compensation in lieu of notice.
4.10.5
Notwithstanding Section 4.10.1.1 and subject to the terms of a Participant’s written employment or consulting agreement with the Corporation or an Affiliate, in the event a Participant’s employment is terminated by the Corporation, or a Subsidiary, as applicable, without Cause, the Participant dies or experiences a Disability prior to the anniversary of a vesting period:
4.10.5.1
the number of Options determined by the formula A x B/C, where:

A: equals the total number of Options relating to such vesting period that have not previously vested in respect of such vesting period,

B: equals the total number of days between the first day of such vesting period relating to such Grant and the Participant’s Termination Date, and

C: equals total number of days in the vesting period relating to such vesting period,

shall become vested Options on the Participant’s Termination Date.

4.11
Change of Control

4.11.1 Despite any other provision of this Plan or any Option Agreement, in the event of an actual or potential Change of Control Transaction, the Board has the right, in its sole discretion and on the terms it sees fit, without any action or consent required on the part of any Participant, to deal with any Options (or any portion of any Options) in the manner it deems equitable and appropriate in the circumstances, including the right to:

4.11.1.1
determine that any Options (or any portion of any Options) will remain in full force and effect in accordance with their terms after the Change of Control Transaction;
4.11.1.2
cause any Options (or any portion of any Options) to be converted or exchanged for options to acquire shares of another entity involved in the Change of Control Transaction, having substantially the same terms and conditions as the Options, except as the board may determine;
4.11.1.3
accelerate the vesting of any unvested Options;

4.11.1.4
provide Participants with the right to surrender any Options (or any portion of any Options) for an amount per underlying Share equal to the positive difference, if any, between the fair market value of the Share on the date of surrender and the Option Exercise Price; and
4.11.1.5
accelerate the date by which any Options (or any portion of any Options) must be exercised.
4.11.2
The Corporation will use its best efforts to give the affected Participants written notice of any determination made by the Board under Section 4.11.1 at least 14 days before the effective date of the Change of Control Transaction.
4.12
Transferability
4.12.1
Subject to Section 4.12.2, the Options and all benefits and rights accruing to a Participant in accordance with the terms and conditions of this Plan are not directly or indirectly transferable and cannot be assigned, charged, pledged or hypothecated, or otherwise alienated, by a Participant, whether voluntarily, involuntarily, by operation of law or otherwise.
4.12.2
On a Participant’s death, vested Options, benefits and rights may pass by the Participant’s will or the laws of descent and distribution to the legal representative of the Participant’s estate or any other Person who acquires the Participant’s vested Options by bequest or inheritance. No transfer of a vested Option by will or by the laws of descent and distribution will be effective to bind the Corporation until the Corporation has been furnished with any evidence that the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of this Plan and the relevant Option Agreement.
4.13
Options for U.S. Participants
4.13.1
In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the limitations and requirements of this Section 4.13, as well as those contained in Section 4.15, will apply to Options granted to a Participant who is a U.S. Participant on the Grant Date.
4.13.2
The Option Agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option. If no such specification is made, then the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied with respect to such grant, or (b) in all other cases, a Nonqualified Stock Option.
4.13.3
The Option Exercise Price will not be less than 100% of the fair market value of a Share on the Grant Date of the applicable Option. If the Shares are not readily tradeable on an established securities market on the Grant Date, then fair market value will be determined by the Board by the reasonable application of a reasonable valuation method, as contemplated under Section 409A of the Code, taking into consideration factors relevant to such valuation in accordance with regulations under Section 409A of the Code and other applicable guidance.
4.13.4
Any adjustment to an outstanding Option granted to a U.S. Participant (including, but not limited to, any adjustment contemplated under Sections 3.3.1 and 4.11.1.2 with respect to the Option Exercise Price and number of Shares subject to an Option, or with respect to the Option Expiry Date) will be made so as to comply with, and not create any adverse consequences under, Section 409A of the Code.
4.13.5
An Option granted to a U.S. Participant may not be granted with any right to payments equivalent in amount to dividends paid to the Corporation’s shareholders with respect to the Shares.
4.13.6
A U.S. Participant may only be granted an Option to the extent that the Shares underlying the Option qualify as “service recipient stock” (as defined under Section 409A of the Code) with respect to such U.S. Participant.
4.13.7
Notwithstanding any other provisions of this Plan or any Option Agreement to the contrary, each Option granted to a U.S. Participant shall be designed, granted, and administered in such a manner that the Option will be exempt from the application of the requirements of Section 409A of the Code. The exercisability of an Option granted to a U.S. Participant shall not be extended to the extent that such extension would subject the U.S. Participant to additional taxes under Section 409A of the Code.
4.14
Additional Rules for Incentive Stock Options to U.S. Participants
4.14.1
In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the limitations and requirements of this Section 4.14 will apply to an Incentive Stock Option.

4.14.2
An Incentive Stock Option may be granted only to an employee (including a director or officer who is also an employee) of the Corporation or any Affiliate. For purposes of Section 4.14, the term “employee” shall mean a person who is an employee for purposes of Section 422 of the Code.
4.14.3
To the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Corporation and of any Parent Corporation or Affiliate Corporation) exceeds US$100,000 or any limitation subsequently set forth in Section 422(d) of the Code, such excess shall be considered to be Nonqualified Stock Options. For this purpose, the “fair market value” of the Shares subject to Options shall be determined as of the Grant Date of the Options. In reducing the number of Options treated as Incentive Stock Options to meet the US$100,000 limit, the most recently granted Options shall be reduced first. To the extent that a reduction of simultaneously granted Options is necessary to meet the US$100,000 limit, the Board may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.
4.14.4
The Option Exercise Price upon exercise of an Incentive Stock Option will not be less than 100% of the fair market value of a Share on the Grant Date of such Incentive Stock Option, provided that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the Option Exercise Price upon exercise of such Incentive Stock Option will be not less than 110% of the fair market value of a Share on the Grant Date of such Incentive Stock Option.
4.14.5
Notwithstanding Section 4.4 of this Plan, in the case of an Incentive Stock Option granted to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five (5) years after the Grant Date of such Incentive Stock Option.
4.14.6
Notwithstanding the provisions of Section 4.10.1 of this Plan, if a U.S. Participant’s employment with the Corporation or any Affiliate terminates by reason of a permanent and total disability (as defined below), any Incentive Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, for a period of no more than one hundred eighty (180) days after the Termination Date or until the Option Expiry Date, whichever period is the shorter. For purposes of this paragraph, the term “permanent and total disability” has the meaning assigned to that term in Section 22(e)(3) of the Code.
4.14.7
An Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant’s lifetime only by such U.S. Participant.
4.14.8
An Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned or pledged by such U.S. Participant, except by will or by the laws of descent and distribution.
4.14.9
No Incentive Stock Option may be granted under this Plan on or after the date that is ten (10) years from the earlier of the date that this Plan, as amended, is adopted by the Board or the date that this Plan, as amended, is approved by the shareholders of the Corporation.
4.14.10
If any U.S. Participant shall make any disposition of Shares issued to such U.S. Participant pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such U.S. Participant shall notify the Corporation of such disposition within ten (10) days thereof.
4.15
Additional Securities Law Requirements for U.S. Participants
4.15.1
This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 or, to the extent applicable, Section 25102(o); however, grants may be made to U.S. Participants pursuant to this Plan which do not specifically qualify for exemption from registration under Rule 701 or, to the extent applicable, Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) will not apply with respect to a particular Option grant to which Section 25102(o) will not apply in light of the particular U.S. Participant.
4.15.2
Any provision of this Plan that is inconsistent with Rule 701 (or, to the extent applicable, Section 25102(o)) shall, without further act or amendment by the Corporation, be reformed to comply with the requirements of Rule 701 (and, to the extent applicable, Section 25102(o)). Any Option granted to any U.S. Participant hereunder will not be effective unless such grant is made in compliance in all respects with Applicable Laws, including all applicable federal, state and foreign securities laws, rules and regulations of any Governmental Authority, as well as the requirements of any U.S. or foreign stock exchange or automated quotation system upon which the Corporation’s securities may then be listed or quoted, as they are in effect on the date of the Option grant and also on the date of exercise or other issuance. The Corporation shall be under no obligation to register or qualify the Shares underlying the Option with the SEC, any state or foreign securities commission or any stock exchange to effect such compliance, and the Corporation will have no liability for any inability or failure so do.
4.15.3
Notwithstanding any other provision in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver any securities under this Plan to any U.S. Participant prior to (i) obtaining any approvals from any governmental agency that the Corporation determines in its discretion are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such securities under any federal, state or foreign law or ruling of any Governmental Authority that the Corporation determines in its discretion to be necessary or advisable.
4.15.4
For the avoidance of doubt, a Consultant shall only be eligible to receive an Option grant in reliance on Rule 701 to the extent that such Consultant is a natural person as described under Section 1.1.7.5.
Article 5

MISCELLANEOUS PROVISIONS
5.1
No Rights as Shareholder

The holder of an Option will not have any rights as a shareholder of the Corporation with respect to any of the Shares issuable on exercise of that Option until that holder has exercised that Option in accordance with the terms of this Plan and has been issued the Shares.

5.2
No Employment Rights

Nothing in this Plan or any Option will confer on a Participant any right to continue in the employment or service of the Corporation or any Affiliate or affect in any way the right of the Corporation or any Affiliate to terminate the Participant’s employment or service at any time; nor will anything in this Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Affiliate to extend the employment or service of any Participant beyond the date on which the Participant’s relationship with the Corporation or any Affiliate would otherwise be terminated due to Retirement or pursuant to the provisions of any employment, consulting or other contract for services with the Corporation or any Affiliate.

5.3
No Undertaking or Representation

The Participants, by participating in this Plan, will be deemed to have accepted all risks associated with acquiring Shares pursuant to this Plan. Each Participant acknowledges that the Shares are subject to, and may be required to be held indefinitely under, applicable securities laws. The Corporation and the Subsidiaries make no undertaking, representation, warranty or guarantee as to the future value or price, or as to the listing on any stock exchange or other market, of any Shares issued under this Plan, and will not be liable to any Participant for any loss resulting from that Participant’s participation in this Plan or as a result of the amendment, suspension or termination of this Plan or any Option in accordance with its terms.

5.4
Hold Period

The Options issued under this Plan, and the Shares issuable upon exercise of the Options, may, in certain circumstances be subject to a 4 month hold period, or other resale restriction, commencing on the Grant Date of the Option in accordance with the polices of the Exchange and/or applicable securities laws.

5.5
Notices

All written notices to be given by a Participant to the Corporation will be delivered personally or by registered mail, postage prepaid, addressed as follows:

330-357 South Gulph Road
King of Prussia, Pennsylvania 19406
Attn: Chief Executive Officer

Any notice given by a Participant pursuant to the terms of an Option will not be effective until actually received by the Corporation at the above address.

5.6
Further Assurances

Each Participant will, when requested to do so by the Corporation, sign and deliver all documents relating to the granting or exercise of Options deemed necessary or desirable by the Corporation. Each Participant will provide the Corporation with all information (including personal information) which is necessary for the administration of this Plan, and each Participant consents to the collection, use and disclosure of information by the Corporation necessary for the administration of this Plan.

5.7
Submission to Jurisdiction

The Corporation and each Participant irrevocably and unconditionally submits and attorns to the exclusive jurisdiction of the courts of the Province of Ontario to determine all issues, whether at law or in equity, arising from this Plan and each Option Agreement. To the extent permitted by Applicable Laws, the Corporation and each Participant:

5.7.1
irrevocably waives any objection, including any claim of inconvenient forum, that it may now or in the future have to the venue of any legal proceeding arising out of or relating to this Plan or any Option Agreement in the courts of that Province, or that the subject matter of this Plan or any Option Agreement may not be enforced in those courts;
5.7.2
irrevocably agrees not to seek, and waives any right to, judicial review by any court which may be called on to enforce the judgment of the courts referred to in this Section 5.7, of the substantive merits of any suit, action or proceeding; and
5.7.3
to the extent the Corporation or any Participant has or may acquire any immunity from the jurisdiction of any court or from any legal process, whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise, with respect to itself or its property, that Person irrevocably waives that immunity in respect of its obligations under this Plan and any Option Agreement.

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SCHEDULE 1
CALIFORNIA SUPPLEMENT

The Board has adopted this California Supplement for purposes of satisfying the requirements of Section 25102(o). All capitalized terms used but not defined in this California Supplement shall have the meanings ascribed to them in the TerrAscend Corp. Stock Option Plan, as the same may be amended or varied from time to time (the “Plan”).

Notwithstanding anything to the contrary contained in the Plan, and except as otherwise determined by the Corporation, the provisions set forth in this California Supplement shall apply to any Options granted under the Plan to a U.S. Participant who is a resident of the State of California on the date of the Grant (each, a “California Optionholder”) and which are intended to be exempt from registration in California pursuant to Section 25102(o).

All California Optionholders will be subject to the following additional limitations, terms and conditions:

1. Minimum Exercise Period Following Termination

Unless a California Optionholder’s employment is terminated for cause (as defined by applicable law or the terms of any contract of employment between the Corporation and such California Optionholder), in the event of any other termination of employment of such California Optionholder, such California Optionholder shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, until the earlier of: (i) at least six (6) months from the date of termination, if termination was caused by such California Optionholder’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), (ii) at least thirty (30) days from the date of termination, if termination was caused other than by such California Optionholder’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), and (iii) the Option Expiry Date.

2. Additional Limitations on Timing of Awards

No Option granted to a California Optionholder shall become exercisable, vested or realizable unless the Plan has been approved by the holders of a majority of the Corporation’s outstanding voting securities (i) within twelve (12) months before or after the date the Plan was adopted by the Board or (ii) prior to or within twelve (12) months following the granting of any Option to a California Optionholder.

3. Additional Limitations on Options; Adjustments

No Option granted to a California Optionholder will be granted for a term in excess of ten (10) years. The terms of all Options granted to a California Optionholder shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Code of Regulations. The Corporation will make such adjustments to an Option held by a California Optionholder as may be required by Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

4. Additional Requirement to Provide Information to California Optionholders

To the extent required by Section 260.140.46 of the California Code of Regulations (or any successor provision thereto), the Corporation shall provide to each California Optionholder and to each California Optionholder who acquires Shares pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Corporation shall not be required to provide such statements to key persons whose duties in connection with the Corporation assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701, as determined by the Board; provided that, for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

SCHEDULE “C”
RSU PLAN

TERRASCEND CORP.

AMENDED AND RESTATED SHARE UNIT PLAN

(Adopted by the Board as of November 19, 2019, as amended and restated on April 19, 2023, June 22, 2023, and June 26, 2023)

1.
PREAMBLE AND DEFINITIONS
1.1
Title

The Plan described in this document shall be called the “TerrAscend Corp. Share Unit Plan”.

1.2
Purpose of the Plan

The purposes of the Plan are:

(a)
to promote a further alignment of interests between individuals rendering services as a Director, officer, employee or Consultant to the Corporation or an Affiliate and the shareholders of the Corporation;
(b)
to associate a portion of such Participants’ compensation with the returns achieved by shareholders of the Corporation; and
(c)
to attract and retain such Participants with the knowledge, experience and expertise required by the Corporation.
1.3
Definitions
1.3.1
“Act” means the Securities Act (Ontario), as such legislation may be amended, supplemented or replaced from time to time.
1.3.2
“Affiliate” means (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Corporation; or (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SAR that are granted to a service provider of an Affiliate constitutes "service recipient stock" for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code, provided that in respect of any Option granted to a Canadian Grantee, an Affiliate shall only include a corporation that deals at non-arm's length, within the meaning of the ITA, with the Company, and further provided that, in respect of any Deferred Share Unit granted to a Canadian Grantee, an Affiliate shall only include a corporation that is related to the Corporation, within the meaning of the ITA.
1.3.3
“Applicable Law” means at any time, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, by-laws, permits, authorizations and orders of any Governmental Authority having authority over that Person, property, transaction or event, but in respect of the foregoing, excluding from the definition of “Applicable Law” for purposes of this Plan any U.S. federal laws related to cannabis.
1.3.4
“Beneficiary” means, subject to Applicable Law, an individual who has been designated by a Participant, in such form and manner as the Board may determine, to receive benefits payable under the Plan upon the death of the Participant, or, where no such designation is validly in effect at the time of death, the Participant’s legal representative.
1.3.5
“Blackout Period” means the period during which designated Persons cannot trade Shares pursuant to the Corporation’s policy, if any, respecting restrictions on trading which is in effect at that time
1.3.6
“Board” means the board of directors of the Corporation.
1.3.7
“California Supplement” means the California Supplement attached hereto as Schedule 1.

1.3.8
“Cause” in respect of a Participant means “just cause” “or “cause” for Termination by the Corporation or an Affiliate as determined under Applicable Law; provided that, for a U.S. Participant who is employed in the United States, “Cause” means any of the following: (a) Participant materially breaches any fiduciary duty owed to the Corporation or an Affiliate, including the duty of loyalty; (b) Participant fails to comply with any valid and legal directive of the Corporation that is material and is consistent with Participant’s obligations under the Participant’s employment agreement, which has not been complied with within ten (10) calendar days of written notice to Participant of such noncompliance; (c) Participant is convicted of or pleads guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude or that results in material, reputational, or financial harm to the Corporation, its agents representatives, or its affiliates; (d) Participant engages in any act or omission that constitutes a material breach by Participant of any of Participant’s duties, responsibilities, and obligations under the Participant’s employment agreement, or any material written policy (as they may be in effect from time to time during Participant’s employment) of the Corporation or any Affiliate, assuming such obligations are lawful, which has not been cured within ten (10) calendar days of written notice to the Participant; (e) Participant commits an act which negatively impacts the Corporation or its employees including, but not limited to, engaging in competition with the Corporation, disclosing confidential information or engaging in sexual harassment or discrimination in violation of policies of the Corporation; or (f) Participant engages in the unauthorized disclosure of confidential information of the Corporation. For purposes of this definition of “Cause,” an act or failure to act shall not be deemed willful or intentional unless Participant acted (or failed to act) in bad faith or without a reasonable belief that Participant’s action or omission was in the best interest of the Corporation. For avoidance of doubt, Participant’s failure to meet performance goals or objectives, by itself, shall not constitute Cause.
1.3.9
“Change of Control” means:
(a)
the acquisition of a sufficient number of voting securities in the capital of the Corporation so that the acquiror, together with Persons acting jointly or in concert with the acquiror, becomes entitled, directly or indirectly, to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation (provided that, prior to the acquisition, the acquiror was not entitled to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation);
(b)
the completion of a consolidation, merger, arrangement or amalgamation of the Corporation with or into any other entity whereby the voting securityholders of the Corporation immediately prior to the consolidation, merger, arrangement or amalgamation receive less than 50% of the voting rights attaching to the outstanding voting securities of the consolidated, merged, arranged or amalgamated entity; or
(c)
the completion of a sale whereby all or substantially all of the Corporation’s undertakings and assets become the property of any other entity and the voting securityholders of the Corporation immediately prior to the sale hold less than 50% of the voting rights attaching to the outstanding voting securities of that other entity immediately following that sale. Notwithstanding the foregoing, to the extent that a Share Unit granted to a U.S. Participant is subject to the requirements for Section 409A and the occurrence of a Change of Control (as defined above) is a settlement event for such Share Unit, then such Change of Control shall not be a “Change of Control” for purposes of such Share Unit unless such Change of Control also constitutes a “change in control event” as defined in U.S. Treasury Regulation Section 1.409A-3(i)(5)(i).
1.3.10
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
1.3.11
“Consultant” means a Person, or an individual employed by a Person, other than an Employee or a Director, that:
(a)
is engaged to provide on an ongoing bona fide basis consulting, technical, management or other services to the Corporation or to an Affiliate, other than services provided in relation to a distribution of securities;
(b)
provides the services under a written contract with the Corporation or an Affiliate;
(c)
in the reasonable opinion of the Board, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate;

(d)
has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation; and
(e)
in the case of a U.S. Participant, (A) is a natural person whom renders bona fide services to the Corporation or any Affiliate, and such services are not in connection with the offer and sale of securities in any capital-raising transaction and (B) does not directly or indirectly promote or maintain a market for the Corporation’s or any Affiliate’s securities.
1.3.12
“Corporation” means TerrAscend Corp. and includes any successor corporation thereof.
1.3.13
“Director” means a director of the Corporation or any Affiliate.
1.3.14
“Disability” means either:
(a)
subject to (b) below, a physical or mental incapacity or disability that prevents the Eligible Person from performing the essential duties of the Eligible Person’s employment or service with the Corporation or any Affiliate, and which cannot be accommodated under applicable human rights laws without imposing undue hardship on the Corporation or the Affiliate employing or engaging the Eligible Person, as determined by the Board for the purposes of this Plan; or
(b)
where a Participant has a written employment or consulting agreement with the Corporation or an Affiliate, “Disability” as defined in such written agreement if applicable.

Notwithstanding the foregoing, to the extent that a Share Unit granted to a U.S. Participant is subject to the requirements for Section 409A and the occurrence of a Disability (as defined above) is a settlement event for such Share Unit, then such Disability shall not be a “Disability” for purposes of such Share Unit unless such Disability also constitutes a “disability” as defined in U.S. Treasury Regulation Section 1.409A-3(i)(4).

1.3.15
“Disability Date” means, in relation to a Participant, that date determined by the Board to be the date on which the Participant experienced a Disability.
1.3.16
“Eligible Person” means an individual Employed by the Corporation or any Affiliate who, by the nature of his/her position or duties are, in the opinion of the Board, in a position to contribute to the success of the Corporation.
1.3.17
“Employed” means, with respect to a Participant, that:
(a)
he/she is rendering services as a Director, officer, employee or Consultant to the Corporation or an Affiliate; or
(b)
he/she is not actively rendering services to the Corporation or an Affiliate due to an approved leave of absence, maternity or parental leave or leave on account of Disability and “Employment’ has the corresponding meaning.
1.3.18
“Exchange” means the stock exchange or over-the-counter market on which the Shares are then listed or posted for trading or quoted, as the case may be.
1.3.19
“Governmental Authority” means:
(a)
any federal, provincial, state, local, municipal, regional, territorial, aboriginal or other government, any governmental or public department, branch or ministry, or any court, domestic or foreign, including any district, agency, commission, board, arbitration panel or authority and any subdivision of any of them exercising or entitled to exercise any administrative, executive, judicial, ministerial, prerogative, legislative, regulatory, or taxing authority or power of any nature; and
(b)
any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of them, and any subdivision of any of them
1.3.20
“Grant” means a grant of Share Units made pursuant to Section 3.1.
1.3.21
“Grant Agreement” means an agreement between the Corporation and a Participant under which a Grant is made, as contemplated by Section 3.1, together with such schedules, amendments, deletions or changes thereto as are permitted under the Plan.
1.3.22
“Grant Date” means the effective date of a Grant.

1.3.23
“Grant Value” means a dollar amount allocated to an Eligible Person in respect of a Grant as contemplated by Section 3.
1.3.24
“Insider” has the meaning ascribed thereto in the Securities Act (Ontario).
1.3.25
“Market Value” means, with respect to a date, (i) if the Shares are listed on the Exchange, the last closing price of the Shares on the Exchange before such date; (ii) if the Shares are not then listed on the Exchange, but are listed on another stock exchange or market, the last closing price of the Shares on the stock exchange or market before such date; or (iii) if neither clause (i) nor (ii) applies, the fair market value of a Share determined by the Board, taking into account any considerations which it determines to be appropriate at the relevant time.
1.3.26
“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions or any successor instrument adopted from time to time by the Canadian Securities Administrators, or such other successor and/or additional regulatory rules, instruments or policies from time to time of Canadian provincial securities regulatory authorities which may govern the trades of securities pursuant to this Plan.
1.3.27
“Participant” has the meaning set forth in Section 3.2.1.
1.3.28
“Performance Period” means, with respect to PSUs, the period specified by the Board for achievement of any applicable Performance Conditions as a condition to Vesting.
1.3.29
“Performance Conditions” means such financial, personal, operational or transaction-based performance criteria as may be determined by the Board in respect of a Grant to any Participant or Participants and set out in a Grant Agreement. Performance Conditions may apply to the Corporation, an Affiliate, the Corporation and Subsidiaries as a whole, a business unit of the Corporation or group comprised of the Corporation and some Subsidiaries or a group of Subsidiaries, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group, or otherwise, and may result in the percentage of Vested PSUs in a Grant exceeding 100% of the PSUs initially determined in respect of such Grant pursuant to Section 3.2.3.
1.3.30
“Person” will be broadly interpreted and includes:
(a)
a natural person, whether acting in his or her own capacity, or in his or her capacity as executor, administrator, estate trustee, trustee or personal or legal representative, and the heirs, executors, administrators, estate trustees, trustees or other personal or legal representatives of a natural person;
(b)
a corporation or a company of any kind, a partnership of any kind, a sole proprietorship, a trust, a joint venture, an association, an unincorporated association, an unincorporated syndicate, an unincorporated organization or any other association, organization or entity of any kind; and
(c)
a Governmental Authority.
1.3.31
“Plan” means this amended and restated share unit plan of the Corporation, including any schedules or appendices hereto, as the same may be further amended, restated, modified or supplemented from time to time.
1.3.32
“PSU” means a right, granted to a Participant in accordance with Section 3, to, subject to Section 6, receive a Share, that generally becomes Vested, if at all, subject to the attainment of certain Performance Conditions and satisfaction of such other conditions to Vesting, if any, as may be determined by the Board.
1.3.33
“RSU” means a right granted to a Participant in accordance with Section 3, to, subject to Section 6, receive a Share, that generally becomes Vested, if at all, following a period of continuous Employment of the Participant with the Corporation or an Affiliate.
1.3.34
“Rule 701” means Rule 701 promulgated under the Securities Act.
1.3.35
“SEC” means the U.S. Securities and Exchange Commission.
1.3.36
“Section 25102(o)” means Section 25102(o) of the California Corporations Code, as may be amended from time to time.
1.3.37
“Section 409A” means Section 409A of the Code and any applicable, similar state or local tax law, rule, or requirement governing nonqualified deferred compensation arrangements.
1.3.38
“Securities Act” means the U.S. Securities Act of 1933, as may be amended from time to time.

1.3.39
“Share” means a common share of the Corporation or, in the event of an adjustment contemplated by Section 5.3 hereof, such other Share to which a Participant may be entitled as a result of such adjustment.
1.3.40
“Share Compensation Arrangement” means the Plan, and any stock option, stock option plan, share unit plan, employee stock purchase plan, long term incentive plan, share distribution plan, or stock appreciation right involving an issuance of Shares from treasury, or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons.
1.3.41
“Share Unit” means either an RSU or a PSU, as the context requires.
1.3.42
“Share Unit Account” has the meaning set out in Section 5.1.
1.3.43
“Termination” means (i) the termination of a Participant’s active Employment with the Corporation or an Affiliate (other than in connection with the Participant’s transfer to Employment with the Corporation or another Affiliate), which shall occur on the earlier of the date on which the Participant ceases to render services to the Corporation or Affiliate, as applicable, and the date on which the Corporation or an Affiliate, as applicable, delivers notice of the termination of the Participant’s employment to him/her, whether such termination is lawful or otherwise, without giving effect to any period of notice or compensation in lieu of notice (except to the extent specifically required by applicable employment standards legislation), but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability shall not be considered to be a “Termination”, and (ii) in the case of a Participant who does not return to active Employment with the Corporation or an Affiliate immediately following a period of absence due to vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability, such cessation shall be deemed to occur on the last day of such period of absence, and “Terminated” and “Terminates” shall be construed accordingly. Notwithstanding the foregoing, to the extent that a Share Unit granted to a U.S. Participant is subject to the requirements for Section 409A and the occurrence of a Termination (as defined above) is a settlement event for such Share Unit, then such Termination shall not be a “Termination” for purposes of such Share Unit unless such Termination constitutes a “separation from service” as defined in U.S. Treasury Regulation Section 1.409A-1(h).
1.3.44
“Time Vesting” means any conditions relating to continued service with the Corporation or an Affiliate for a period of time in respect of the Vesting of Share Units determined by the Board.
1.3.45
“U.S. Participant” means a Participant who is employed primarily in the United States, or is a United States resident or United States citizen for United States federal income tax purposes, or is otherwise subject to the applicable provisions of the Code.
1.3.46
“Valuation Date” means the date as of which the Market Value is determined for purposes of calculating the number of Share Units included in a Grant, which unless otherwise determined by the Board shall be the Grant Date of such Grant.
1.3.47
“Vested” means the applicable Time Vesting, Performance Conditions and/or any other conditions for payment or other settlement in relation to a whole number, or a percentage (which may be more or less than 100%) of the number, of PSUs or RSUs determined by the Board in connection with a Grant of PSUs or Grant of RSUs, as the case may be, (i) have been met; (ii) have been waived or deemed to be met pursuant to Section 6.5; (iii) or are otherwise waived pursuant to Section 3.3, and “Vesting” and “Vest” shall be construed accordingly.
1.3.48
“Vesting Date” means the date on which the applicable Time-Vesting, Performance Conditions and/or any other conditions for a Share Unit becoming Vested are met, deemed to have been met or waived as contemplated in Section 1.3.47.
1.3.49
“Vesting Period” means, with respect to a Grant, the period specified by the Board, commencing on the Grant Date and ending on the last Vesting Date for Share Units subject to such Grant, which, unless otherwise determined by the Board, shall not be later than the end of the third year following the year in which the Participant performed the services to which the Grant relates.
2.
CONSTRUCTION AND INTERPRETATION
2.1
Certain Rules of Interpretation

2.1.1
In this Plan, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders. Every use of the words “including” or “includes” in this Plan is to be construed as meaning “including, without limitation” or “includes, without limitation”, respectively.
2.1.2
The division of this Plan into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan.
2.1.3
Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained. A reference to a section or schedule shall, except where expressly stated otherwise, mean a section or schedule of the Plan, as applicable.
2.1.4
Unless otherwise specified in this Plan, time periods within which or following which any calculation or payment is to be made, or action is to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day. Unless otherwise determined by the Board, if a Share Unit would, under the terms of this Plan or the Share Unit Agreement, otherwise expire or terminate on a day which is not a Business Day, the Share Unit will expire or terminate on the next Business Day.
2.1.5
Governing Law. The Plan shall be governed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The courts of the Province of Ontario shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Plan including any actions, proceedings or claims in any way pertaining to the Plan
2.1.6
Severability. If any provision or part of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.
3.
SHARE UNIT GRANTS AND VESTING PERIODS
3.1
Plan Administration and Grants of Share Units.

The Plan shall be administered by the Board. The Board shall have the authority in its sole and absolute discretion to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan subject to and not inconsistent with the express provisions of this Plan, including, without limitation, the authority:

(a)
to make Grants;
(b)
to determine the Grant Date for Grants;
(c)
to determine the Eligible Persons to whom, and the time or times at which Grants shall be made and shall become issuable;
(d)
to approve or authorize the applicable form and terms of the related Grant Agreements and any other forms to be used in connection with the Plan;
(e)
to determine the terms and conditions of Grants granted to any Participant, including, without limitation, (A) the type of Share Unit, (B) the number of RSUs or PSUs subject to a Grant, (C) when applicable, the Grant Value and the Valuation Date (if not the Grant Date) for a Grant; (D) the Vesting Period(s) applicable to a Grant, (E) the conditions to the Vesting of any Share Units granted hereunder, including terms relating to Performance Conditions, Time Vesting and/or other Vesting conditions, any multiplier that may apply to Share Units subject to a Grant in connection with the achievement of Vesting conditions, the Performance Period for PSUs and the conditions, if any, upon which Vesting of any Share Unit will be waived or accelerated without any further action by the Board (including, without limitation, the effect of a Change of Control and a Participant’s Termination in connection therewith), (F) the circumstances upon which a Share Unit shall be forfeited, cancelled or expire, (G) the consequences of a Termination with respect to a Share Unit, (H) the manner and time of exercise or settlement of Vested Share Units, and (I) whether and the terms upon which any Shares delivered upon exercise or settlement of a Share Unit must continue to be held by a Participant for any specified period;
(f)
to determine whether and the extent to which any Performance Conditions or other criteria applicable to the Vesting of a Share Unit have been satisfied or shall be waived or modified;
(g)
to amend the terms of any outstanding Grant under the Plan or Grant Agreement provided, however, that no such amendment, suspension or termination shall be made at any time to the extent such action would materially adversely affect the existing rights of a Participant with respect to any then outstanding Share Unit without his/her consent in writing and provided further, however, that, notwithstanding the foregoing clause of this Section 3.1(g), the Board may amend the terms of a Share Unit or Grant Agreement without the consent of the Participant for purposes of complying with Applicable Law whether or not such amendment could adversely affect the rights of the Participant;
(h)
to determine whether, and the extent to which, adjustments shall be made pursuant to Section 5.3 and the terms of any such adjustments;
(i)
to interpret the Plan and Grant Agreements;
(j)
to prescribe, amend and rescind such rules and regulations and make all determinations necessary or desirable for the administration and interpretation of the Plan and Grant Agreements;
(k)
to determine the terms and provisions of Grant Agreements (which need not be identical) entered into in connection with Grants; and
(l)
to make all other determinations deemed necessary or advisable for the administration of the Plan.
3.2
Eligibility and Award Determination.
3.2.1
In determining the Eligible Persons to whom Grants are to be made (“Participants”) and the Grant Value for each Grant (subject to adjustment in accordance with Time Vesting or Performance Conditions), the Board shall take into account the terms of any written employment agreement between an Eligible Person and the Corporation or an Affiliate and may take into account such other factors as it shall determine in its sole and absolute discretion.
3.2.2
For greater certainty and without limiting the discretion conferred on the Board pursuant to this Section, the Board’s decision to approve a Grant in any period shall not require the Board to approve a Grant to any Participant in any other period; nor shall the Board’s decision with respect to the size or terms and conditions of a Grant in any period require it to approve a Grant of the same or similar size or with the same or similar terms and conditions to any Participant in any other period. The Board shall not be precluded from approving a Grant to any Participant solely because such Participant may have previously received a Grant under this Plan or any other similar compensation arrangement of the Corporation or an Affiliate. No Eligible Person has any claim or right to receive a Grant except as may be provided in a written employment agreement between an Eligible Person and the Corporation or an Affiliate.
3.2.3
Each Grant Agreement shall set forth, at a minimum, the type of Share Units and Grant Date of the Grant evidenced thereby, the number of RSUs or PSUs subject to such Grant, the applicable Vesting conditions, the applicable Vesting Period(s) and the treatment of the Grant upon Termination and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board may include in a Grant Agreement terms or conditions pertaining to confidentiality of information relating to the Corporation’s operations or businesses which must be complied with by a Participant including as a condition of the grant or Vesting of Share Units.
3.3
Discretion of the Board. Notwithstanding any other provision hereof or of any applicable instrument of grant, the Board may accelerate or waive any condition to the Vesting of any Grant, all Grants, any class of Grants or Grants held by any group of Participants.
3.4
Effects of Board’s Decision. Any interpretation, rule, regulation, determination or other act of the Board hereunder shall be made in its sole discretion and shall be conclusively binding upon all persons.
3.5
Limitation of Liability. No member of the Board, the Board or any officer or employee of the Corporation or a Affiliate shall be liable for any action or determination made in good faith pursuant to the Plan or any Grant Agreement under the Plan. To the fullest extent permitted by law, the Corporation and the Subsidiaries shall indemnify and save harmless each person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such person is or was a member of the Board or the Board or is or was an officer or employee of the Corporation or a Affiliate.
3.6
Delegation and Administration. The Board may, in its discretion, delegate such of its powers, rights and duties under the Plan, in whole or in part, to any one or more directors, officers or employees of the Corporation as it may determine from time to time, on terms and conditions as it may determine, except the Board shall not, and shall not be permitted to, delegate any such powers, rights or duties to the extent such delegation is not consistent with Applicable

Law. The Board may also appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it, except that the Board shall not, and shall not be permitted to, appoint or engage such a trustee, custodian or administrator to the extent such appointment or engagement is not consistent with Applicable Law.
4.
SHARE RESERVE.
4.1
Shares Reserved and Plan Limits
4.1.1
The number of Shares that may be reserved for issuance under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 15% of the outstanding Shares (on a non-diluted basis) on each Grant Date.
4.1.2
The Corporation will at all times during the term of this Plan reserve and keep available the number of Shares necessary to satisfy the requirements of this Plan.
4.2
Limits on Certain Grants
4.2.1
A Share Unit may only be granted to a Consultant under this Plan if the number of Shares reserved for issuance under that Share Unit, when combined with the number of Shares reserved for issuance under all Share Units granted within the one-year period before the Grant Date by the Corporation to Consultants, does not exceed, in aggregate, 2% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Consultants within the previous one-year period pursuant to the exercise of Share Units).
4.2.2
A Share Unit may only be granted to a Person under this Plan if the number of Shares reserved for issuance under that Share Unit, when combined with the number of Shares reserved for issuance under all Share Units granted within the one-year period before the Grant Date by the Corporation to that Person under all other Share Compensation Plans, does not exceed, in aggregate, 5% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to that Person within the previous one-year period pursuant to the exercise of Share Units), unless any disinterested shareholder approval required by the Exchange has been obtained.
4.2.3
Unless disinterested shareholder approval is obtained, the number of Shares that may be reserved for issuance to Insiders pursuant to grant of Share Units under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 10% of the outstanding Shares at any point in time (on a non-diluted basis).
4.2.4
Unless disinterested shareholder approval is obtained, Share Units may only be granted to an Insider under this Plan if the number of Shares issued to insiders within the one-year period before the Grant Date by the Corporation to Insiders under all other Share Compensation Plans, does not exceed, in aggregate, 10% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Insiders within the previous one-year period pursuant to the exercise of Share Units).
4.2.5
For the purposes of calculating the limits in this Section 4.2:
(a)
the number of Shares reserved for issuance in respect of a Share Unit means the number of Shares which were originally reserved for issuance upon the date of grant of the Share Unit (except for the purposes of calculating the limit in Section 4.2.4, in which case the number of Shares reserved for issuance means the number of Shares reserved for issuance at the time of the calculation); and
(b)
any Share Units granted within the relevant time but prior to the grantee becoming a Consultant or Insider, as applicable (a “Restricted Person”), and any Shares reserved or issued under those grants, will be included in the number of Share Units granted to those Restricted Persons, in the number of Shares reserved for issuance to those Restricted Persons, and in the number of Shares issued to those Restricted Persons, if the grantee becomes a Restricted Person on or before the date the calculation is made.
5.
ACCOUNTS, DIVIDEND EQUIVALENTS AND REORGANIZATION
5.1
Share Unit Account. An account, called a “Share Unit Account”, shall be maintained by the Corporation, or a Affiliate, as specified by the Board, for each Participant and will be credited with such notional grants of Share Units as are received by a Participant from time to time pursuant to Sections 3.1 and 3.2 and any dividend equivalent Share Units pursuant to Section 5.2. Share Units that fail to vest and are forfeited by a Participant pursuant to Section 6, or that are paid out to the Participant or his/her Beneficiary, shall be cancelled and shall cease to be recorded in the

Participant’s Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are paid out, as the case may be. For greater certainty, where a Participant is granted both RSUs and PSUs, such RSUs and PSUs shall be recorded separately in the Participant’s Share Unit Account.
5.2
Dividend Equivalent Share Units. A Grant Agreement relating to a Grant may provide that, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Shares to shareholders of record as of a record date occurring during the period from the Grant Date under the Grant Agreement to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, shall be credited to the Participant who is a party to such Grant Agreement. Where additional RSUs or PSUs are credited to a Participant’s Share Unit Account as dividend equivalents, the number of such additional RSUS or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such Participant if the RSUs or PSUs in the Participant’s Share Unit Account on the dividend record date had been Shares by the Market Value on the date on which the dividends or distributions were paid on the Shares. The additional RSUs or PSUs will be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding RSUs or PSUs granted under the applicable Grant Agreement.
5.3
Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, capital reorganization, consolidation, spin-off, dividends (other than cash dividends in the ordinary course) or other distribution of the Corporation’s assets to shareholders, or any other similar changes affecting the Shares, a proportionate adjustment to reflect such change or changes shall be made with respect to the number of Share Units outstanding under the Plan, or securities into which the Shares are changed or are convertible or exchangeable may be substituted for Shares under this Plan, (1) on a basis proportionate to the number of Share Units in the Participant’s Share Unit Account or (2) as determined by the Board in its sole discretion subject to any applicable Exchange approval.
6.
VESTING AND SETTLEMENT OF SHARE UNITS
6.1
Settlement.
6.1.1
A Participant’s Vested RSUs and Vested PSUs, adjusted in accordance with the applicable multiplier, if any, as set out in the Grant Agreement, and rounded down to the nearest whole number of RSUs or PSUs, as the case may be, shall be settled, by a distribution as provided below to the Participant or his/her Beneficiary, upon or as soon as reasonably practicable following the Vesting thereof in accordance with Section 6.3 or 6.5, as the case may be, subject to the terms of the applicable Grant Agreement. In all events Vested RSUs and Vested PSUs will be settled on or before the sixtieth day following the Vesting Date subject to Section 9.1.
6.1.2
Settlement shall be made by the issuance of one Share for each RSU or PSU then being settled, subject to payment or other satisfaction of all related withholding obligations in accordance with Section 9.2.
6.2
Failure to Vest. For greater certainty, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any RSUs or PSUs that do not become Vested.
6.3
Vesting. Subject to this Section 6, Share Units subject to a Grant and dividend equivalent Share Units credited to the Participant’s Share Unit Account in respect of such Share Units shall vest in such proportion(s) and on such Vesting Date(s) as may be specified in the Grant Agreement governing such Grant provided that the Participant is Employed on the relevant Vesting Date. For greater certainty, in the Board’s sole discretion, a Participant may not be considered to be Employed on a Vesting Date if, prior to such Vesting Date, such Participant received a payment in lieu of notice of Termination of employment, whether under a contract of employment, as damages or otherwise.
6.4
Termination of Employment for Cause or Resignation. Subject to the terms of a Participant’s written employment or consulting agreement with the Corporation or a Affiliate and the relevant Grant Agreement, and unless otherwise determined by the Board, in the event a Participant’s employment is Terminated for Cause by the Corporation, or a Affiliate, as applicable, or a Participant’s employment with the Corporation or a Affiliate Terminates as a result of the Participant’s resignation, no Share Units that have not Vested and been settled prior to the date of the Participant’s Termination for Cause or the last day of employment for a Participant who has resigned, as the case may be, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately.
6.5
Termination of Employment without Cause, Death or Disability. Subject to the terms of a Participant’s written employment or consulting agreement with the Corporation or a Affiliate and the relevant Grant Agreement, in the event a Participant’s employment is Terminated by the Corporation, or a Affiliate, as applicable, without Cause, the Participant dies or experiences a Disability prior to the end of a Vesting Period relating to a Grant:

(a)
the number of RSUs determined by the formula A x B/C, where

A equals the total number of RSUs relating to such Grant that have not previously Vested and dividend equivalent RSUs in respect of such RSUs,

B equals the total number of days between the first day of the Vesting Period relating to such Grant and the Participant’s date of Termination (including due to death), or Disability Date, as the case may be, and

C equals total number of days in the Vesting Period relating to such Grant,

shall become Vested RSUs on the Participant’s date of Termination or Disability Date, as the case may be; and

(b)
the number of PSUs, if any, determined by the formula A x B/C, where

A equals the total number of PSUs recorded in the Participant’s Share Unit Account relating to such Grant that have not previously Vested, including dividend equivalent PSUs, adjusted by the Board based on the extent to which the Performance Conditions set out in the Grant Agreement applicable to such Grant would have been met if the Performance Period for the Grant had ended as of the last day of the month immediately preceding the Participant’s date of Termination (including due to death) or Disability Date, as the case may be,

B equals the total number of days between the first day of the Performance Period relating to such Grant and the Participant’s date of Termination or Disability Date, as the case may be, and

C equals the total number of days in the Performance Period relating to such Grant,

shall become Vested PSUs on the Participant’s date of Termination or Disability Date, as the case may be.

6.6
Change of Control. Despite any other provision of this Plan or any Grant Agreement, in the event of an actual or potential Change of Control, the Board has the right, in its sole discretion and on the terms it sees fit, without any action or consent required on the part of any Participant, to deal with any Share Units in the manner it deems equitable and appropriate in the circumstances, including the right to:
6.6.1
determine that any Share Units will remain in full force and effect in accordance with their terms after the Change of Control;
6.6.2
cause any Share Units to be converted or exchanged for rights to acquire shares of another entity involved in the Change of Control, having the same value and terms and conditions as the Share Units (except that Performance Conditions relating to PSUs may be adjusted to refer to such other entity, any of its affiliates and/or a business unit of such other entity or its affiliates);
6.6.3
accelerate the Vesting of any unvested Share Units; and
6.6.4
provide Participants with the right to surrender Share Units for an amount per Share Unit equal to the Market Value.

Notwithstanding the foregoing, the Board shall not have any discretion under this Section 6.6 to take any action with respect to a U.S. Participant’s Share Units that would cause a violation of Section 409A.

6.7
The Corporation will use its best efforts to give the affected Participants written notice of any determination made by the Board under Section 6.6 at least 14 days before the effective date of the Change of Control Transaction.
7.
CURRENCY
7.1
Currency. Except where the context otherwise requires, all references in the Plan to currency refer to lawful Canadian currency. Any amounts required to be determined under this Plan that are denominated in a currency other than Canadian dollars shall be converted to Canadian dollars at the applicable Bank of Canada noon rate of exchange on the date as of which the amount is required to be determined.
8.
SHAREHOLDER RIGHTS

8.1
No Rights to Shares. Share Units are not Shares and a Grant of Share Units will not entitle a Participant to any shareholder rights, including, without limitation, voting rights, dividend entitlement or rights on liquidation.
9.
MISCELLANEOUS
9.1
Compliance with Laws Policies. The Corporation’s obligation to deliver any Shares hereunder is subject to compliance with Applicable Law. Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that the Participant will, at all times, act in strict compliance with Applicable Law and all other laws and any policies of the Corporation applicable to the Participant in connection with the Plan including, without limitation, furnishing to the Corporation all information and undertakings as may be required to permit compliance with Applicable Law.
9.2
Withholdings. So as to ensure that the Corporation or a Affiliate, as applicable, will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Corporation or the Affiliate shall withhold or cause to be withheld from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary to permit the Corporation or the Affiliate, as applicable, to so comply. The Corporation and any Affiliate may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Corporation may determine in its sole discretion, by (a) selling on such Participant’s behalf, or requiring such Participant to sell, any Shares, and retaining any amount payable which would otherwise be provided or paid to such Participant in connection with any such sale, or (b) requiring, as a condition to the delivery of Shares in settlement of any Participant’s Share Units, that such Participant make such arrangements as the Corporation may require so that the Corporation and the Subsidiaries can satisfy such withholding obligations, including requiring such Participant to remit an amount to the Corporation or a Affiliate in advance, or reimburse the Corporation or any Affiliate for, any such withholding obligations.
9.3
No Right to Continued Employment. Nothing in the Plan or in any Grant Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Corporation or any Affiliate, to be entitled to any remuneration or benefits not set forth in the Plan or a Grant Agreement or to interfere with or limit in any way the right of the Corporation or any Affiliate to terminate Participant’s employment or service arrangement with the Corporation or any Affiliate.
9.4
No Additional Rights. Neither the designation of an employee as a Participant nor the grant of any Share Units to any Participant entitles any person to the grant, or any additional grant, as the case may be, of any Share Units under the Plan.
9.5
Amendments, Suspension or Termination of Plan or Grants. The Board may amend, suspend or discontinue the Plan or any Grant at any time at its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Plan or of any Grant may (i) materially and adversely affect any rights of a Participant in respect of any Grant previously made under the Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the Exchange (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Plan or the Corporation is subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Grants made under the Plan prior to the date of such termination.

For greater certainty and without limiting the generality of the foregoing, shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the Exchange:

(i) amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii) amendments of a "housekeeping", clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii) changing the terms and conditions governing any Grant(s) made under the Plan, including the vesting terms and settlement method;

(iv) determining that any of the provisions of the Plan concerning the effect of the Participant’s death or permanent disability, the termination of the Participant’s employment, term of office or consulting engagement or the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v) amendments to the definition of Eligible Person;

(vi) changing the termination provisions of the Plan or any Grant;

(vii) the addition of or amendments to any provisions necessary for Grants to qualify for favourable tax treatment to Participants or the Corporation under applicable tax laws or otherwise address changes in applicable tax laws;

(viii) amendments relating to the administration of the Plan; and

(ix) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules or policies of any Exchange upon which the Shares trade from time to time.

9.6
Administration Costs. The Corporation will be responsible for all costs relating to the administration of the Plan.
9.7
Designation of Beneficiary. Subject to the requirements of Applicable Law, a Participant may designate a Beneficiary, in writing, to receive any benefits that are payable under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form as may be prescribed by the Board from time to time. A Beneficiary designation under this Section 9.7 and any subsequent changes thereto shall be filed with the Secretary of the Corporation.
9.8
Section 409A. This Section 9.8 applies only to Share Units granted to U.S. Participants.
9.8.1
The Share Units are intended to be exempt from or compliant with the requirements of Section 409A. To the extent that any Share Unit is subject to the requirements of Section 409A, then, with respect to such Share Unit, (i) this Plan and any corresponding Grant Agreement will be interpreted to the maximum extent possible in a manner to comply with the requirements of Section 409A, and (ii) the settlement of such Share Unit may only be made upon an event and in a manner that complies with Section 409A.
9.8.2
Notwithstanding any other provision in this Plan or any Grant Agreement regarding the settlement of a Share Unit, the settlement of any Share Unit that is subject to the requirements of Section 409A that is made as a result of a “separation from service” (as defined under Section 409A) during the six (6)-month period immediately following a U.S. Participant’s separation from service will not be made during that six (6)-month period immediately following such separation from service if the U.S. Participant is then deemed to be a “specified employee” (as defined under and determined in accordance with Section 409A) of a service provider whose stock is publicly traded on an established securities market or otherwise. Such settlement will instead be made on the first day of the seventh month immediately following such separation from service. This paragraph and the six (6)-month delay contained herein will cease to be applicable in the event of and following the U.S. Participant’s death.
9.8.3
Each payment made under this Plan with respect to any Share Unit will be designated as a “separate payment” within the meaning of and for purposes of Section 409A.
9.8.4
Notwithstanding anything in this Plan or any Grant Agreement to the contrary, neither the Corporation nor any Affiliate makes any representation to any Participant, any Beneficiary, or any other Person about the effect of Section 409A on the provisions of this Plan or any grant of Share Units, and neither the Corporation nor any Affiliate will have any liability to any Participant, any Beneficiary, or any other Person in the event that such Participant, Beneficiary, or other Person becomes subject to taxation (including taxes, penalties, and interest) under Section 409A (other than any reporting and/or withholding obligations that the Corporation or any Affiliate may have under applicable tax law) or in the event any Participant, any Beneficiary, or any other Person incurs other expenses on account of non-compliance or alleged non-compliance with Section 409A.
9.9
Additional Securities Law Requirements for U.S. Participants. This Section 9.9 applies only to Share Units granted to U.S. Participants:
9.9.1
This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 or, to the extent applicable, Section 25102(o); however, grants may be made to U.S. Participants pursuant to this Plan which do not specifically qualify for exemption from registration under Rule 701 or, to the extent applicable, Section 25102(o). A Grant may be awarded in reliance upon other state securities law exemptions, as applicable, and any requirement of this Plan which is required in law only because of Section 25102(o) will not apply with respect to a particular Grant to which Section 25102(o) will not apply in light of the particular U.S. Participant.

9.9.2
Any provision of this Plan that is inconsistent with Rule 701 (or, to the extent applicable, Section 25102(o)) shall, without further act or amendment by the Corporation, be reformed to comply with the requirements of Rule 701 (and, to the extent applicable, Section 25102(o)). Any Grants made to any U.S. Participant hereunder will not be effective unless such grant is made in compliance in all respects with Applicable Laws, including all applicable federal, state and foreign securities laws, rules and regulations of any Governmental Authority, as well as the requirements of any U.S. or foreign stock exchange or automated quotation system upon which the Corporation’s securities may then be listed or quoted, as they are in effect on the date of the Grant. The Corporation shall be under no obligation to register or qualify the Share Units with the SEC, any state or foreign securities commission or any stock exchange to effect such compliance, and the Corporation will have no liability for any inability or failure so do.
9.9.3
Notwithstanding any other provision in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver any securities under this Plan, including any Share Units, to any U.S. Participant prior to (i) obtaining any approvals from any Governmental Authority that the Corporation determines in its discretion are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such securities under any federal, state or foreign law or ruling of any Governmental Authority that the Corporation determines in its discretion to be necessary or advisable.
9.9.4
For the avoidance of doubt, a Consultant shall only be eligible to receive a Grant in reliance on Rule 701 to the extent that such Consultant is a natural person as described under Section 1.3.10(e).
10.
ASSIGNMENT

Subject to Section 9.7, the assignment or transfer of the Share Units, or any other benefits under this Plan, shall not be permitted other than by operation of law.

Schedule 1

CALIFORNIA SUPPLEMENT

The Board has adopted this California Supplement for purposes of satisfying the requirements of Section 25102(o). All capitalized terms used but not defined in this California Supplement shall have the meanings ascribed to them in the TerrAscend Corp. Share Unit Plan, as the same may be amended or varied from time to time (the “Plan”).

Notwithstanding anything to the contrary contained in the Plan, and except as otherwise determined by the Corporation, the provisions set forth in this California Supplement shall apply to any Grants made under the Plan to a U.S. Participant who is a resident of the State of California on the date of the Grant (each, a “California Holder”) and which are intended to be exempt from registration in California pursuant to Section 25102(o).

All California Holders will be subject to the following additional limitations, terms and conditions:

Additional Limitations on Timing of Awards

No Share Units granted to a California Holder shall become vested or realizable unless the Plan has been approved by the holders of a majority of the Corporation’s outstanding voting securities (i) within twelve (12) months before or after the date the Plan was adopted by the Board or (ii) prior to or within twelve (12) months following the Grant to a California Holder.

Additional Limitations; Adjustments

No Share Units granted to a California Holder will be granted for a term in excess of ten (10) years. The terms of all Share Units granted to a California Holder shall comply with Section 260.140.42 of the California Code of Regulations. The Corporation will make such adjustments to any Share Units held by a California Holder as may be required by Section 260.140.42 of the California Code of Regulations.

Additional Requirement to Provide Information to California Holders

To the extent required by Section 260.140.46 of the California Code of Regulations (or any successor provision thereto), the Corporation shall provide to each California Holder and to each California Holder who acquires Shares pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Corporation shall not be required to provide such statements to key persons whose duties in connection with the Corporation assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701, as determined by the Board; provided that, for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

Form of Proxy – Annual Meeting to be held on June 24, 2025	Trader’s Bank Building 702, 67 Yonge St. Toronto, ON M5E 1J8

Appointment of Proxyholder

I/We being the undersigned holder(s) of Common Shares (as defined below) hereby appoint Ari Unterman, Associate General Counsel, or failing him, Lynn Gefen, Chief People and Legal Officer, Corporate Secretary (the “Management Nominees”)

OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual meeting of the shareholders of common shares (the “Common Shares”) of TerrAscend Corp. (“TerrAscend” or the “Corporation”) to be held virtually at https://web.lumiagm.com/229337617 on June 24, 2025, at 1:00pm (Eastern Time) or at any adjournment or postponement thereof.

This form of proxy is to be read in conjunction with TerrAscend’s notice of meeting and management information circular and proxy statement dated April 28, 2025 (the “Circular”). Capitalized terms used but not defined in this form of proxy shall have the meanings given to them in the Circular.

1. Election of Directors.	For Withhold		For Withhold		For Withhold
a. Craig Collard	☐ ☐	b. Kara DioGuardi	☐ ☐	c. Ira Duarte	☐ ☐
d. Edward Schutter	☐ ☐	e. Jason Wild	☐ ☐
2.
Appointment of Auditors. To ratify the re-appointment of MNP LLP by the audit committee as the Corporation’s auditor and independent public accounting firm for the fiscal year ended December 31, 2025 and to authorize the Board to fix their remuneration.
For Withhold ☐ ☐
3.
Option Amendment Resolution. To consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the accompanying Circular, amendments to an aggregate of 3,706,250 stock options of the Corporation (the “Options”) held by certain insiders of the Corporation, to modify the exercise prices of such Options, subject to meeting a service period requirement, from their current respective exercise prices to the exercise prices set forth in the Circular.
For Against ☐ ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by management.

Signature(s):	Date / / MM / DD / YY

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This form of proxy is solicited by and on behalf of management.

Proxies must be received by 1:00pm, Eastern Time, on June 20, 2025.

Notes to Proxy

1.
Each holder has the right to appoint a person, who need not be a holder, to attend and represent them at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2.
If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3.
This proxy should be signed in the exact manner as the name appears on the proxy.
4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by management to the holder.
5.
The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by management.
6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
8.
This proxy should be read in conjunction with the meeting materials provided and filed by management, including the Circular

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

To Vote Your Proxy Online please visit:

https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://web.lumiagm.com/229337617. The password to join the meeting is “terrascend2025” (case-sensitive). For further information on the virtual meeting and how to attend it, please view the Circular.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

Shareholder Address and Control Number Here

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